As filed with the U.S. Securities and Exchange Commission on November 5, 2018

Securities Act File No. 333-206784

Investment Company Act File No. 811-23096

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.
Post-Effective Amendment No. 63	☒

and/or

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940	☒

Amendment No. 66

(Check appropriate box or boxes)

Legg Mason ETF Investment Trust

(Exact Name of Registrant as Specified in Charter)

620 Eighth Avenue, 49th Floor, New York, New York	10018
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, including Area Code (877) 721-1926

Robert I. Frenkel

Legg Mason ETF Investment Trust

100 First Stamford Place

Stamford, Connecticut 06902

(Name and Address of Agent for Service)

COPY TO:

P. Jay Spinola, Esq.

Willkie Farr & Gallagher LLP

787 7th Avenue

New York, New York 10019

Continuous

(Approximate Date of Proposed Offering)

It is proposed that this filing will become effective:

☐	immediately upon filing pursuant to paragraph (b)
☒	on November 9, 2018 pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

This filing relates solely to Legg Mason Small-Cap Quality Value ETF.

Prospectus     November 9, 2018

LEGG MASON

EQUITY

ETFs

LEGG MASON SMALL-CAP QUALITY VALUE ETF

NASDAQ (Ticker Symbol): SQLV

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this Prospectus is accurate or complete. Any statement to the contrary is a crime.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Investment objective

Legg Mason Small-Cap Quality Value ETF (the “fund”) seeks to track the investment results of an index composed of equity securities of small-capitalization companies that are traded in the United States.

Fees and expenses of the fund

The accompanying table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may also incur usual and customary brokerage commissions and other charges when buying or selling shares of the fund, which are not reflected in the table. The management agreement between Legg Mason ETF Investment Trust (the “Trust”) and Legg Mason Partners Fund Advisor, LLC (“LMPFA” or the “manager”) (the “Management Agreement”) provides that LMPFA will pay all operating expenses of the fund, except interest expenses, taxes, brokerage expenses, future Rule 12b-1 fees (if any), acquired fund fees and expenses, extraordinary expenses and the management fee payable to LMPFA under the Management Agreement. LMPFA will also pay all subadvisory fees of the fund.

Shareholder fees
(fees paid directly from your investment)
None

Annual fund operating expenses (%)
(expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.60
Distribution and/or service (12b-1) fees	0.00
Other expenses	None
Total annual fund operating expenses	0.60

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. The example assumes:

•	You invest $10,000 in the fund for the time periods indicated

•	Your investment has a 5% return each year and the fund’s operating expenses remain the same

You may also incur usual and customary brokerage commissions and other charges when buying or selling shares of the fund, which are not reflected in the example.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Number of years you own your shares ($)
	1 year	3 years	5 years	10 years
Legg Mason Small-Cap Quality Value ETF	61	192	335	750

Portfolio turnover. The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 80% of the average value of its portfolio.

2	Legg Mason Small-Cap Quality Value ETF

Principal investment strategies

The fund seeks to track the investment results of the Royce Small-Cap Quality Value Index (the “Underlying Index”). The Underlying Index utilizes a proprietary methodology created and sponsored by Royce & Associates, LP (“Royce”), the fund’s subadviser. Royce is affiliated with both LMPFA and the fund. The fund will invest at least 80% of its net assets, plus borrowings for investment purposes, if any, in securities that compose its Underlying Index.

The Underlying Index is composed of equity securities that meet certain criteria. Using Royce’s methodology, the Underlying Index will generally favor stocks with lower than average valuation, higher than average profitability, and higher than average debt coverage (i.e., available cash flow to pay current debt obligations) as compared with other stocks included in the investment universe while maintaining a comparable risk profile.

The investment universe includes common stocks of U.S. headquartered companies listed on U.S. exchanges, and excludes royalty companies, American depositary receipts and global depositary receipts, master limited partnerships, stocks with a share price less than or equal to $1.00, and stocks deemed by Royce to have insufficient trading volume. The universe is then refined to include stocks with market capitalizations that are between the 1001st and 3000th largest companies based on descending market capitalization at time of rebalance. From that universe, real estate investment trusts (REITs) are excluded.

Underlying Index constituents are selected using Royce’s proprietary, rules-based multi-factor scoring system, with all factors measured by Royce, in order to seek to identify companies which combine favorable attributes of quality and value, as defined by Royce, compared with companies within the same market sector. For quality factors, the Underlying Index focuses on a company’s profitability (as measured by return on invested capital), the historic stability of its profitability (as measured by variance of return on assets), and debt coverage (as measured by cash flow relative to debt). The debt coverage ratio is used in an attempt to limit Underlying Index exposure to companies that Royce believes may have higher financial risk. For value factors, the Underlying Index focuses on the free cash flow of a company compared to its enterprise value. After the securities are scored by quality and value factors, each security’s momentum score, which is based on the price performance over the most recent 30 days, is used to determine the timing of the addition or deletion of the security into the Underlying Index. Underlying Index position weights are then calculated using a composite score based on company fundamentals that include book value, revenue, free cash flow, and dividends paid. By using fundamental factors to weight stocks rather than market capitalization, the Underlying Index seeks to have lower exposure to overvalued companies, while still maintaining broad diversification. Concentration limits are also implemented in the construction process of the Underlying Index.

As initially constituted and balanced, the Underlying Index is designed to seek to maintain diversification by limiting the weighting of individual constituents as well as sectors. No individual security in the Underlying Index will exceed 3%, there is no minimum weighting for an individual security and no sector will exceed 25% of the Underlying Index.

The Underlying Index’s constituents are reconstituted quarterly, on the second Friday of March, June, September, and December. If that day is a New York Stock Exchange (“NYSE”) holiday or the NYSE is closed, however, reconstitution will take place on the next business day. Any changes to or deviations from this methodology (e.g., to limit portfolio turnover) are made in the sole judgment and discretion of Royce so that the Underlying Index continues to achieve its objectives. The fund’s securities portfolio is rebalanced when the Underlying Index is reconstituted. The composition of the Underlying Index and the fund after reconstitution and rebalancing may fluctuate and exceed the above Underlying Index limitations due to market movements and other factors. The components of the Underlying Index, and the degree to which these components represent certain sectors and industries, may change over time.

The fund may invest up to 20% of its net assets in cash and cash equivalents; other investment companies, including exchange-traded funds; exchange-traded notes; depositary receipts; and in securities and other instruments not included in its Underlying Index but which Royce believes will help the fund track its Underlying Index.

Index investing. The fund uses a “passive” or indexing investment approach to achieve its investment objective. Unlike many investment companies, the fund does not try to outperform its Underlying Index and does not seek temporary defensive positions when markets decline or appear overvalued. Indexing may eliminate the chance that the fund will substantially outperform the Underlying Index and also may reduce some of the risks of active management, such as poor security selection.

Industry concentration policy. The fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry to approximately the same extent that the Underlying Index is concentrated. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and repurchase agreements collateralized by U.S. government securities are not considered to be issued by members of any industry.

As of the end of the fund’s fiscal year, the top 3 industry sectors represented by the fund’s underlying investments were industrials, healthcare, consumer discretionary and financials (these last two industry sectors were tied for third).

Principal risks

Risk is inherent in all investing. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or government agency. The following is an alphabetical list of the principal risks of investing in the fund.

Legg Mason Small-Cap Quality Value ETF	3

Asset class risk. Securities or other assets in the Underlying Index or in the fund’s portfolio may underperform in comparison to the general financial markets, a particular financial market or other asset classes.

Assets under management risk. From time to time a third party, LMPFA and/or affiliates of LMPFA or the fund may invest in the fund and hold its investment for a specific period of time in order for the fund to achieve size or scale. There can be no assurance that any such entity will not redeem its investment, that it will not redeem at an inopportune time for the fund or that the size of the fund will be maintained at a level necessary to enable the fund to remain viable. Such redemption may cause the fund to sell assets (or invest cash) at disadvantageous times or prices, increase or accelerate taxable gains or transaction costs and may negatively affect the fund’s net asset value, performance, or ability to satisfy redemptions in a timely manner.

Authorized Participant concentration risk. Only an Authorized Participant may engage in creation or redemption transactions directly with the fund. The fund has a limited number of institutions that act as Authorized Participants. To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the fund and no other Authorized Participant is able to step forward to create or redeem, in either of these cases, fund shares may trade at a discount to net asset value and possibly face trading halts and/or delisting.

Calculation methodology risk. The Underlying Index relies on various sources of information to assess the criteria of issuers, including information that may be based on assumptions and estimates. The fund, LMPFA and Royce do not guarantee the accuracy of the Underlying Index or have liability for any errors therein.

Concentration risk. The fund may be susceptible to an increased risk of loss, including losses due to events that adversely affect the fund’s investments more than the market as a whole, to the extent that the fund’s investments are concentrated in the securities of a particular issuer or issuers within the same geographic region, market, industry, group of industries, sector or asset class.

Consumer discretionary sector risk. The consumer discretionary sector may be affected by changes in domestic and international economies, exchange and interest rates, competition, consumers’ disposable income, trading and tariff arrangements, consumer preferences, social trends and marketing campaigns.

Cybersecurity risk. Cybersecurity incidents, both intentional and unintentional, may allow an unauthorized party to gain access to fund assets, fund or customer data (including private shareholder information), or proprietary information, cause the fund, the manager, the subadvisers, Authorized Participants, the relevant listing exchange and/or their service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality or prevent fund investors from purchasing, redeeming or exchanging shares or receiving distributions. The fund, the manager, and the subadvisers have limited ability to prevent or mitigate cybersecurity incidents affecting third party service providers. Cybersecurity incidents may result in financial losses to the fund and its shareholders, and substantial costs may be incurred in order to prevent any future cybersecurity incidents.

Financial services industry risk. The fund is more susceptible to any economic, business, political, regulatory or other developments that adversely affect issuers in the financial services industry than a fund that does not concentrate its investments in the financial services industry. Economic downturns, credit losses, data breaches and severe price competition, among other things, can negatively affect this industry. The profitability of financial services companies is dependent on the availability and cost of capital and can be significantly affected by changes in interest rates and monetary policy. Financial services companies are also subject to extensive government regulation, and policy and legislative changes in the United States and other countries are changing many aspects of financial regulation. Financial services companies will be particularly affected by these changes in regulation, and the impact of these changes on any individual company or on the industry as a whole may not be fully known for some time. Interconnectedness or interdependence among financial services companies increases the risk that the financial distress or failure of one financial services company may materially and adversely affect a number of other financial services companies. In recent years, cyber attacks and technology malfunctions have become increasingly frequent in this sector and have caused significant losses to companies in this sector, which may negatively impact the fund.

Healthcare sector risk. The profitability of companies in the healthcare sector may be affected by government regulations and government healthcare programs, increases or decreases in the cost of medical products and services and product liability claims, among other factors. Many healthcare companies are heavily dependent on patent protection, and the expiration of a company’s patent may adversely affect that company’s profitability. Healthcare companies are subject to competitive forces that may result in price discounting, and may be thinly capitalized and susceptible to product obsolescence.

Index-related risk. There is no guarantee that the fund will achieve a high degree of correlation to the Underlying Index and therefore achieve its investment objective. Market disruptions and regulatory restrictions could have an adverse effect on the fund’s ability to adjust its exposure to the required levels in order to track the Underlying Index. Errors in index data, index computations and/or the construction of the Underlying Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the index administrator for a period of time or at all, which may have an adverse impact on the fund and its shareholders.

Industrials sector risk. The industrials sector may be adversely affected by changes in the supply of and demand for raw materials, products and services, product obsolescence, strikes or labor shortages, claims for environmental damage or product liability, trading and tariff arrangements, and general economic conditions, among other factors.

4	Legg Mason Small-Cap Quality Value ETF

Issuer risk. The market price of a security can go up or down more than the market as a whole and can perform differently from the value of the market as a whole, due to factors specifically relating to the security’s issuer, such as disappointing earnings reports by the issuer, unsuccessful products or services, loss of major customers, changes in management, corporate actions, negative perception in the marketplace, major litigation against the issuer or changes in government regulations affecting the issuer or the competitive environment. The fund may experience a substantial or complete loss on an individual security.

Liquidity risk. Some assets held by the fund may be impossible or difficult to sell and some assets that the fund wants to invest in may be impossible or difficult to purchase, particularly during times of market turmoil or due to adverse changes in the conditions of a particular issuer. These illiquid assets may also be difficult to value. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling or unable to make a market for certain securities. If the fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the fund may be forced to sell at a loss. The fund may not receive its proceeds from the sale of certain securities for an extended period (for example, several weeks or even longer).

Market events risk. In the past decade financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These conditions may continue, recur, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrading of sovereign debt; changes in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment.

U.S. and non-U.S. governments and central banks have provided significant support to financial markets, including by keeping interest rates at historically low levels. The U.S. Federal Reserve is reducing its market support activities and has begun raising interest rates. Certain non-U.S. governments and central banks have implemented or may implement so-called negative rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the fund invests.

Policy and legislative changes in the United States and in other countries and other events affecting global markets, such as the United Kingdom’s expected exit from the European Union (or Brexit) are affecting many aspects of financial regulation and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund’s investments may be negatively affected.

Market trading risk. The fund faces numerous market trading risks, including the potential lack of an active market for fund shares, losses from trading in secondary markets, periods of high volatility and disruptions in the creation/redemption process. Any of these factors, among others, may lead to the fund’s shares trading at a premium or discount to net asset value.

Model risk. The fund, LMPFA, and Royce cannot offer any assurance that the allocation methodology used to determine the components of the Underlying Index will achieve its intended results or maximize returns or minimize risks. When a model or data used in managing the fund contains an error, or is incorrect or incomplete, any investment decision made in reliance on the model or data may not produce the desired results and the fund may realize losses.

Passive investment risk. The fund is not actively managed and neither LMPFA nor Royce attempts to take defensive positions.

Quality stocks risk. Stocks included in the Underlying Index are deemed by Royce to be quality stocks but there is no guarantee that the past performance of these stocks will continue. Companies that issue these stocks may experience lower than expected profitability or may experience negative growth, as well as increased leverage, resulting in lower than expected or negative returns to fund shareholders. Many factors can affect a stock’s quality and performance, and the impact of these factors on a stock or its price can be difficult to predict.

Small capitalization company risk. The fund will be exposed to additional risks as a result of its investments in the securities of small capitalization companies. Small capitalization companies may fall out of favor with investors; may have limited product lines, operating histories, markets or financial resources; or may be dependent upon a limited management group. The prices of securities of small capitalization companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions, including those experienced during a recession. Securities of small capitalization companies may underperform large capitalization companies, may be harder to sell at times or at prices the portfolio managers believe appropriate and may have greater potential for losses.

Small fund risk. When the fund’s size is small, the fund may experience low trading volume and wide bid/ask spreads. In addition, the fund may face the risk of being delisted if the fund does not meet certain conditions of the listing exchange.

Legg Mason Small-Cap Quality Value ETF	5

Stock market and equity securities risk. The stock markets are volatile and the market prices of the fund’s equity securities may decline generally. Equity securities may have greater price volatility than other asset classes, such as fixed income securities, and may fluctuate in price based on actual or perceived changes in a company’s financial condition and overall market and economic conditions and perceptions. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline.

Tracking error risk. The fund may be subject to tracking error, which is the divergence of the fund’s performance from that of the Underlying Index. Tracking error may occur because of differences between the securities and other instruments held in the fund’s portfolio and those included in the Underlying Index, pricing differences, transaction costs, the fund’s holding of uninvested cash, differences in timing of the accrual of distributions, the requirements associated with pass-through tax treatment, portfolio transactions carried out to minimize the distribution of capital gains to shareholders, changes to the Underlying Index or the need to meet various new or existing regulatory requirements. Tracking error may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the fund incurs fees and expenses, while the Underlying Index does not.

Trading issues risk. Trading in fund shares on NASDAQ may be halted in certain circumstances. There can be no assurance that the requirements of NASDAQ necessary to maintain the listing of the fund will continue to be met.

Valuation risk. The sales price the fund could receive upon the sale of any particular portfolio investment may differ from the fund’s valuation of the investment and may differ from the value used by the Underlying Index, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology. Authorized Participants who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology. The fund’s ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.

Value investing risk. The value approach to investing involves the risk that stocks may remain undervalued, undervaluation may become more severe, or perceived undervaluation may actually represent intrinsic value. Value stocks may underperform the overall equity market while the market concentrates on growth stocks.

Volatility risk. The market prices of the securities or other assets in the fund’s portfolio may fluctuate, sometimes rapidly and unpredictably. The price of a security may fluctuate due to factors affecting markets generally or particular industries. The market price of a security or other asset may also be more volatile than the market as a whole. This volatility may affect the fund’s net asset value. Securities or other assets in the fund’s portfolio may be subject to price volatility and the prices may not be any less volatile than the market as a whole and could be more volatile. Events or financial circumstances affecting individual securities or sectors may increase the volatility of the fund.

These and other risks are discussed in more detail in the Prospectus or in the Statement of Additional Information.

6	Legg Mason Small-Cap Quality Value ETF

Performance

The fund has not yet operated for a full calendar year. Once the fund has a performance record of at least one calendar year, a bar chart and performance table will be included in this Prospectus. The performance information will provide some indication of the risks of investing in the fund by showing changes in the fund’s performance from year to year and by showing how the fund’s average annual returns compare with those of a broad measure of market performance. The fund makes updated performance information, including its current net asset value, available at www.leggmason.com/etfproducts (select fund), or by calling the fund at 1-877-721-1926.

Legg Mason Small-Cap Quality Value ETF	7

Management

Investment manager: Legg Mason Partners Fund Advisor, LLC (“LMPFA”)

Subadviser: Royce & Associates, LP

Portfolio managers: George Necakov, CFA, has been the Portfolio Manager of the fund since 2017. Michael Connors has been the Assistant Portfolio Manager of the fund since 2017.

Purchase and sale of fund shares

The fund is an exchange-traded fund (commonly referred to as an “ETF”). Individual shares of the fund are listed on a national securities exchange and are redeemable only by Authorized Participants in Creation Units (as defined in this section). Most investors will buy and sell shares of the fund through a broker-dealer. The price of fund shares is based on market price, and because ETF shares trade at market prices rather than at net asset value, shares may trade at a price greater than net asset value (a premium) or less than net asset value (a discount). The fund will only issue or redeem shares that have been aggregated into blocks of 50,000 shares or multiples thereof (“Creation Units”) to Authorized Participants who have entered into agreements with the fund’s distributor. The fund generally will issue or redeem Creation Units in return for a designated portfolio of securities (and an amount of cash) that the fund specifies each day.

Tax information

The fund’s distributions are taxable, and will be taxed as ordinary income and/or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. Withdrawals from such tax-deferred arrangements may be subject to tax at a later date.

Payments to broker/dealers and other financial intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), LMPFA or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems or other services related to the sale or promotion of the fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

8	Legg Mason Small-Cap Quality Value ETF

More on the fund investment strategies, investments and risks

Introduction

The fund is an exchange-traded fund (“ETF”), and the shares of the fund are listed for trading on NASDAQ. The market price for a share of the fund may be different from the fund’s most recent net asset value (“NAV”).

ETFs are funds that trade like other publicly traded securities. The fund is designed to track an index. Similar to shares of an index mutual fund, each share of the fund represents an ownership interest in an underlying portfolio of securities and other instruments intended to track a market index. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, shares of the fund may be purchased or redeemed directly from the fund at NAV solely by Authorized Participants (as defined in the “Creations and redemptions” section of this Prospectus). Also unlike shares of a mutual fund, shares of the fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.

An index is a financial calculation, based on a grouping of financial instruments, that is not an investment product, while the fund is an actual investment portfolio. The performance of the fund and its Underlying Index may vary for a number of reasons, including transaction costs, non-U.S. currency valuations, asset valuations, corporate actions (such as mergers and spin-offs), timing variances and differences between the fund’s portfolio and its Underlying Index resulting from the fund’s use of representative sampling or from legal restrictions (such as diversification requirements) that apply to the fund but not to its Underlying Index. “Tracking error” is the divergence of the performance (return) of the fund’s portfolio from that of its Underlying Index. Royce expects that, over time, the fund’s tracking error will not exceed 5%. To the extent the fund uses a representative sampling indexing strategy, it may have a larger tracking error than if it used a replication indexing strategy. “Replication” is an indexing strategy in which the fund invests in substantially all of the securities in its underlying index in approximately the same proportions as in the underlying index.

Investment objective

The fund seeks to track the investment results of an index composed of equity securities of small-capitalization companies that are traded in the United States.

Principal investment strategies

The fund seeks to track the investment results of the Royce Small-Cap Quality Value Index (the “Underlying Index”). The Underlying Index utilizes a proprietary methodology created and sponsored by Royce, the fund’s subadviser. Royce is affiliated with both LMPFA and the fund. The fund will invest at least 80% of its net assets, plus borrowings for investment purposes, if any, in securities that compose its Underlying Index.

The Underlying Index is composed of equity securities that meet certain criteria. Using Royce’s methodology, the Underlying Index will generally favor stocks with lower than average valuation, higher than average profitability, and higher than average debt coverage (i.e., available cash flow to pay current debt obligations) as compared with other stocks included in the investment universe while maintaining a comparable risk profile.

The investment universe includes common stocks of U.S. headquartered companies listed on U.S. exchanges, and excludes royalty companies, American depositary receipts and global depositary receipts, master limited partnerships, stocks with a share price less than or equal to $1.00, and stocks deemed by Royce to have insufficient trading volume. The universe is then refined to include stocks with market capitalizations that are between the 1001st and 3000th largest companies based on descending market capitalization at time of rebalance. From that universe, real estate investment trusts (REITs) are excluded.

Underlying Index constituents are selected using Royce’s proprietary, rules-based multi-factor scoring system, with all factors measured by Royce, in order to seek to identify companies which combine favorable attributes of quality and value, as defined by Royce, compared with companies within the same market sector. For quality factors, the Underlying Index focuses on a company’s profitability (as measured by return on invested capital), the historic stability of its profitability (as measured by variance of return on assets), and debt coverage (as measured by cash flow relative to debt). The debt coverage ratio is used in an attempt to limit Underlying Index exposure to companies that Royce believes may have higher financial risk. For value factors, the Underlying Index focuses on the free cash flow of a company compared to its enterprise value. After the securities are scored by quality and value factors, each security’s momentum score, which is based on the price performance over the most recent 30 days, is used to determine the timing of the addition or deletion of the security into the Underlying Index. Underlying Index position weights are then calculated using a composite score based on company fundamentals that include book value, revenue, free cash flow, and dividends paid. By using fundamental factors to weight stocks rather than market capitalization, the Underlying Index seeks to have lower exposure to overvalued companies, while still maintaining broad diversification. Concentration limits are also implemented in the construction process of the Underlying Index.

As initially constituted and balanced, the Underlying Index is designed to seek to maintain diversification by limiting the weighting of individual constituents as well as sectors. No individual security in the Underlying Index will exceed 3%, and there is no minimum weighting for an individual security and no sector will exceed 25% of the Underlying Index.

The Underlying Index’s constituents are reconstituted quarterly, on the second Friday of March, June, September, and December. If that day is a New York Stock Exchange (“NYSE”) holiday or the NYSE is closed, however, reconstitution will take place on the next business day. Any changes to or deviations from this methodology (e.g., to limit portfolio turnover) are made in the sole judgment and discretion of Royce so that the Underlying Index

Legg Mason Small-Cap Quality Value ETF	9

continues to achieve its objectives. The fund’s securities portfolio is rebalanced when the Underlying Index is reconstituted. The composition of the Underlying Index and the fund after reconstitution and rebalancing may fluctuate and exceed the above Underlying Index limitations due to market movements and other factors. The components of the Underlying Index, and the degree to which these components represent certain sectors and industries, may change over time.

The fund may invest up to 20% of its net assets in cash and cash equivalents; other investment companies, including exchange-traded funds; exchange-traded notes; depositary receipts; and in securities and other instruments not included in its Underlying Index but which Royce believes will help the fund track its Underlying Index.

Industry concentration policy. The fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry to approximately the same extent that the Underlying Index is concentrated. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and repurchase agreements collateralized by U.S. government securities are not considered to be issued by members of any industry.

As of the end of the fund’s fiscal year, the top 3 industry sectors represented by the fund’s underlying investments were industrials, healthcare, consumer discretionary and financials (these last two industry sectors were tied for third).

Important information

The fund’s investment objective may be changed by the Board of Trustees (the “Board”) without shareholder approval and on notice to shareholders.

There is no assurance that the fund will meet its investment objective.

The fund’s 80% investment policy may be changed by the Board without shareholder approval upon 60 days’ prior notice to shareholders.

The fund’s other investment strategies and policies may be changed from time to time without shareholder approval, unless specifically stated otherwise in this Prospectus or in the statement of additional information (“SAI”).

More on the fund’s investments

Cash management

The fund may hold cash pending investment, and may invest in money market instruments for cash management purposes. The amount of assets the fund may hold for cash management purposes will depend on market conditions and the need to meet expected redemption requests.

Percentage and other limitations

The fund’s compliance with its investment limitations and requirements described in this Prospectus is usually determined at the time of investment. If such a percentage limitation is complied with at the time of an investment, any subsequent change resulting from a change in asset values or characteristics will not constitute a violation of that limitation.

More on risks of investing in the fund

Below are descriptions of the main factors that may play a role in shaping the fund’s overall risk profile. The descriptions appear in alphabetical order, not in order of importance.

Asset class risk. Securities or other assets in the Underlying Index or in the fund’s portfolio may underperform in comparison to the general financial markets, a particular financial market or other asset classes. This may cause the fund to underperform other investment vehicles that invest in different asset classes.

Assets under management risk. From time to time a third party, LMPFA and/or affiliates of LMPFA or the fund may invest in the fund and hold its investment for a specific period of time in order for the fund to achieve size or scale. There can be no assurance that any such entity will not redeem its investment, that it will not redeem at an inopportune time for the fund or that the size of the fund will be maintained at a level necessary to enable the fund to remain viable. Such redemption may cause the fund to sell assets (or invest cash) at disadvantageous times or prices, increase or accelerate taxable gains or transaction costs and may negatively affect the fund’s net asset value, performance, or ability to satisfy redemptions in a timely manner.

Authorized Participant concentration risk. Only an Authorized Participant may engage in creation or redemption transactions directly with the fund. The fund has a limited number of institutions that act as Authorized Participants. To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the fund and no other Authorized Participant is able to step forward to create or redeem, in either of these cases, fund shares may trade at a discount to net asset value and possibly face trading halts and/or delisting.

Calculation methodology risk. The Underlying Index relies on various sources of information to assess the criteria of issuers, including information that may be based on assumptions and estimates. The fund, LMPFA and Royce do not guarantee the accuracy of the Underlying Index or have liability for any errors therein.

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Cash management risk. The value of the investments held by the fund for cash management purposes may be affected by changing interest rates and by changes in credit ratings of the investments. If the fund holds cash uninvested, the cash will be subject to the credit risk of the depository institution holding the cash. If a significant amount of the fund’s assets are used for cash management purposes, the fund will be less likely to achieve its investment objective. The fund’s investments in money market instruments will likely cause the fund’s returns to differ from those of the Index.

Concentration risk. The fund may be susceptible to an increased risk of loss, including losses due to events that adversely affect the fund’s investments more than the market as a whole, to the extent that the fund’s investments are concentrated in the securities of a particular issuer or issuers within the same geographic region, market, industry, group of industries, sector or asset class.

Consumer discretionary sector risk. The success of consumer product manufacturers and retailers is tied closely to the performance of domestic and international economies, interest rates, exchange rates, competition, trade and tariff arrangements, consumer confidence, changes in demographics and consumer preferences. Companies in the consumer discretionary sector depend heavily on disposable household income and consumer spending, and may be strongly affected by social trends and marketing campaigns. These companies may be subject to severe competition, which may have an adverse impact on their profitability.

Cybersecurity risk. Cybersecurity incidents, both intentional and unintentional, may allow an unauthorized party to gain access to fund assets, fund or customer data (including private shareholder information), or proprietary information, cause the fund, the manager, the subadvisers, Authorized Participants, the relevant listing exchange and/or their service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality or prevent fund investors from purchasing, redeeming or exchanging shares or receiving distributions. The fund, the manager, and the subadvisers have limited ability to prevent or mitigate cybersecurity incidents affecting third party service providers. Cybersecurity incidents may result in financial losses to the fund and its shareholders, and substantial costs may be incurred in order to prevent any future cybersecurity incidents.

Financial services industry risk. The fund is more susceptible to any economic, business, political, regulatory or other developments that adversely affect issuers in the financial services industry than a fund that does not concentrate its investments in the financial services industry. Economic downturns, credit losses and severe price competition, among other things, can negatively affect this industry. The financial services sector is highly correlated with and particularly vulnerable to certain economic factors, such as the availability and cost of borrowing and raising capital, the rate of corporate and consumer debt defaults and price competition. The profitability of financial services companies is dependent on the availability and cost of capital and can fluctuate significantly when interest rates and monetary policy change. Financial services companies are also exposed to losses due to data breaches and defaults by their borrowers and other counterparties. Interconnectedness or interdependence among financial services companies increases the risk that the financial distress or failure of one financial services company may materially and adversely affect a number of other financial services companies.

Financial services companies are subject to extensive government regulation. The impact of recent policy and legislative changes in the United States and other countries may not be fully known for some time and may continue to evolve. Direct governmental intervention in the operations of financial services companies and financial markets may materially and adversely affect the companies in which the fund invests. The financials sector is also a target for cyber attacks, and may experience technology malfunctions and disruptions. In recent years, cyber attacks and technology failures have become increasingly frequent in this sector and have reportedly caused losses to companies in this sector, which may negatively impact a fund.

The global financial crisis had severely affected the financial services industry due to, for example, borrower defaults, litigation relating to mortgage banking practices and mortgage backed securities, investments in derivatives, and foreign exchange practices. Government entities have in the past provided support to certain financial institutions, but there is no assurance they will continue to do so.

Healthcare sector risk. The profitability of companies in the healthcare sector may be adversely affected by the following factors, among others: extensive government regulations, restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure, an increased emphasis on outpatient services, a limited number of products, industry innovation, changes in technologies and other market developments. A number of issuers in the healthcare sector have recently merged or otherwise experienced consolidation. The effects of this trend toward consolidation are unknown and may be far-reaching. Many healthcare companies are heavily dependent on patent protection. The expiration of a company’s patents may adversely affect that company’s profitability. Many healthcare companies are subject to extensive litigation based on product liability and similar claims. Healthcare companies are subject to competitive forces that may make it difficult to raise prices and, in fact, may result in price discounting. Many new products in the healthcare sector may be subject to regulatory approvals. The process of obtaining such approvals may be long and costly, and such efforts ultimately may be unsuccessful. Companies in the healthcare sector may be thinly capitalized and may be susceptible to product obsolescence.

Index-related risk. Royce serves as the index administrator for the Underlying Index. Solactive AG serves as the calculation agent for the Underlying Index. The fund seeks to achieve a return which corresponds generally to the price and yield performance, before fees and expenses, of its Underlying Index as published by Solactive AG. There is no assurance that Solactive AG or any agents that may act on its behalf will compile the Underlying Index accurately, or that the Underlying Index will be determined, composed or calculated accurately. While the index administrator provides descriptions of what the Underlying Index is designed to achieve, neither the index administrator nor its agents provide any warranty or accept any liability in relation to the quality, accuracy or completeness of the Underlying Index or the related data, and they do not guarantee that the

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Underlying Index will be in line with Royce’s methodology. Royce’s mandate as described in this Prospectus is to manage the fund consistently with the Underlying Index provided by the index administrator. Consequently, Royce does not provide any warranty or guarantee against the calculation agent’s or others’ errors. Errors in respect of the quality, accuracy and completeness of the data used to compile each Underlying Index may occur from time to time and may not be identified and corrected by the index administrator for a period of time or at all, particularly where the indices are less commonly used as benchmarks by funds or managers. Therefore, gains, losses or costs associated with errors of the index administrator or its agents will generally be borne by the fund and its shareholders. For example, during a period where the fund’s Underlying Index contains incorrect constituents, the fund would have market exposure to such constituents and would be underexposed to the Underlying Index’s other constituents. Such errors may negatively or positively impact the fund and its shareholders. Any gains due to the index administrator’s or others’ errors will be kept by the fund and its shareholders and any losses resulting from the index administrator’s or others’ errors will be borne by the fund and its shareholders.

If the Underlying Index includes the securities of the listed parent company of the manager or the subadviser or another issuer that is affiliated with the manager or the subadviser, or the securities of an issuer that the fund may not hold for other legal or regulatory reasons, the fund will generally not be able to purchase that security. The exclusion of such security may cause performance to vary from that of the Underlying Index.

Index sampling risk. The fund may not fully replicate its Underlying Index and may hold securities not included in the Underlying Index. As a result, the fund is subject to the risk that Royce’s investment strategy, the implementation of which is subject to a number of constraints, may not produce the intended results.

Industrials sector risk. The value of securities issued by companies in the industrials sector may be adversely affected by supply and demand related to their specific products or services and industrials sector products in general. The products of manufacturing companies may face obsolescence due to rapid technological developments and frequent new product introduction. Government regulations, world events, economic conditions, trading and tariff arrangements, and exchange rates may adversely affect the performance of companies in the industrials sector. Companies in the industrials sector may be adversely affected by liability for environmental damage and product liability claims. Aerospace and defense companies, a component of the industrials sector, can be significantly affected by government spending policies because companies involved in this industry rely, to a significant extent, on government demand for their products and services. Thus, the financial condition of, and investor interest in, aerospace and defense companies are heavily influenced by governmental defense spending policies, which are typically under pressure from efforts to control government budgets. Transportation stocks, a component of the industrials sector, are cyclical and can be significantly affected by economic changes, fuel prices, labor relations and insurance costs. Transportation companies in certain countries may also be subject to significant government regulation and oversight, which may adversely affect their businesses.

Issuer risk. The market price of a security can go up or down more than the market as a whole and can perform differently from the value of the market as a whole, due to factors specifically relating to the security’s issuer, such as disappointing earnings reports by the issuer, unsuccessful products or services, loss of major customers, changes in management, corporate actions, negative perception in the marketplace, major litigation against the issuer or changes in government regulations affecting the issuer or the competitive environment. The fund may experience a substantial or complete loss on an individual security.

Liquidity risk. Liquidity risk exists when particular investments are impossible or difficult to sell. Although most of the fund’s investments must be liquid at the time of investment, investments may become illiquid after purchase by the fund, particularly during periods of market turmoil. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling or unable to make a market for certain securities. As a general matter, dealers recently have been less willing to make markets for fixed income securities. When the fund holds illiquid investments, the portfolio may be harder to value, especially in changing markets, and if the fund is forced to sell these investments to meet redemption requests or for other cash needs, the fund may suffer a loss. The fund may experience heavy redemptions that could cause the fund to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline. In addition, when there is illiquidity in the market for certain investments, the fund, due to limitations on illiquid investments, may be unable to achieve its desired level of exposure to a certain sector.

Market events risk. In the past decade financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These conditions may continue, recur, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrading of sovereign debt; changes in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment.

U.S. and non-U.S. governments and central banks have provided significant support to financial markets, including by keeping interest rates at historically low levels. The U.S. Federal Reserve is reducing its market support activities and has begun raising interest rates. Certain non-U.S. governments and central banks have implemented or may implement so-called negative rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the fund invests.

Policy and legislative changes in the United States and in other countries and other events affecting global markets, such as the United Kingdom’s expected exit from the European Union (or Brexit) are affecting many aspects of financial regulation and may in some instances contribute to

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decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund’s investments may be negatively affected.

Market sector risk. The fund may be significantly overweight or underweight in certain companies, industries or market sectors, which (when overweight) may cause the fund’s performance to be more sensitive to developments affecting those companies, industries or market sectors.

Market trading risk.

Absence of active market. Although shares of the fund are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained by market makers or Authorized Participants. Authorized Participants are not obligated to execute purchase or redemption orders for Creation Units. In periods of market volatility, market makers and/or Authorized Participants may be less willing to transact in fund shares. The absence of an active market for the fund’s shares may contribute to the fund’s shares trading at a premium or discount to NAV.

Risk of secondary listings. The fund’s shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the fund’s primary listing is maintained, and may otherwise be made available to non-U.S. investors through funds or structured investment vehicles similar to depositary receipts. There can be no assurance that the fund’s shares will continue to trade on any such stock exchange or in any market or that the fund’s shares will continue to meet the requirements for listing or trading on any exchange or in any market. The fund’s shares may be less actively traded in certain markets than in others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information available to investors who trade fund shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.

Secondary market trading risk. Shares of the fund may trade in the secondary market at times when the fund does not accept orders to purchase or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts than might be experienced at times when the fund accepts purchase and redemption orders.

Secondary market trading in fund shares may be halted by a stock exchange because of market conditions or for other reasons. In addition, trading in fund shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules on the stock exchange or market.

Shares of the fund, similar to shares of other issuers listed on a stock exchange, may be sold short and are therefore subject to the risk of increased volatility and price decreases associated with being sold short.

Shares of the fund may trade at prices other than NAV. Shares of the fund trade on stock exchanges at prices at, above or below the fund’s most recent net asset value. The net asset value of the fund is calculated at the end of each business day and fluctuates with changes in the market value of the fund’s holdings. The trading price of the fund’s shares fluctuates continuously throughout trading hours based on both market supply of and demand for fund shares and the underlying value of the fund’s portfolio holdings or net asset value. As a result, the trading prices of the fund’s shares may deviate significantly from net asset value during periods of market volatility, including during periods of high redemption requests or other unusual market conditions. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE FUND’S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NET ASSET VALUE. However, because shares can be created and redeemed in Creation Units at net asset value, the subadviser believes that large discounts or premiums to the net asset value of the fund are not likely to be sustained over the long term (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset values). While the creation/redemption feature is designed to make it more likely that the fund’s shares normally will trade on stock exchanges at prices close to the fund’s next calculated net asset value, exchange prices are not expected to correlate exactly with the fund’s net asset value due to timing reasons, supply and demand imbalances and other factors. In addition, disruptions to creations and redemptions, including disruptions at market makers, Authorized Participants, or market participants, or during periods of significant market volatility, may result in trading prices for shares of the fund that differ significantly from its net asset value. Authorized Participants may be less willing to create or redeem fund shares if there is a lack of an active market for such shares or its underlying investments, which may contribute to the fund’s shares trading at a discount to net asset value.

Costs of buying or selling fund shares. Buying or selling fund shares on an exchange involves two types of costs that apply to all securities transactions. When buying or selling shares of the fund through a broker, you will likely incur a brokerage commission and other charges. In addition, you may incur the cost of the “spread”; that is, the difference between what investors are willing to pay for fund shares (the “bid” price) and the price at which they are willing to sell fund shares (the “ask” price). There may also be regulatory and other charges that are incurred as a result of trading activity. The spread varies over time for shares of the fund based on trading volume and market liquidity, and is generally narrower if the fund has more trading volume and market liquidity and wider if the fund has less trading volume and market liquidity. In addition, increased market volatility may cause increased spreads. Because of the costs inherent in buying or selling fund shares, frequent trading may detract significantly from investment results and an investment in fund shares may not be advisable for investors who anticipate regularly trading in fund shares.

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Model risk. The fund, LMPFA, and Royce cannot offer any assurance that the allocation methodology used to determine the components of the Underlying Index will achieve its intended results or maximize returns or minimize risks. When a model or data used in managing the fund contains an error, or is incorrect or incomplete, any investment decision made in reliance on the model or data may not produce the desired results and the fund may realize losses.

Operational risk. Your ability to transact with the fund or the valuation of your investment may be negatively impacted because of the operational risks arising from factors such as processing errors and human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel, and errors caused by third party service providers or trading counterparties. It is not possible to identify all of the operational risks that may affect the fund or to develop processes and controls that completely eliminate or mitigate the occurrence of such failures. The fund and its shareholders could be negatively impacted as a result.

Passive investment risk. The fund uses an indexing strategy and invests in securities included in or representative of its Underlying Index regardless of their investment merit. The fund is not actively managed and does not attempt to use defensive strategies or reduce the effects of any long-term periods of poor stock performance. The fund’s expenses, changes in securities markets, changes in the composition of the Underlying Index, the performance of the fund’s derivative positions (if any) and the timing of purchases and redemptions of fund shares may affect the correlation between fund and Underlying Index performance. The fund may not perform as well as other investments if, among other things, the Underlying Index declines or performs poorly relative to other related indexes or individual securities or the securities issued by companies that comprise the Underlying Index fall out of favor with investors. Market disruptions and regulatory restrictions could have an adverse effect on the fund’s ability to adjust its exposure to the required levels in order to track the Underlying Index. The Underlying Index is relatively new and has limited performance history.

Quality stocks risk. The fund invests in stocks that are deemed by Royce to be of high quality based on a number of factors. There is no guarantee, however, that the past performance of these stocks will continue, and Royce may be unsuccessful in creating an Underlying Index that reflects the quality of individual stocks. Profitability and other measures of a stock’s quality can be adversely affected by market, regulatory, political, environmental and other factors, and the degree to which these factors affect a stock’s performance can be difficult to predict. The price of a stock also may be affected by factors other than those factors considered by Royce.

Redemptions by affiliated funds and by other significant investors. The fund may be an investment option for other Legg Mason, Inc. (“Legg Mason”) sponsored mutual funds and ETFs that are managed as “funds of funds,” unaffiliated mutual funds and ETFs and other investors with substantial investments in the fund. As a result, from time to time, the fund may experience relatively large redemptions and could be required to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline.

Risk of investing in the United States. The fund has significant exposure to U.S. issuers. A decrease in imports or exports, changes in trade regulations and/or an economic recession in the United States may have a material adverse effect on the U.S. economy and the securities listed on U.S. exchanges. Policy and legislative changes in the United States are changing many aspects of financial and other regulation and may have a significant effect on the U.S. markets generally, as well as the value of certain securities. In addition, a continued rise in the U.S. public debt level or U.S. austerity measures may adversely affect U.S. economic growth and the securities to which the fund has exposure.

Small capitalization company risk. The fund will be exposed to additional risks as a result of its investments in the securities of small capitalization companies. Small capitalization companies may fall out of favor with investors; may have limited product lines, operating histories, markets or financial resources; or may be dependent upon a limited management group. The prices of securities of small capitalization companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions, including those experienced during a recession. Securities of small capitalization companies may underperform large capitalization companies, may be harder to sell at times or at prices the portfolio managers believe appropriate and may have greater potential for losses.

Small fund risk. When the fund’s size is small, the fund may experience low trading volume and wide bid/ask spreads. In addition, the fund may face the risk of being delisted if the fund does not meet certain conditions of the listing exchange. If the fund were to be required to delist from the listing exchange, the value of the fund may rapidly decline. In addition, any resulting liquidation of the fund could cause the fund to incur elevated transaction costs for the fund and negative tax consequences for its shareholders.

Stock market and equity securities risk. The stock markets are volatile and the market prices of the fund’s equity securities may decline generally. Equity securities may have greater price volatility than other asset classes, such as fixed income securities, and may fluctuate in price based on actual or perceived changes in a company’s financial condition and overall market and economic conditions and perceptions. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline.

Tracking error risk. Tracking error is the divergence of the fund’s performance from that of its Underlying Index. The fund’s portfolio composition and performance may not match, and may vary substantially from, that of the Underlying Index for any period of time, in part because there may be a delay in the fund’s implementation of any changes to the composition of the Underlying Index. Tracking error may also occur because of pricing differences, transaction costs, differences in accrual of distributions, tax gains or losses, or the need to meet new or existing regulatory requirements. Unlike the fund, the returns of an Underlying Index are not reduced by investment and other operating expenses, including the trading costs associated with implementing changes to its portfolio of investments. Tracking error risk may be heightened during times of market volatility or other unusual market conditions. Because the Underlying Index is not subject to the tax diversification requirements to which the fund must adhere,

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the fund may be required to deviate its investments from the securities and relative weightings of the Underlying Index. For tax efficiency purposes, the fund may sell certain securities to realize losses, which will result in a deviation from the Underlying Index.

Trading issues risk. Trading in shares of the fund on NASDAQ may be halted due to market conditions or for reasons that, in the view of NASDAQ, make trading in shares inadvisable. In addition, trading in shares on NASDAQ is subject to trading halts caused by extraordinary market volatility pursuant to NASDAQ’s “circuit breaker” rules. There can be no assurance that the requirements of NASDAQ necessary to maintain the listing of the fund will continue to be met or will remain unchanged.

Valuation risk. Many factors may influence the price at which the fund could sell any particular portfolio investment. The sales price may well differ—higher or lower—from the fund’s last valuation, and such differences could be significant, particularly for illiquid securities and securities that trade in relatively thin markets and/or markets that experience extreme volatility. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value methodologies. Valuation methodologies may be further impacted by technological issues and/or errors by pricing vendors or their personnel. Authorized Participants who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received if the fund had not fair-valued securities or had used a different valuation methodology. The value of foreign securities, certain fixed income securities and currencies, as applicable, may be materially affected by events after the close of the markets in which they are traded, but before the fund determines its net asset value. The fund’s ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.

Value investing risk. The value approach to investing involves the risk that stocks may remain undervalued, undervaluation may become more severe, or perceived undervaluation may actually represent intrinsic value. Value stocks may underperform the overall equity market while the market concentrates on growth stocks.

Volatility risk. The value of the securities or other assets in the fund’s portfolio may fluctuate, sometimes rapidly and unpredictably. The value of a security or other asset may fluctuate due to factors affecting markets generally or particular industries. The value of a security may also be more volatile than the market as a whole. This volatility may affect the fund’s net asset value. Securities or other assets in the fund’s portfolio may be subject to price volatility and the prices may not be any less volatile than the market as a whole and could be more volatile. Events or financial circumstances affecting individual securities or sectors may increase the volatility of the fund.

Portfolio holdings

On each business day, the fund will disclose on www.leggmason.com/etfproducts (click on the name of the fund) the identities and quantities of the fund’s portfolio holdings and other assets held by the fund that will form the basis for the fund’s calculation of its net asset value per share at the end of the business day. A description of the fund’s policies and procedures with respect to the disclosure of its portfolio holdings is available in the SAI.

Tax advantaged product structure

Unlike many conventional mutual funds which are only bought and sold at closing NAVs, the shares of the fund have been designed to be created and redeemed principally in-kind (although under some circumstances its shares are created and redeemed partially for cash) in Creation Units at each day’s market close. These in-kind arrangements are designed to mitigate adverse effects on the fund’s portfolio that could arise from frequent cash purchase and redemption transactions that affect the NAV of the fund. Moreover, in contrast to conventional mutual funds, where frequent redemptions can have an adverse tax impact on taxable shareholders because of the need to sell portfolio securities—which, in turn, may generate taxable gain—the in-kind redemption mechanism of the fund, to the extent used, generally is not expected to lead to a tax event for shareholders whose shares are not being redeemed or sold.

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More on fund management

Legg Mason Partners Fund Advisor, LLC (“LMPFA” or the “manager”) is the fund’s investment manager. LMPFA, with offices at 620 Eighth Avenue, New York, New York 10018, also serves as the investment manager of other Legg Mason-sponsored funds. LMPFA provides administrative and certain oversight services to the fund. As of September 30, 2018, LMPFA’s total assets under management were approximately $185.9 billion.

Royce & Associates, LP (“Royce” or the “subadviser”) provides the day-to-day portfolio management of the fund except for any portion of the fund’s cash and short-term instruments that is allocated to Western Asset Management Company (“Western Asset”). Royce, with offices at 745 Fifth Avenue, New York, NY 10151, has been investing in small-and mid-capitalization securities with a value approach for more than 40 years. As of September 30, 2018, Royce’s total assets under management were approximately $17.0 billion.

Western Asset manages the portion of the fund’s cash and short-term instruments allocated to it. Western Asset, established in 1971, has offices at 385 East Colorado Boulevard, Pasadena, California 91101 and 620 Eighth Avenue, New York, New York 10018. Western Asset acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. As of September 30, 2018, the total assets under management of Western Asset and its supervised affiliates were approximately $416.6 billion.

LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, and Royce is a majority-owned subsidiary of Legg Mason. Legg Mason, whose principal executive offices are at 100 International Drive, Baltimore, Maryland 21202, is a global asset management company. As of September 30, 2018, Legg Mason’s asset management operations had aggregate assets under management of approximately $755.4 billion.

Portfolio managers

George Necakov, CFA, has been the Portfolio Manager, and Michael Connors has been the Assistant Portfolio Manager of the fund since 2017.

George Necakov, CFA, is a Portfolio Manager, Principal, and Director of Quantitative Strategies of Royce. Mr. Necakov joined Royce in 1994 and has been involved in portfolio management since 1998. He holds a bachelor’s degree from New York University and is a CFA® charterholder.

Michael Connors is an Assistant Portfolio Manager and Director of Portfolio Analytics of Royce. Mr. Connors joined Royce in 2003 and has been involved in quantitative research since 2014. He holds a bachelor’s degree from Mount Saint Mary College and a Masters of Business Administration from Zicklin School of Business—Baruch College.

The SAI provides information about the compensation of the portfolio managers, other accounts managed by the portfolio managers and any fund shares held by the portfolio managers.

Management fee

Pursuant to the Management Agreement and subject to the general supervision of the Board, LMPFA provides or causes to be furnished all investment management, supervisory, administrative and other services reasonably necessary for the operation of the fund, including certain distribution services (provided pursuant to a separate distribution agreement) and investment advisory services (provided pursuant to separate subadvisory agreements) under a unitary fee structure. The fund is responsible for paying interest expenses, taxes, brokerage expenses, future 12b-1 fees (if any), acquired fund fees and expenses, extraordinary expenses and the management fee payable to LMPFA under the Management Agreement.

The fund pays management fees as follows:

Name of Fund	Management Fee
Legg Mason Small-Cap Quality Value ETF	0.60% of average daily net assets

For the fiscal year ended July 31, 2018, the fund paid LMPFA an effective management fee of 0.60% of the fund’s average daily net assets for management services.

A discussion regarding the basis for the Board’s approval of the fund’s management agreement and subadvisory agreements is available in the fund’s first shareholder Report for the period ended July 31, 2017.

Additional information

The fund enters into contractual arrangements with various parties, including, among others, the fund’s investment manager and the subadvisers, who provide services to the fund. Shareholders are not parties to, or intended (or “third-party”) beneficiaries of, those contractual arrangements.

This Prospectus and the SAI provide information concerning the fund that you should consider in determining whether to purchase shares of the fund. The fund may make changes to this information from time to time. Neither this Prospectus nor the SAI is intended to give rise to any contract rights or other rights in any shareholder, other than rights conferred by federal or state securities laws.

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Distribution

Legg Mason Investor Services, LLC (“LMIS”), 100 International Drive, Baltimore, Maryland 21202, serves as the distributor of Creation Units for the fund on an agency basis. LMIS does not maintain a secondary market in the fund’s shares. LMIS has no role in determining the fund’s policies or the securities that are purchased or sold by the fund.

The Board has adopted a distribution and service plan (“Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the fund is authorized to pay distribution fees in connection with the sale and distribution of its shares and pay service fees in connection with the provision of ongoing services to shareholders of the fund and the maintenance of shareholder accounts in an amount up to 0.25% of its average daily net assets each year. No Rule 12b-1 fees are currently paid by the fund, and there are no current plans to impose these fees.

Additional payments

Legg Mason or its affiliates make payments to broker-dealers, registered investment advisers, banks or other intermediaries (together, “intermediaries”) related to marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems, or their making shares of the fund available to their customers generally and in certain investment programs. Such payments, which may be significant to the intermediary, are not made by the fund. Rather, such payments are made by Legg Mason or its affiliates from their own resources, which come directly or indirectly in part from fees paid by the fund. A financial intermediary may make decisions about which investment options it recommends or makes available, or the level of services provided, to its customers based on the payments it is eligible to receive. Therefore, such payments to an intermediary create conflicts of interest between the intermediary and its customers and may cause the intermediary to recommend the fund over another investment. More information regarding these payments is contained in the fund’s SAI. Please contact your salesperson or other investment professional for more information regarding any such payments his or her firm may receive from Legg Mason or its affiliates.

Legg Mason Small-Cap Quality Value ETF	17

Shareholder information

Additional shareholder information, including how to buy and sell shares of the fund, is available free of charge by calling toll-free: 1-877-721-1926 or visiting our website at www.leggmason.com/etfliterature.

Purchasing and selling shares

Shares of the fund may be acquired or redeemed directly from the fund only in Creation Units or multiples thereof, as discussed in the “Creations and redemptions” section of this Prospectus. Only an Authorized Participant (as defined in the “Creations and redemptions” section) may engage in creation or redemption transactions directly with the fund. Once created, shares of the fund generally trade in the secondary market in amounts less than a Creation Unit.

Shares of the fund are listed for trading on the secondary market on NASDAQ. Shares can be bought and sold throughout the trading day like other publicly traded shares. There is no minimum investment. Although shares are generally purchased and sold in “round lots” of 100 shares, brokerage firms typically permit investors to purchase or sell shares in smaller “odd lots” at no per-share price differential. The fund’s shares trade on NASDAQ as follows:

Name of Fund	Ticker Symbol
Legg Mason Small-Cap Quality Value ETF	SQLV

Share prices are reported in dollars and cents per share

Buying or selling fund shares on an exchange or other secondary market involves two types of costs that may apply to all securities transactions. When buying or selling shares of the fund through a broker, you may incur a brokerage commission and other charges. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. In addition, you may incur the cost of the “spread,” that is, any difference between the bid price and the ask price. The spread varies over time for shares of the fund based on the fund’s trading volume and market liquidity, and is generally lower if the fund has high trading volume and market liquidity, and higher if the fund has little trading volume and market liquidity (which is often the case for funds that are newly launched or small in size). The fund’s spread may also be impacted by the liquidity of the underlying securities held by the fund, particularly for newly launched or smaller funds or in instances of significant volatility of the underlying securities.

Authorized Participants may acquire shares directly from the fund and may tender their shares for redemption directly to the fund, at net asset value per share only in Creation Units.

The fund’s primary listing exchange is NASDAQ. NASDAQ is open for trading Monday through Friday and is closed on weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies. Registered investment companies are permitted to invest in the fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in SEC rules or in an SEC exemptive order issued to the fund. In order for a registered investment company to invest in shares of the fund beyond the limitations of Section 12(d)(1) pursuant to the exemptive relief obtained by the fund, the registered investment company (outside the Legg Mason fund family) must enter into an agreement with the fund.

Frequent purchases and redemptions of fund shares

The Board has evaluated the risks of frequent purchases and redemptions of fund shares (“market timing”) activities by the fund’s shareholders. The Board noted that the fund’s shares can only be purchased and redeemed directly from the fund in Creation Units by Authorized Participants and that the vast majority of trading in the fund’s shares occurs on the secondary market. Because the secondary market trades do not involve the fund directly, it is unlikely those trades would cause many of the harmful effects of market timing, including dilution, disruption of portfolio management, increases in the fund’s trading costs and the realization of capital gains.

With respect to trades directly with the fund, to the extent effected in-kind, those trades do not cause any of the harmful effects (as previously noted) that may result from frequent cash trades. To the extent that the fund permits or requires trades to be effected in whole or in part in cash, the Board noted that those trades could result in dilution to the fund and increased transaction costs, which could negatively impact the fund’s ability to achieve its investment objective. However, the Board noted that direct trading by Authorized Participants is critical to ensuring that the fund’s shares trade at or close to net asset value. The fund also employs fair valuation pricing to minimize potential dilution from market timing. The fund imposes transaction fees on in-kind purchases and redemptions of fund shares to cover the custodial and other costs incurred by the fund in effecting in-kind trades. These fees may increase if an investor substitutes cash in part or in whole for securities, reflecting the fact that the fund’s trading costs increase in those circumstances. Given this structure, the Board determined that it is not necessary to apply policies and procedures to the fund to detect and deter market timing.

18	Legg Mason Small-Cap Quality Value ETF

Book entry

Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares of the fund and is recognized as the owner of all shares for all purposes.

Investors owning shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other stocks that you hold in book entry or “street name” form.

Fund share trading prices

The trading prices of the fund’s shares in the secondary market generally differ from the fund’s daily net asset value and are affected by market forces such as the supply of and demand for ETF shares and underlying securities held by the fund, economic conditions and other factors. Information regarding the intraday value of shares of the fund, also known as the “intra-day indicative value” (“IIV”), is disseminated every 15 seconds throughout each trading day by the national securities exchange on which the fund’s shares are listed or by market data vendors or other information providers. The IIV is based on the current market value of the securities and/or cash required to be deposited in exchange for a Creation Unit but does not include a reduction for the fees, operating expenses or transaction costs incurred by the fund. The IIV does not necessarily reflect the precise composition of the current portfolio of securities held by the fund at a particular point in time or the best possible valuation of the current portfolio. Therefore, the IIV should not be viewed as a “real-time” update of the fund’s net asset value, which is computed only once a day. The IIV is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers and other market intermediaries that may trade in the portfolio securities held by the fund. The quotations of certain fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the United States and thus may not reflect the current fair value of those securities. The fund is not involved in, or responsible for, the calculation or dissemination of the IIV nor makes any representation or warranty as to its accuracy.

Calculation of net asset value

The fund’s net asset value per share is the value of its assets minus its liabilities divided by the number of shares outstanding.

The fund calculates its net asset value every day the New York Stock Exchange (the “NYSE”) is open. The fund generally values its securities and other assets and calculates its net asset value as of the scheduled close of regular trading on the NYSE, normally at 4:00 p.m. (Eastern time). If the NYSE closes at a time other than the scheduled closing time, the fund will calculate its net asset value as of the scheduled closing time. The NYSE is closed on certain holidays listed in the SAI.

Valuation of the fund’s securities and other assets is performed in accordance with procedures approved by the Board. These procedures delegate most valuation functions to the manager, which generally uses independent third party pricing services approved by the Board. Under the procedures, assets are valued as follows:

•

Equity securities and certain derivative instruments that are traded on an exchange are valued at the closing price (which may be reported at a different time than the time at which the fund’s NAV is calculated) or, if that price is unavailable or deemed by the manager not representative of market value, the last sale price. Where a security is traded on more than one exchange (as is often the case overseas), the security is generally valued at the price on the exchange considered by the manager to be the primary exchange. In the case of securities not traded on an exchange, or if exchange prices are not otherwise available, the prices are typically determined by independent third party pricing services that use a variety of techniques and methodologies.

•

The valuations for fixed income securities and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of fair valuation techniques and methodologies.

•

The valuations of securities traded on foreign markets and certain fixed income securities will generally be based on prices determined as of the earlier closing time of the markets on which they primarily trade, unless a significant event has occurred. When the fund holds securities or other assets that are denominated in a foreign currency, the fund will use the currency exchange rates, generally determined as of 4:00 p.m. (London time). Foreign markets are open for trading on weekends and other days when the fund does not price its shares. Therefore, the value of the fund’s shares may change on days when you will not be able to purchase or sell the fund’s shares.

•

Investments in ETFs and closed-end funds listed on an exchange are valued at the closing sale or official closing price on that exchange. Investments in open-end funds other than ETFs are valued at the NAV per share of the class of the underlying fund held by the fund as determined on each business day.

•

If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers. When such prices or quotations are not available, or when the manager believes that they are unreliable, the manager may price securities using fair value procedures approved by the Board. These procedures permit, among other things, the use of a formula or other method that takes into consideration market indices, yield curves and other specific adjustments to determine fair value. Fair value of a security is the amount, as determined by the manager in good faith, that the fund might reasonably expect to receive upon a current sale of the security. The fund may also

Legg Mason Small-Cap Quality Value ETF	19

use fair value procedures if the manager determines that a significant event has occurred between the time at which a market price is determined and the time at which the fund’s net asset value is calculated.

Many factors may influence the price at which the fund could sell any particular portfolio investment. The sales price may well differ—higher or lower—from the fund’s last valuation, and such differences could be significant, particularly for securities that trade in relatively thin markets and/or markets that experience extreme volatility. Moreover, valuing securities using fair value methodologies involves greater reliance on judgment than valuing securities based on market quotations. A fund that uses fair value methodologies may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that a fund could obtain the value assigned to a security if it were to sell the security at approximately the time at which the fund determines its net asset value.

20	Legg Mason Small-Cap Quality Value ETF

Dividends, other distributions and taxes

Dividends and other distributions

The fund generally distributes long-term capital gain, if any, once a year, typically in December and at such other times as are necessary.

The fund generally pays dividends, if any, as follows:

Fund	Income dividend distributions
Legg Mason Small-Cap Quality Value ETF	Annually

The fund may pay additional distributions and dividends in order to avoid a federal tax.

Dividends and other distributions on shares of the fund are distributed on a pro rata basis to beneficial owners of such shares. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the fund.

The Board reserves the right to revise the dividend policy or postpone the payment of dividends if warranted in the Board’s judgment due to unusual circumstances.

Reinvestment of distributions

Distributions are paid by the fund in cash. No dividend reinvestment service is provided by the fund. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the fund purchased in the secondary market.

Taxes

The following discussion is very general, applies only to shareholders who are U.S. persons, and does not address shareholders subject to special rules, such as those who hold fund shares through an IRA, 401(k) plan or other tax-advantaged account. Except as specifically noted, the discussion is limited to federal income tax matters, and does not address state, local, foreign or non-income taxes. Further information regarding taxes, including certain federal income tax considerations relevant to non-U.S. persons, is included in the SAI. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax adviser about federal, state, local and/or foreign tax considerations that may be relevant to your particular situation.

Taxes on distributions

In general, dividends and distributions are all taxable events. Distributions of investment income that the fund reports as “qualified dividend income” may be eligible to be taxed to noncorporate shareholders at the reduced rates applicable to long-term capital gain if certain requirements are satisfied. Distributions of net capital gain reported by the fund as capital gain dividends are taxable to you as long-term capital gain regardless of how long you have owned your shares. Noncorporate shareholders ordinarily pay tax at reduced rates on long-term capital gain. Substitute payments received on fund shares that are lent out will be ineligible for being reported as qualified dividend income and for other potentially beneficial tax treatment.

You may want to avoid buying shares when the fund is about to declare a dividend or capital gain distribution because it will be taxable to you even though it may economically represent a return of a portion of your investment.

A Medicare contribution tax is imposed at the rate of 3.8% on the net investment income of U.S. individuals with income exceeding specified thresholds, and on undistributed net investment income of certain estates and trusts. Net investment income generally includes for this purpose dividends and capital gain distributions paid by the fund and gain on the redemption or exchange of fund shares.

A dividend declared by the fund in October, November or December and paid during January of the following year will, in certain circumstances, be treated as paid in December for tax purposes.

Interest received by the fund with respect to non-U.S. securities may give rise to withholding and other taxes imposed by non-U.S. countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the total assets of the fund at the close of a year consists of securities of non-U.S. corporations, the fund may “pass through” to you certain non-U.S. income taxes (including withholding taxes) paid by the fund. This means that you would be considered to have received as an additional dividend your share of such non-U.S. taxes, but you may be entitled to either a corresponding tax deduction in calculating your U.S. federal taxable income, or, subject to certain limitations, a credit in calculating your U.S. federal income tax.

If you are neither a resident nor a citizen of the United States or if you are a non-U.S. entity, the fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. federal withholding tax, unless a lower treaty rate applies.

Legg Mason Small-Cap Quality Value ETF	21

A 30% withholding tax is currently imposed on U.S.-source dividends, interest and other income items and will be imposed on proceeds from the sale of property producing U.S.-source dividends and interest paid after December 31, 2018, to (i) foreign financial institutions, including non-U.S. investment funds, unless they agree to collect and disclose to the U.S. Internal Revenue Service (“IRS”) information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities, unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, foreign financial institutions will need to (i) enter into agreements with the IRS that state that they will provide the IRS information, including the names, addresses and taxpayer identification numbers of direct and indirect U.S. account holders; comply with due diligence procedures with respect to the identification of U.S. accounts; report to the IRS certain information with respect to U.S. accounts maintained, agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information; and determine certain other information concerning their account holders, or (ii) in the event that an applicable intergovernmental agreement and implementing legislation are adopted, provide local revenue authorities with similar account holder information. Other foreign entities may need to report the name, address, and taxpayer identification number of each substantial U.S. owner or provide certifications of no substantial U.S. ownership, unless certain exceptions apply.

If you are a resident or a citizen of the United States, by law, back-up withholding will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications.

Taxes when shares are sold

Capital gain or loss realized upon a sale of fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares. Any such capital gains, including from sales of fund shares or from capital gain dividends, are included in “net investment income” for purposes of the 3.8% U.S. federal Medicare contribution tax mentioned above.

22	Legg Mason Small-Cap Quality Value ETF

Creations and redemptions

Prior to trading in the secondary market, shares of the fund are “created” at NAV by market makers, large investors and institutions only in block-size Creation Units or multiples thereof. The following table sets forth the number of shares of the fund that constitute a Creation Unit:

Fund	Creation unit size
Legg Mason Small-Cap Quality Value ETF	50,000

Each “creator” or “Authorized Participant” enters into an authorized participant agreement with LMIS, the fund’s distributor. Only an Authorized Participant may create or redeem Creation Units directly with the fund.

A creation transaction, which is subject to acceptance by LMIS, generally takes place when an Authorized Participant deposits into the fund a designated portfolio of securities (including any portion of such securities for which cash may be substituted) and a specified amount of cash approximating the holdings of the fund in exchange for a specified number of Creation Units (a “Creation Basket”). Except in limited circumstances, the composition of such portfolio will correspond pro rata to the positions in the fund’s portfolio.

Similarly, shares can be redeemed only in Creation Units, generally for a designated portfolio of securities (including any portion of such securities for which cash may be substituted) held by the fund (“Fund Securities”) and a specified amount of cash. Except in limited circumstances, the composition of such portfolio will correspond pro rata to the positions in the fund’s portfolio. Except when aggregated in Creation Units, shares are not redeemable by the fund.

The prices at which creations and redemptions occur are based on the next calculation of net asset value after a creation or redemption order is received in an acceptable form under the authorized participant agreement.

In the event of a system failure or other interruption, including disruptions at market makers or Authorized Participants, orders to purchase or redeem Creation Units either may not be executed according to the fund’s instructions or may not be executed at all, or the fund may not be able to place or change orders.

To the extent the fund engages in in-kind transactions, the fund intends to comply with the U.S. federal securities laws in accepting securities for deposit and satisfying redemptions with redemption securities by, among other means, assuring that any securities accepted for deposit and any securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the Securities Act of 1933 (the “1933 Act”). Further, an Authorized Participant that is not a “qualified institutional buyer,” as such term is defined in Rule 144A under the 1933 Act, will not be able to receive restricted securities eligible for resale under Rule 144A.

Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the fund’s SAI.

Because new shares may be created and issued on an ongoing basis, at any point during the life of the fund a “distribution,” as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.

Broker-dealers should also note that dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an “unsold allotment” within the meaning of Section 4(a)(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.

Costs associated with creations and redemptions. Authorized Participants are charged standard creation and redemption transaction fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. The standard creation and redemption transaction fees are set forth in the table below. The standard creation transaction fee is charged to the Authorized Participant on the day such Authorized Participant creates a Creation Unit, and is the same regardless of the number of Creation Units purchased by the Authorized Participant on the applicable business day. Similarly, the standard redemption transaction fee is charged to the Authorized Participant on the day such Authorized Participant redeems a Creation Unit, and is the same regardless of the number of Creation Units redeemed by the Authorized Participant on the applicable business day. Creations and redemptions for cash (when cash creations and redemptions (in whole or in part) are available or specified) are also subject to an additional charge (up to the maximum amounts shown in the table below). This charge is intended to compensate for brokerage, tax, foreign exchange, execution, market impact and other costs and expenses related to cash transactions. Investors who use the services of a broker or other financial intermediary to acquire or dispose of fund shares may pay fees for such services.

The following table shows, as of July 31, 2018 the approximate value of one Creation Unit of the fund, standard fees and maximum additional charges for creations and redemptions (as described above):

Legg Mason Small-Cap Quality Value ETF	23

	Approximate Value of a Creation Unit ($)	Creation Unit Size	Standard Creation/ Redemption Transaction Fee ($)	Maximum Additional Charge for Creations* (%)	Maximum Additional Charge for Redemptions* (%)
Legg Mason Small-Cap Quality Value ETF	1,503,020	50,000	550	2.0	2.0

*	As a percentage of the NAV per Creation Unit, inclusive, in the case of redemptions, of the standard redemption transaction fee.

24	Legg Mason Small-Cap Quality Value ETF

Index

The Underlying Index is created and sponsored by Royce, the fund’s subadviser and an affiliated person of the manager and the fund. The Underlying Index is the exclusive property of Royce. The Trust has entered into a license agreement with Royce to use the Underlying Index at no charge. Royce has retained Solactive AG, an unaffiliated third party, to calculate the Underlying Index. Solactive AG publishes information regarding the market value of the Underlying Index.

Legg Mason Small-Cap Quality Value ETF	25

Disclaimers

The fund is not sponsored, promoted, sold or supported in any other manner by Solactive AG nor does Solactive AG offer any express or implicit guarantee or assurance either with regard to the results of using the Underlying Index and/or Underlying Index trade marks or the Underlying Index Price at any time or in any other respect. The Underlying Index is calculated and published by Solactive AG. Solactive AG uses its best efforts to ensure that the Underlying Index is calculated correctly. Irrespective of its obligations towards the fund, Solactive AG has no obligation to point out errors in the Underlying Index to third parties including but not limited to investors and/or financial intermediaries of the fund. Neither publication of the Underlying Index by Solactive AG nor the licensing of the Underlying Index or Underlying Index trade marks for the purpose of use in connection with the fund constitutes a recommendation by Solactive AG to invest capital in the fund nor does it in any way represent an assurance or opinion of Solactive AG with regard to any investment in the fund.

Royce does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein, and Royce shall not have any liability for any errors, omissions or interruptions therein. Royce makes no warranty, express or implied, as to results to be obtained by the fund, owners of the shares of the fund or any other person or entity from the use of the Underlying Index or any data included therein, either in connection with the fund or for any other use. Royce makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall Royce have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Index, even if notified of the possibility of such damages.

26	Legg Mason Small-Cap Quality Value ETF

Financial highlights

The financial highlights tables are intended to help you understand the performance of the fund for the past five years, unless otherwise noted. Total return represents the rate that a shareholder would have earned (or lost) on a fund share, assuming reinvestment of all dividends and distributions. Unless otherwise noted, this information has been derived from the fund’s financial statements for the fiscal year ended July 31, 2018, which have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the fund’s financial statements, is incorporated by reference into the fund’s SAI (see back cover) and is included in the fund’s annual report. The information for the year(s) prior to the fiscal year ended July 31, 2018 was audited by KPMG LLP, the fund’s prior independent registered public accounting firm. The fund’s annual report is available upon request by calling toll-free 1-877-721-1926.

For a share of beneficial interest outstanding throughout each year ended July 31, unless otherwise noted:
	2018[1]	2017[1,2]

Net asset value, beginning of year	$24.95	$25.14

Income (loss) from operations:
Net investment income (loss)	0.31	(0.00)	[3]
Net realized and unrealized gain (loss)	4.91	(0.19)
Total income (loss) from operations	5.22	(0.19)

Less distributions from:
Net investment income	(0.11)	—
Total distributions	(0.11)	—

Net asset value, end of year	$30.06	$24.95
Total return, at NAV[4]	20.97%	(0.76)%

Net assets, end of year (000s)	$4,509	$2,495

Ratios to average net assets:
Gross expenses	0.60%	0.60%[5]
Net expenses	0.60	0.60	[5]
Net investment income (loss)	1.12	(0.29)	[5]

Portfolio turnover rate[6]	80%	0%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period July 12, 2017 (inception date) to July 31, 2017.

[3]	Amount represents less than $0.005 per share.

[4]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. The total return calculation assumes that distributions are reinvested at NAV. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]	Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind fund share transactions.

Legg Mason Small-Cap Quality Value ETF	27

Legg Mason Equity

ETFs

Legg Mason Small-Cap Quality Value ETF

You may visit www.leggmason.com/etfliterature for a free copy of a Prospectus, Statement of Additional Information (“SAI”) or an Annual or Semi-Annual Report.

Shareholder reports Additional information about the fund’s investments is available in the fund’s Annual and Semi-Annual Reports to shareholders. In the fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the fund’s performance during its last fiscal year. The independent registered public accounting firm’s report and financial statements in the fund’s Annual Report are incorporated by reference into (are legally a part of) this Prospectus.

The fund sends only one report to a household if more than one account has the same last name and same address. Contact your Service Agent or the fund if you do not want this policy to apply to you.

Statement of additional information The SAI provides more detailed information about the fund and is incorporated by reference into (is legally a part of) this Prospectus.

You can make inquiries about the fund or obtain shareholder reports or the SAI (without charge) by contacting your Service Agent, by calling the fund at 1-877-721-1926, or by writing to the fund at 100 First Stamford Place, Attn: Shareholder Services – 5th Floor, Stamford, Connecticut 06902.

Reports and other information about the fund are available on the EDGAR Database on the Securities and Exchange Commission’s Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov.

If someone makes a statement about the fund that is not in this Prospectus, you should not rely upon that information. Neither the fund nor the distributor is offering to sell shares of the fund to any person to whom the fund may not lawfully sell its shares.

(Investment Company Act

file no. 811-23096)

ETFF387009ST 11/18

November 9, 2018

LEGG MASON ETF INVESTMENT TRUST

Fund	Exchange	Ticker Symbol
LEGG MASON SMALL-CAP QUALITY VALUE ETF (the “Fund”)	NASDAQ	SQLV

620 Eighth Avenue

New York, New York 10018

1-877-721-1926

STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information (“SAI”) is not a prospectus and is meant to be read in conjunction with the Prospectus of the Fund, dated November 9, 2018, as amended or supplemented from time to time, and is incorporated by reference in its entirety into the Prospectus.

Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders. The annual report contains financial statements that are incorporated herein by reference. The Fund’s Prospectus and copies of the annual and semi-annual reports may be obtained free of charge by writing the Fund at 100 First Stamford Place, Attn: Shareholder Services—5th Floor, Stamford, Connecticut 06902, by calling the telephone number set forth above, by sending an e-mail request to prospectus@leggmason.com or by visiting www.leggmason.com/etfliterature. Legg Mason Investor Services, LLC (the “Distributor”), a wholly-owned broker/dealer subsidiary of Legg Mason, Inc. (“Legg Mason”), serves as the Fund’s sole and exclusive distributor. The Fund only issues or redeems shares that have been aggregated into blocks of shares, called Creation Units, to authorized participants who have entered into agreements with the Fund’s distributor. The following table sets forth the number of shares that constitute a Creation Unit for the Fund:

Creation Unit Size

50,000

THIS SAI IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

No person has been authorized to give any information or to make any representations not contained in the Prospectus or this SAI in connection with the offering made by the Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Fund or the Distributor. The Prospectus and this SAI do not constitute an offering by the Fund or by the Distributor in any jurisdiction in which such offering may not lawfully be made.

GLOSSARY OF TERMS

Because the following is a combined glossary of terms used for all the Legg Mason Funds, certain terms below may not apply to your fund. Any terms used but not defined herein have the meaning ascribed to them in the applicable Fund’s prospectus.

“1933 Act” means the Securities Act of 1933, as amended.

“1934 Act” means the Securities Exchange Act of 1934, as amended.

“1940 Act” means the Investment Company Act of 1940, as amended.

“1940 Act Vote” means the vote of the lesser of (a) more than 50% of the outstanding shares of the Fund or (b) 67% or more of the shares of the Fund present at a shareholders’ meeting if more than 50% of the outstanding shares of that Fund are represented at the meeting in person or by proxy.

“Advisers Act” means the Investment Advisers Act of 1940, as amended.

“Authorized Participant” means broker-dealers that are permitted to create and redeem shares directly with the Fund and who have investors who have entered into agreements with the Fund’s Distributor.

“Board” means the Board of Trustees.

“Cash Component” means a deposit of a specified cash payment that is exchanged (with Deposit Securities, if any) for Creation Units of the Fund.

“CEA” means the Commodity Exchange Act, as amended.

“CFTC” means the U.S. Commodity Futures Trading Commission.

“Code” means the Internal Revenue Code of 1986, as amended.

“Creation Units” means aggregations of a specified number of shares by which the Fund offers and issues.

“Deposit Securities” means the basket of securities and/or instruments exchanged (with the Cash Component, if any) for Creation Units of the Fund.

“Distributor” means the party that is responsible for the distribution or sale of the Fund’s shares. Legg Mason Investor Services, LLC (“LMIS”) is the Fund’s distributor.

“DTC” means The Depository Trust Company, which is a limited-purpose trust company, which was created to hold securities of participants of DTC (“DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates.

“Exchange” means the applicable exchange on which shares of the Fund are listed for trading on the secondary market as indicated on the front cover of this SAI.

“FINRA” means the Financial Industry Regulatory Authority, Inc.

“Fund” means the Fund or Funds listed on the cover of this SAI unless stated otherwise.

“Fund Deposit” means the minimum initial and subsequent investment amount for a Creation Unit of the Fund and consists of the Deposit Securities and Cash Component.

“Fundamental Investment Policy” means an investment policy of the Fund that may be changed only by a 1940 Act Vote. Only those policies expressly designated as such are fundamental investment policies. All other policies and restrictions may be changed by the Board without shareholder approval.

“Independent Trustee” means a Trustee of the Trust who is not an “interested person” (as defined in the 1940 Act) of the Trust.

“IRAs” means Individual Retirement Accounts.

“IRS” means Internal Revenue Service.

“IIV” means the Fund’s intra-day indicative value.

“Legg Mason” means Legg Mason, Inc.

“Legg Mason Funds” means the funds managed by Legg Mason Partners Fund Advisor, LLC or an affiliate.

“Manager” or “LMPFA” means Legg Mason Partners Fund Advisor, LLC.

“NAV” means net asset value.

“NASDAQ” means NASDAQ Stock Market, LLC.

“NRSROs” means nationally recognized (or non-U.S.) statistical rating organizations, including, but not limited to, Moody’s Investors Service, Inc. (“Moody’s”), Fitch Ratings and S&P Global Ratings (“S&P”).

“NSCC” means the National Securities Clearing Corporation.

“NYSE” means the New York Stock Exchange.

“Plan” means the distribution and service plan adopted pursuant to Rule 12b-1 under the 1940 Act.

“Prospectus” means the prospectus of a Fund as referenced on the cover page of this SAI.

“Redemption Securities” means the securities that will be delivered in an in-kind transfer in a redemption.

“SAI” means this Statement of Additional Information.

“SEC” means the U.S. Securities and Exchange Commission.

“Subadviser” means Royce & Associates, LP and Western Asset Management Company, LLC, as referred to in the Fund’s Prospectus and this SAI.

“Transmittal Date” the date on which an order to create Creation Units or an order to redeem Creation Units is placed.

“Trust” means Legg Mason ETF Investment Trust.

“Trustees” means the trustees of the Trust.

“Underlying Index” means the Royce Small-Cap Quality Value Index.

INVESTMENT POLICIES

Investment Objective and Strategies

The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund’s Prospectus discusses the Fund’s investment objective and strategies. The following is a summary of certain strategies and investment limitations of the Fund and supplements the description of the Fund’s investment strategies in its Prospectus. Additional information regarding investments practices and risk factors with respect to the Fund may also be found below in the section entitled Investment Practices and Risk Factors.

Legg Mason Small-Cap Quality Value ETF

•	Investment objective. The Fund seeks to track the investment results of an index composed of equity securities of small-capitalization companies that are traded in the United States.

•	The Fund is a passively-managed ETF.

•

The Fund seeks to track the investment results of the Underlying Index. The Fund will invest at least 80% of its net assets, plus borrowings for investment purposes, if any, in securities that compose its Underlying Index. The Fund’s 80% investment policy may be changed by the Board without shareholder approval upon 60 days’ prior notice to shareholders.

•

The Fund may invest up to 20% of its net assets in cash and cash equivalents; other investment companies, including exchange-traded funds; exchange-traded notes; depositary receipts; and in securities and other instruments not included in its Underlying Index but which the Subadviser believes will help the Fund track its Underlying Index.

Fundamental and Non-Fundamental Investment Policies

General

The Fund has adopted the fundamental and non-fundamental investment policies below for the protection of shareholders. Fundamental investment policies of the Fund may not be changed without a 1940 Act Vote. The Board may change non-fundamental investment policies at any time without shareholder approval and upon notice to shareholders.

If any percentage restriction described below (other than the limitation on borrowing) is complied with at the time of an investment, a later increase or decrease in the percentage resulting from a change in asset values or characteristics will not constitute a violation of such restriction, unless otherwise noted below.

The Fund’s investment objective is non-fundamental.

Fundamental Investment Policies

The Fund’s fundamental investment policies are as follows:

Borrowing: The Fund may not borrow money except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

Underwriting: The Fund may not engage in the business of underwriting the securities of other issuers except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

Loans: The Fund may lend money or other assets to the extent permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

Senior Securities: The Fund may not issue senior securities except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

Real Estate: The Fund may not purchase or sell real estate except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

Commodities: The Fund may purchase or sell commodities or contracts related to commodities to the extent permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

Concentration: The Fund will not invest more than 25% of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry, except as permitted by exemptive relief or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction, and except that the Fund may invest more than 25% of the value of its total assets in securities of issuers in the same industry to approximately the same extent that its Underlying Index concentrates in the securities of such particular industry.

With respect to the fundamental policy relating to borrowing money set forth above, the 1940 Act permits a fund to borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose, and to borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes. (A fund’s total assets include the amounts being borrowed.) To limit the risks attendant to borrowing, the 1940 Act requires a fund to maintain an “asset coverage” of at least 300% of the amount of its borrowings, provided that in the event the fund’s asset coverage falls below 300%, the fund is required to reduce the amount of its borrowings so that it meets the 300% asset coverage threshold within three days (not including Sundays and holidays). Asset coverage means the ratio that the value of a fund’s total assets (including amounts borrowed), minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Certain trading practices and investments, such as reverse repurchase agreements, may be considered to be borrowings and thus subject to the 1940 Act restrictions. Borrowing money to increase portfolio holdings is known as “leveraging.” Borrowing, especially when used for leverage, may cause the value of the Fund’s shares to be more volatile than if the Fund did not borrow. This is because borrowing tends to magnify the effect of any increase or decrease in the value of the Fund’s portfolio holdings. Borrowed money thus creates an opportunity for greater gains, but also greater losses. To repay borrowings, the Fund may have to sell securities at a time and at a price that is unfavorable to the Fund. There also are costs associated with borrowing money, and these costs would offset and could eliminate the Fund’s net investment income in any given period. Currently the Fund does not have any intention of borrowing money for leverage, but if the Fund does so, it will not likely do so to a substantial degree. The policy above will be interpreted to permit the Fund to engage in trading practices and investments that may be considered to be borrowing to the extent permitted by the 1940 Act. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy.

With respect to the fundamental policy relating to underwriting set forth above, the 1940 Act does not prohibit a fund from engaging in the underwriting business or from underwriting the securities of other issuers; in fact, the 1940 Act permits a fund to have underwriting commitments of up to 25% of its assets under certain circumstances. Those circumstances currently are that the amount of the fund’s underwriting commitments, when added to the value of the fund’s investments in issuers where the fund owns more than 10% of the outstanding voting securities of those issuers, cannot exceed the 25% cap. A fund engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the 1933 Act. Under the 1933 Act, an underwriter may be liable for material omissions or misstatements in an issuer’s registration statement or prospectus. Securities purchased from an issuer and not registered for sale under the 1933 Act are considered restricted securities. There may be a limited market for these securities. If these securities are registered under the 1933 Act, they may then be eligible for sale but participating in the sale may subject the seller to underwriter liability. These risks could apply to a fund investing in restricted securities. Although it is not believed that the application of the 1933 Act provisions described above would cause the Fund to be engaged in the business of underwriting, the policy above will be interpreted not to prevent the Fund from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the 1933 Act.

With respect to the fundamental policy relating to lending set forth above, the 1940 Act does not prohibit a fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. (A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that reflects current interest rates. The SEC frequently treats repurchase agreements as loans.) While lending securities may be a source of income to the Fund, as with other extensions of credit, there are risks of delay in recovery or even loss of rights in the underlying securities should the borrower fail financially. However, loans would be made only when the Fund’s Manager or a Subadviser believes the income justifies the attendant risks. The Fund also will be permitted by this policy to make loans of money, including to other funds. The Fund would have to obtain exemptive relief from the SEC to make loans to other funds. The policy above will be interpreted not to prevent the Fund from purchasing or investing in debt obligations and loans. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments, as well as delays in the settlement of securities transactions, will not be considered loans.

With respect to the fundamental policy relating to issuing senior securities set forth above, “senior securities” are defined as fund obligations that have a priority over the fund’s shares with respect to the payment of dividends or the distribution of fund assets. The 1940 Act prohibits a fund from issuing senior securities, except that the fund may borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose. A fund may also borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities. The issuance of senior securities by a fund can increase the speculative character of the fund’s outstanding shares through leveraging. Leveraging of the Fund’s portfolio through the issuance of senior securities magnifies the potential for gain or loss on monies, because even though the Fund’s net assets remain the same, the total risk to investors is increased to the extent of the Fund’s gross assets. The policy above will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.

With respect to the fundamental policy relating to real estate set forth above, the 1940 Act does not prohibit a fund from owning real estate; however, a fund is limited in the amount of illiquid assets it may purchase. Investing in real estate may involve risks, including that real estate is generally considered illiquid and may be difficult to value and sell. Owners of real estate may be subject to various liabilities, including environmental liabilities. To the extent that investments in real estate are considered illiquid, the current SEC staff position generally limits a fund’s purchases of illiquid securities to 15% of net assets. The policy above will be interpreted not to prevent the Fund from investing in real estate-related companies, companies whose businesses consist in whole or in part of investing in real estate, instruments (like mortgages) that are secured by real estate or interests therein, or real estate investment trust securities.

With respect to the fundamental policy relating to commodities set forth above, the 1940 Act does not prohibit a fund from owning commodities, whether physical commodities and contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies and, possibly, currency futures). However, a fund is limited in the amount of illiquid assets it may purchase. To the extent that investments in commodities are considered illiquid, the current SEC staff position generally limits a fund’s purchases of illiquid securities to 15% of net assets. If the Fund were to invest in a physical commodity or a physical commodity-related instrument, the Fund would be subject to the additional risks of the particular physical commodity and its related market. The value of commodities and commodity-related instruments may be extremely volatile and may be affected either directly or indirectly by a variety of factors. There may also be storage charges and risks of loss associated with physical commodities. The policy above will be interpreted to permit investments in ETFs that invest in physical and/or financial commodities.

With respect to the fundamental policy relating to concentration set forth above, the 1940 Act does not define what constitutes “concentration” in an industry. The SEC staff has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. A fund that invests a significant percentage of its total assets in a single industry may be particularly susceptible to adverse events affecting that industry and may be more risky than a fund that does not concentrate in an industry. The policy above will be interpreted to refer to concentration as that term may be interpreted from time to time. The policy also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; and repurchase agreements collateralized by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. There also will be no limit on investment in issuers domiciled in a single jurisdiction or country; however, the Trust understands that the SEC staff considers securities issued by a foreign government to be in a single industry for purposes of calculating applicable limits on concentration. In addition, the Fund may invest more than 25% of the value of its total assets in securities of issuers in the same industry to approximately the same extent that its Underlying Index concentrates in the securities of such particular industry. The policy also will be interpreted to give broad authority to the Fund as to how to classify issuers within or among industries.

The Fund’s fundamental policies will be interpreted broadly. For example, the policies will be interpreted to refer to the 1940 Act and the related rules as they are in effect from time to time, and to interpretations and modifications of or relating to the 1940 Act by the SEC and others as they are given from time to time. When a policy provides that an investment practice may be conducted as permitted by the 1940 Act, the policy will be interpreted to mean either that the 1940 Act expressly permits the practice or that the 1940 Act does not prohibit the practice.

Diversification

The Fund is currently classified as a diversified fund under the 1940 Act. In general, this means that the Fund may not purchase securities of an issuer (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, with respect to 75% of its total assets, (a) more than 5% of the Fund’s total assets would be invested in securities of that issuer or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer. With respect to the remaining 25% of its total assets, the Fund can invest more than 5% of its assets in one issuer. Under the 1940 Act, the Fund cannot change its classification from diversified to non-diversified without shareholder approval.

Non-Fundamental Investment Policies

The following are some of the non-fundamental investment limitations that the Fund currently observes:

Investment Companies: The Fund may not invest in other registered open-end management investment companies and registered unit investment trusts in reliance upon the provisions of subparagraphs (G) or (F) of Section 12(d)(1) of the 1940 Act. The foregoing investment policy does not restrict the Fund from (i) acquiring securities of other registered investment companies in connection with a merger, consolidation, reorganization, or acquisition of assets, or (ii) purchasing the securities of registered investment companies, to the extent otherwise permissible under Section 12(d)(1) of the 1940 Act.

Illiquid Securities: The Fund may not purchase or otherwise acquire any security if immediately after the acquisition the value of illiquid securities held by the Fund would exceed 15% of the Fund’s net assets. The Fund monitors the portion of the Fund’s total assets that is invested in illiquid securities on an ongoing basis, not only at the time of investment in such securities.

Commodity Exchange Act Regulation—Exclusion from Commodity Pool Operator Definition

The Fund is operated by persons who have claimed an exclusion, granted to operators of registered investment companies like the Fund, from registration as a “commodity pool operator” with respect to the Fund under the CEA and, therefore are not subject to registration or regulation with respect to the Fund under the CEA. As a result, the Fund is limited in its ability to trade instruments subject to the CFTC’s jurisdiction, including commodity futures (which include futures on broad-based securities indexes, interest rate futures and currency futures), options on commodity futures, and certain swaps or other investments, either directly or indirectly through investments in other investment vehicles (collectively, “Commodity Interests”).

Under this exclusion, the Fund must satisfy one of the following two trading limitations whenever it establishes a new Commodity Interest position: (1) the aggregate initial margin and premiums required to establish the Fund’s Commodity Interest positions does not exceed 5% of the liquidation value of the Fund’s portfolio (after accounting for unrealized profits and unrealized losses on any such investments); or (2) the aggregate net notional value of the Fund’s Commodity Interests, determined at the time the most recent position was established, does not exceed 100% of the liquidation value of the Fund’s portfolio (after accounting for unrealized profits and unrealized losses on any such positions). The Fund is not required to consider its exposure to such instruments if they are held for “bona fide hedging” purposes, as such term is defined in the rules of the CFTC. In addition to meeting one of the foregoing trading limitations, the Fund may not be marketed as a commodity pool or otherwise as a vehicle for trading in the markets for Commodity Interests.

If the Fund’s operators were to lose its ability to claim this exclusion with respect to the Fund, such persons would be required to comply with certain CFTC rules regarding commodity pools that could impose additional regulatory requirements and compliance obligations.

INVESTMENT PRACTICES AND RISK FACTORS

In addition to the investment strategies and the risks described in the Fund’s Prospectus and in this SAI under Investment Objective and Strategies, the Fund may employ other investment practices and may be subject to other risks, which are described below. The Fund may engage in the practices described below to the extent consistent with its investment objectives, strategies, policies and restrictions. However, as with any investment or investment technique, even when the Fund’s Prospectus or this discussion indicates that the Fund may engage in an activity, the Fund may not actually do so for a variety of reasons. In addition, new types of instruments and other securities may be developed and marketed from time to time. Consistent with its investment limitations, the Fund expects to invest in those new types of securities and instruments that its portfolio manager believes may assist the Fund in achieving its investment objective.

This discussion is not intended to limit the Fund’s investment flexibility, unless such a limitation is expressly stated, and therefore will be construed by the Fund as broadly as possible. Statements concerning what the Fund may do are not intended to limit any other activity.

Borrowings

The Fund may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested by the Fund in other securities or instruments in an effort to increase the Fund’s investment returns. Reverse repurchase agreements may be considered to be a type of borrowing.

When the Fund invests borrowing proceeds in other securities, the Fund will be at risk for any fluctuations in the market value of the securities in which the proceeds are invested. Like other leveraging risks, this makes the value of an investment in the Fund more volatile and increases the Fund’s overall investment exposure. In addition, if the Fund’s return on its investment of the borrowing proceeds does not equal or exceed the interest that the Fund is obligated to pay under the terms of a borrowing, engaging in these transactions will lower the Fund’s return.

The Fund may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to its borrowing obligations. Interest on any borrowings will be an expense to the Fund and will reduce the value of the Fund’s shares. The Fund may borrow on a secured or on an unsecured basis. If the Fund enters into a secured borrowing arrangement, a portion of the Fund’s assets will be used as collateral. During the term of the borrowing, the Fund will remain at risk for any fluctuations in the market value of these assets in addition to any securities purchased with the proceeds of the loan. In addition, the Fund may be unable to sell the collateral at a time when it would be advantageous to do so, which could result in lower returns. The Fund would also be subject to the risk that the lender may file for bankruptcy, become insolvent, or otherwise default on its obligations to return the collateral to the Fund. In the event of a default by the lender, there may be delays, costs and risks of loss involved in the Fund’s exercising its rights with respect to the collateral or those rights may be limited by other contractual agreements or obligations or by applicable law.

The Fund seeks to maintain an “asset coverage” of at least 300% of the amount of its borrowings, provided that in the event that the Fund’s asset coverage falls below 300%, the Fund is required to reduce the amount of its borrowings so that it meets the 300% asset coverage threshold within three days (not including Sundays and holidays). Asset coverage means the ratio that the value of the Fund’s total assets, minus liabilities other than borrowings and other senior securities, bears to the aggregate amount of all borrowings. Although complying with this guideline would have the effect of limiting the amount that the Fund may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Common Stock

Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other shareholder or class of shareholders, including holders of the entity’s preferred stock and other senior equity securities. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

Cybersecurity Risk

With the increased use of technologies such as mobile devices and Web-based or “cloud” applications, and the dependence on the Internet and computer systems to conduct business, the Fund is susceptible to operational, information security and related risks. In general, cybersecurity incidents can result from deliberate attacks or unintentional events (arising from external or internal sources) that may cause the Fund to lose proprietary information, suffer data corruption, physical damage to a computer or network system or lose operational capacity. Cybersecurity attacks include, but are not limited to, infection by malicious software, such as malware or computer viruses or gaining unauthorized access to digital systems, networks or devices that are used to service the Fund’s operations (e.g., through “hacking,” “phishing” or malicious software coding) or other means for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cybersecurity attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on the Fund’s websites (i.e., efforts to make network services unavailable to intended users). In addition, authorized persons could inadvertently or intentionally release confidential or proprietary information stored on the Fund’s systems.

Cybersecurity incidents affecting the Fund’s Manager, the Subadviser, other service providers to the Fund or its shareholders (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) have the ability to cause disruptions and impact business operations, potentially resulting in financial losses to both the Fund and its shareholders, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of fund shareholders to transact business and the Fund to process transactions (including fulfillment of fund share purchases and redemptions), violations of applicable privacy and other laws (including the release of private shareholder information) and attendant breach notification and credit monitoring costs, regulatory fines, penalties, litigation costs, reputational damage, reimbursement or other compensation costs, forensic investigation and remediation costs, and/or additional compliance costs. Similar adverse consequences could result from cybersecurity incidents affecting issuers of securities in which the Fund invests, counterparties with which the Fund engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies and other financial institutions (including financial intermediaries and other service providers) and other parties. In addition, substantial costs may be incurred in order to safeguard against and reduce the risk of any cybersecurity incidents in the future. In addition to administrative, technological and procedural safeguards, the Fund’s Manager and the Subadviser have established business continuity plans in the event of, and risk management systems to prevent or reduce the impact of, such cybersecurity incidents. However, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified, as well as the rapid development of new threats. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by its service providers or any other third parties whose operations may affect the Fund and its shareholders. The Fund and its shareholders could be negatively impacted as a result.

Equity Securities

Equity securities include exchange-traded and over-the-counter common and preferred stocks, warrants and rights, and securities convertible into common stocks. Equity securities fluctuate in price based on changes in a company’s financial condition and overall market and economic conditions. The value of a particular security may decline due to factors that affect a particular industry or industries, such as an increase in production costs, competitive conditions or labor shortages; or due to general market conditions, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment. The value of an equity security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of a company’s equity securities may deteriorate because of a variety of factors, including disappointing earnings reports by the issuer, unsuccessful products or services, loss of major customers, major litigation against the issuer or changes in government regulations affecting the issuer or the competitive environment.

Illiquid Investments and Restricted Securities

The Fund may invest up to 15% of its net assets in illiquid investments. An illiquid security is any security which the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the security. To the extent required by applicable law and SEC guidance, the Fund will not acquire an illiquid security if such acquisition would cause the aggregate value of illiquid securities to exceed 15% of the Fund’s net assets. If at any time the portfolio manager determines that the value of illiquid securities held by the Fund exceeds 15% of the Fund’s net assets, the portfolio manager will take such steps as it considers appropriate to reduce the percentage as soon as reasonably practicable; the Fund may, however, hold any such investments for a substantial period of time.

Restricted securities are securities subject to legal or contractual restrictions on their resale, such as private placements. Such restrictions might prevent the sale of restricted securities at a time when the sale would otherwise be desirable. Under SEC regulations, certain restricted securities acquired through private placements can be traded freely among qualified purchasers. While restricted securities are generally classified as illiquid, the Fund may determine that a particular restricted security is “liquid.” Investing in these restricted securities could have the effect of increasing the Fund’s illiquidity if qualified purchasers become, for a time, uninterested in buying these securities.

Restricted securities may be sold only (1) pursuant to SEC Rule 144A or another exemption, (2) in privately negotiated transactions or (3) in public offerings with respect to which a registration statement is in effect under the 1933 Act. Rule 144A securities, although not registered in the U.S., may be sold to qualified institutional buyers in accordance with Rule 144A under the 1933 Act. As noted above, the Fund may determine that some Rule 144A securities are liquid. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a restricted security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell.

Illiquid securities may be difficult to value, and the Fund may have difficulty disposing of such securities promptly. The Fund does not consider non-U.S. securities to be restricted if they can be freely sold in the principal markets in which they are traded, even if they are not registered for sale in the U.S.

Liquidity Risk Management. In October 2016, the SEC adopted Rule 22e-4 under the 1940 Act requiring, among other things, that the Fund and other Legg Mason open-end funds establish a liquidity risk management program by December 1, 2018 that is reasonably designed to assess and manage liquidity risk. Costs associated with complying with the rule could impact the Fund’s performance and its ability to achieve its investment objective.

Investments by Other Funds and by Other Significant Investors

Certain investment companies, including those that are affiliated with the Fund because they are managed by the Manager or an affiliate of the Manager, may invest in the Fund and may at times have substantial investments in one or more funds. Other investors also may at times have substantial investments in one or more funds.

From time to time, the Fund may experience relatively large redemptions or investments due to transactions in fund shares by a fund or other significant investor. The effects of these transactions could adversely affect the Fund’s performance. In the event of such redemptions or investments, the Fund could be required to sell securities or to invest cash at a time when it is not advantageous to do so. Such transactions may increase brokerage and/or other transaction costs of the Fund. A large redemption could cause the Fund’s expenses to increase and could result in the Fund becoming too small to be economically viable. Redemptions of fund shares could also accelerate the realization of taxable capital gains in the Fund if sales of securities result in capital gains. The impact of these transactions is likely to be greater when a fund or other significant investor purchases, redeems, or owns a substantial portion of the Fund’s shares.

The Manager and the Subadviser are subject to potential conflicts of interest in connection with investments in the Fund by an affiliated fund due to their affiliation. For example, the Manager or the Subadviser could have the incentive to permit an affiliated fund to become a more significant shareholder (with the potential to cause greater disruption) than would be permitted for an unaffiliated investor. Investments by an affiliated fund may also give rise to conflicts in connection with the voting of fund shares. The Manager, the Subadviser and/or its advisory affiliates intend to seek to address these potential conflicts of interest in the best interests of the Fund’s shareholders, although there can be no assurance that such efforts will be successful. The Manager and the Subadviser will consider how to minimize potential adverse impacts of affiliated fund investments, and, may take such actions as each deems appropriate to address potential adverse impacts, including redemption of shares in-kind, rather than in cash.

Investments in Other Investment Companies

Subject to applicable statutory and regulatory limitations described below, the Fund may invest in shares of other investment companies, including shares of open-end and closed-end investment companies affiliated or unaffiliated with the Fund, business development companies, exchange-traded funds and unregistered investment companies.

An investment in an investment company is subject to the risks associated with that investment company’s portfolio securities. Investments in closed-end funds may entail the additional risk that the market value of such investments may be substantially less than their net asset value. To extent the Fund invests in shares of another investment company, the Fund will indirectly bear a proportionate share of that investment company’s advisory fees and other operating expenses. These fees are in addition to the advisory fees and other operational expenses incurred directly by the Fund. In addition, the Fund could incur a sales charge in connection with purchasing an investment company security or a redemption fee upon the redemption of such security.

Section 12(d)(1)(A) of the 1940 Act provides that a fund may not purchase or otherwise acquire the securities of other “registered investment companies” (as defined in the 1940 Act) if, as a result of such purchase or acquisition, it would own: (i) more than 3% of the total outstanding voting stock of the acquired investment company; (ii) securities issued by any one investment company having a value in excess of 5% of the fund’s total assets; or (iii) securities issued by all investment companies having an aggregate value in excess of 10% of the fund’s total assets. Certain exceptions may be available from these limits such as when the Fund invests in certain exchange-traded funds or money-market funds or in investment companies that are part of the same group of investment companies as the Fund.

Redemption Risk

The Fund may experience periods of heavy redemptions that could cause the Fund to liquidate its assets at inopportune times or at a loss or depressed value, particularly during periods of declining or illiquid markets. Redemption risk is greater to the extent that the Fund has investors with large shareholdings, short investment horizons, or unpredictable cash flow needs. In addition, redemption risk is heightened during periods of overall market turmoil. The redemption by one or more large shareholders of their holdings in the Fund could hurt performance and/or cause the remaining shareholders in the Fund to lose money. The Fund’s redemption risk is increased if one decision maker has control of fund shares owned by separate fund shareholders, including clients or affiliates of the Fund’s Manager. If the Fund is forced to liquidate its assets under unfavorable conditions or at inopportune times, the value of your investment could decline.

Repurchase Agreements

Under the terms of a typical repurchase agreement, the Fund would acquire one or more underlying debt securities from a counterparty (typically a bank or a broker-dealer), subject to the counterparty’s obligation to repurchase, and the Fund to resell, the securities at an agreed-upon time and price. The Fund may enter into repurchase agreements where the underlying collateral consists entirely of cash items and/or securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises. The Fund may also enter into repurchase agreements where the underlying collateral consists of other types of securities, including securities the Fund could not purchase directly. For such repurchase agreements, the underlying securities which serve as collateral may include, but are not limited to, U.S. government securities, municipal securities, corporate debt obligations, asset-backed securities (including collateralized mortgage obligations (“CMOs”)), convertible securities and common and preferred stock and may be of below investment grade quality. The repurchase price is typically greater than the purchase price paid by the Fund, thereby determining the Fund’s yield. A repurchase agreement is similar to, and may be treated as, a secured loan, where the Fund loans cash to the counterparty and the loan is secured by the underlying securities as collateral. All repurchase agreements entered into by the Fund are required to be collateralized so that at all times during the term of a repurchase agreement, the value of the underlying securities is at least equal to the amount of the repurchase price. Also, the Fund or its custodian is required to have control of the collateral, which the portfolio manager believes will give the Fund a valid, perfected security interest in the collateral.

Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon the Fund’s ability to dispose of the underlying securities, the risk of a possible decline in the value of the underlying securities during the period in which the Fund seeks to assert its right to them, the risk that there may be a limited market or no market for disposition of such underlying securities, the risk of incurring expenses associated with asserting those rights and the risk of losing all or part of the income from the agreement. The Fund will seek to mitigate these risks but there is no guarantee that such efforts will be successful. If the Fund enters into a repurchase agreement involving securities the Fund could not purchase directly, and the counterparty defaults, the Fund may become the holder of such securities. Repurchase agreements collateralized by securities other than U.S. government securities may be subject to greater risks and are more likely to have a term to maturity of longer than seven days. Repurchase agreements with a maturity of more than seven days are considered to be illiquid.

Repurchase agreements may be entered into or novated with a financial clearing house, which would become the Fund’s counterparty. The Fund would then become subject to the rules of the clearing house, which may limit the Fund’s rights and remedies (including recourse to collateral) or delay or restrict the rights and remedies, and expose the Fund to the risks of the clearinghouses’s insolvency.

Pursuant to an exemptive order issued by the SEC, the Fund, along with other affiliated entities managed by the Manager, may transfer uninvested cash balances into one or more joint accounts for the purpose of entering into repurchase agreements secured by cash and U.S. government securities, subject to certain conditions.

Reverse Repurchase Agreements

The Fund may enter into reverse repurchase agreements. A reverse repurchase agreement has the characteristics of a secured borrowing by the Fund and creates leverage in the Fund’s portfolio. In a reverse repurchase transaction, the Fund sells a portfolio instrument to another person, such as a financial institution or broker-dealer, in return for cash. At the same time, the Fund agrees to repurchase the instrument at an agreed-upon time and at a price that is greater than the amount of cash that the Fund received when it sold the instrument, representing the equivalent of an interest payment by the Fund for the use of the cash. During the term of the transaction, the Fund will continue to receive any principal and interest payments (or the equivalent thereof) on the underlying instruments.

The Fund may engage in reverse repurchase agreements as a means of raising cash to satisfy redemption requests or for other temporary or emergency purposes. Unless otherwise limited in the Fund’s Prospectus or this SAI, the Fund may also engage in reverse repurchase agreements to the extent permitted by its fundamental investment policies in order to raise additional cash to be invested by the Fund’s portfolio manager in other securities or instruments in an effort to increase the Fund’s investment returns.

During the term of the transaction, the Fund will remain at risk for any fluctuations in the market value of the instruments subject to the reverse repurchase agreement as if it had not entered into the transaction. When the Fund reinvests the proceeds of a reverse repurchase agreement in other securities, the Fund will also be at risk for any fluctuations in the market value of the securities in which the proceeds are invested. Like other forms of leverage, this makes the value of an investment in the Fund more volatile and increases the Fund’s overall investment exposure. In addition, if the Fund’s return on its investment of the proceeds of the reverse repurchase agreement does not equal or exceed the implied interest that it is obligated to pay under the reverse repurchase agreement, engaging in the transaction will lower the Fund’s return.

When the Fund enters into a reverse repurchase agreement, it is subject to the risk that the buyer under the agreement may file for bankruptcy, become insolvent or otherwise default on its obligations to the Fund. In the event of a default by the counterparty, there may be delays, costs and risks of loss involved in the Fund’s exercising its rights under the agreement, or those rights may be limited by other contractual agreements or obligations or by applicable law.

In addition, the Fund may be unable to sell the instruments subject to the reverse repurchase agreement at a time when it would be advantageous to do so, or may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to its obligations under a reverse repurchase agreement. This could adversely affect the Fund’s strategy and result in lower fund returns. At the time the Fund enters into a reverse repurchase agreement, the Fund is required to set aside cash or other appropriate liquid securities in the amount of the Fund’s obligation under the reverse repurchase agreement or take certain other actions in accordance with SEC guidelines, which may affect the Fund’s liquidity and ability to manage its assets. Although complying with SEC guidelines would have the effect of limiting the amount of fund assets that may be committed to reverse repurchase agreements and other similar transactions at any time, it does not otherwise mitigate the risks of entering into reverse repurchase agreements.

The Fund will not engage in reverse repurchase agreements if its total borrowings exceed 33-1/3% of its total assets.

Securities Lending

The Fund may lend its portfolio securities, provided that cash or equivalent collateral, equal to at least 100% of the market value of such securities, is continuously maintained by the other party with the Fund. During the pendency of the transaction, the other party will pay the Fund an amount equivalent to any dividends or interest paid on such securities, and the Fund may invest the cash collateral and earn additional income, or it may receive an agreed upon amount of interest income from the other party who has delivered equivalent collateral. These transactions are subject to termination at the option of the Fund or the other party. The Fund may pay administrative and custodial fees in connection with these transactions and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the other party or placing agent or broker. Although voting rights or rights to consent with respect to the relevant securities generally pass to the other party, the Fund will make arrangements to vote or consent with respect to a material event affecting such securities. SEC guidance currently states that a fund may loan securities equal in value to no more than one third of its total asset value, including collateral received in connection with such transactions (at market value computed at the time of the transaction). The risks in lending portfolio securities include possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. The Fund runs the risk that the counterparty to a loan transaction will default on its obligation and that the value of the collateral received may decline before the Fund can dispose of it. If the Fund receives cash as collateral and invests that cash, the Fund is subject to the risk that the collateral will decline in value before the Fund must return it to the counterparty. Subject to the foregoing, loans of fund securities are effectively borrowings by the Fund and have economic characteristics similar to reverse repurchase agreements. The Fund does not currently intend to engage in securities lending, although they may engage in transactions (such as reverse repurchase agreements) which have similar characteristics.

Small and Mid Cap Companies

Investments in securities of companies with small and medium market capitalizations may offer greater opportunity for appreciation than larger companies, but involve special risks. The securities of those companies may be subject to more abrupt fluctuations in market price and may be more sensitive to economic conditions than larger, more established companies. Small and mid cap company stock prices may, to a degree, fluctuate independently of larger company stock prices, i.e., small and mid cap company stocks may decline in price as the prices of large company stocks rise or vice versa.

Small and mid cap companies may have newer or limited product lines, limited markets or financial resources, or they may be dependent upon a limited or inexperienced management group. In addition, securities of these companies are subject to the risk that, during certain periods, the liquidity of particular issuers or industries will shrink or disappear with little forewarning as a result of adverse economic or market conditions, or adverse investor perceptions, whether or not accurate. Securities of small and mid cap companies may not be widely traded and it may be difficult for the Fund to dispose of such securities, or receive an advantageous price.

Small and mid cap companies may require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position; and may have substantial borrowings or may otherwise have a weak financial condition, and may be susceptible to bankruptcy. Transaction costs for these investments are often higher than those of larger capitalization companies. There is typically less publicly available information about small cap companies.

Some small and mid cap companies also may be relatively new issuers, which carries risks in addition to the risks of other small and mid cap companies. New issuers may be more speculative because such companies are relatively unseasoned. These companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses.

Warrants and Rights

Warrants are instruments that give the holder the right to purchase equity securities at a specific price valid for a specified time period. Warrants are typically issued with preferred stock or bonds but can often be traded separately from the securities with which they were initially sold. Warrants may be purchased with values that vary depending on the change in value of one or more specified indexes (“index warrants”). Index warrants are generally issued by banks or other financial institutions and give the holder the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer based on the value of the underlying index. Rights are similar to warrants but typically have a shorter duration than warrants and are issued directly by an issuer to existing stockholders and provide those holders the right to purchase additional shares of stock at a later date.

Warrants and rights may be considered speculative in that they have no voting rights, pay no dividends, and have no rights with respect to the assets of the issuer. The prices of warrants and rights do not necessarily move with the prices of the underlying securities. If the market price of the underlying security does not exceed the exercise price of the warrant or right plus the cost thereof before the expiration date, the Fund could sustain losses despite advantageous changes in the market price of the underlying security. Warrants and right not exercised before their expiration date cease to have value.

Low Exercise Price Call Warrants. Low exercise price call warrants, sometimes also referred to as equity-linked participation certificates, are used to gain exposure to stocks in difficult to access local markets. These warrants typically have a strike price set where the value of the warrants will be identical to the price of the underlying stock. The value of these warrants fluctuates in line with the value of the underlying stock price and therefore, the risk and return profile of the warrants is very similar to owning the underlying securities, but the Fund may also be exposed to the risk of the counterparty that issued the warrant. These warrants have no voting rights. Dividends issued to the warrant issuer by the underlying issuer will be distributed to the warrant holders, net of any taxes or commissions imposed by the local jurisdiction in respect of the receipt of such amount. In addition, these warrants are not exchangeable into the ordinary shares of the underlying stock. These warrants are typically sold in private placement transactions and may be classified as derivative instruments.

MANAGEMENT

Trustees and Officers

The business and affairs of the Fund are conducted by management under the supervision and subject to the direction of its Board. The business address of each Trustee (including each Independent Trustee who is not an “interested person” of the Trust) is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. The tables below provide information about each of the Trustees and officers of the Trust.

Name and Year of Birth	Position(s) with Trust	Term of Office* and Length of Time Served**	Principal Occupation(s) During the Past Five Years	Number of Funds in the Legg Mason Funds Complex Overseen by Trustee***	Other Board Memberships Held by Trustee During the Past Five Years
Independent Trustees#:
Paul R. Ades Born 1940	Trustee	Since 1983	Paul R. Ades, PLLC (law firm) (since 2000)	48	None

Andrew L. Breech Born 1952	Trustee	Since 1991	President, Dealer Operating Control Service, Inc. (automotive retail management) (since 1985)	48	None

Dwight B. Crane Born 1937	Trustee	Since 1981	Professor Emeritus, Harvard Business School (since 2007); formerly, Professor, Harvard Business School (1969 to 2007); Independent Consultant (since 1969)	48	None

Althea L. Duersten Born 1951	Trustee	Since 2014	Retired (since 2011); formerly, Chief Investment Officer, North America, JP Morgan Chase (investment bank) and member of JPMorgan Executive Committee (2007 to 2011)	48	None

Frank G. Hubbard Born 1937	Trustee	Since 1993	President, Fealds, Inc. (business development) (since 2016); formerly, President, Avatar International Inc. (business development) (1998 to 2015)	48	None

Name and Year of Birth	Position(s) with Trust	Term of Office* and Length of Time Served**	Principal Occupation(s) During the Past Five Years	Number of Funds in the Legg Mason Funds Complex Overseen by Trustee***	Other Board Memberships Held by Trustee During the Past Five Years
Howard J. Johnson Born 1938	Trustee and Chairman of the Board	From 1981 to 1998 and since 2000 (Chairman of the Board since 2013)	Chief Executive Officer, Genesis Imaging LLC (technology company) (since 2003)	48	None

Jerome H. Miller Born 1938	Trustee	Since 1995	Retired	48	None

Ken Miller Born 1942	Trustee	Since 1983	Retired; formerly, President, Young Stuff Apparel Group, Inc. (apparel manufacturer), division of Li & Fung (1963 to 2012)	48	None

John J. Murphy Born 1944	Trustee	Since 2002	President (since 2017) and formerly, Founder and Senior Principal (1983 to 2017), Murphy Capital Management (investment management); and Senior Vice President, Peapack Gladstone Bank (commercial bank) (since 2017)	48	Trustee, UBS Funds (24 funds) (since 2008); Trustee, Consulting Group Capital Markets Funds (10 funds) (since 2002); Director, Fort Dearborn Income Securities, Inc. (2013 to 2016)

Thomas F. Schlafly Born 1948	Trustee	Since 1983	Chairman, The Saint Louis Brewery, LLC (brewery) (since 2012); formerly, President, The Saint Louis Brewery, Inc. (1989 to 2012); Senior Counsel (since 2017) and formerly, Partner (2009 to 2016), Thompson Coburn LLP (law firm)	48	Director, Citizens National Bank of Greater St. Louis (since 2006)

Name and Year of Birth	Position(s) with Trust	Term of Office* and Length of Time Served**	Principal Occupation(s) During the Past Five Years	Number of Funds in the Legg Mason Funds Complex Overseen by Trustee***	Other Board Memberships Held by Trustee During the Past Five Years
Interested Trustee and Officer:
Jane Trust, CFA† Born 1962	Trustee, President and Chief Executive Officer	Since 2015	Senior Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2018); Managing Director of Legg Mason & Co. (2016 to 2018); Officer and/or Trustee/Director of 148 funds associated with LMPFA or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Vice President of LMPFA (2015); Director of ClearBridge, LLC (formerly, Legg Mason Capital Management, LLC) (2007 to 2014); Managing Director of Legg Mason Investment Counsel & Trust Co. (2000 to 2007)	139	None

#	Trustees who are not “interested persons” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act.
*	Each Trustee serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.
**	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex.
***	Information is for the calendar year ended December 31, 2017.
†	Ms. Trust is an “interested person” of the Trust, as defined in the 1940 Act, because of her position with LMPFA and/or certain of its affiliates.

Name, Year of Birth and Address	Position(s) with Trust	Term of Office* and Length of Time Served**	Principal Occupation(s) During the Past Five Years
Additional Officers:
Jenna Bailey Born 1978 Legg Mason 100 First Stamford Place 5th Floor Stamford, CT 06902	Identity Theft Prevention Officer	Since 2015	Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2015); Compliance Officer of Legg Mason & Co. (since 2013); Assistant Vice President of Legg Mason & Co. (since 2011); formerly, Associate Compliance Officer of Legg Mason & Co. (2011 to 2013)

Name, Year of Birth and Address	Position(s) with Trust	Term of Office* and Length of Time Served**	Principal Occupation(s) During the Past Five Years
Ted P. Becker Born 1951 Legg Mason 620 Eighth Avenue 49th Floor New York, NY 10018	Chief Compliance Officer	Since 2007	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006)

Christopher Berarducci Born 1974 Legg Mason 620 Eighth Avenue 49th Floor New York, NY 10018	Treasurer	Since 2014	Director of Legg Mason & Co. (since 2015); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Vice President of Legg Mason & Co. (2011 to 2015); Assistant Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010)

Robert I. Frenkel Born 1954 Legg Mason 100 First Stamford Place 6th Floor Stamford, CT 06902	Secretary and Chief Legal Officer	Since 2007	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel — U.S. Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Jeanne Kelly Born 1951 Legg Mason 620 Eighth Avenue 49th Floor New York, NY 10018	Senior Vice President	Since 2007	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LM Asset Services, LLC (“LMAS”) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (formerly registered investment advisers) (since 2015); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); formerly, Senior Vice President of LMFAM (2013 to 2015)

Susan Kerr Born 1949 Legg Mason 620 Eighth Avenue 49th Floor New York, NY 10018	Chief Anti- Money Laundering Compliance Officer	Since 2013	Assistant Vice President of Legg Mason & Co. and LMIS (since 2010); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer of LMIS (since 2012); Senior Compliance Officer of LMIS (since 2011); formerly, AML Consultant, DTCC (2010); AML Consultant, Rabobank Netherlands (2009); First Vice President, Director of Marketing & Advertising Compliance and Manager of Communications Review Group at Citigroup Inc. (1996 to 2008)

Name, Year of Birth and Address	Position(s) with Trust	Term of Office* and Length of Time Served**	Principal Occupation(s) During the Past Five Years
Thomas C. Mandia Born 1962 Legg Mason 100 First Stamford Place 6th Floor Stamford, CT 06902	Assistant Secretary	Since 2007	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of LMAS (since 2002) and LMFAM (formerly registered investment advisers) (since 2013)

Richard F. Sennett Born 1970 Legg Mason 100 International Drive 7th Floor Baltimore, MD 21202	Principal Financial Officer	Since 2011	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and since 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

*	Each officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.
**	Indicates the earliest year in which the officer took such office.

Qualifications of Trustees, Board Leadership Structure and Oversight and Standing Committees

The Independent Trustees were selected to join the Board based upon the following as to each Trustee: character and integrity; service as a board member of mutual funds in the fund complex; willingness to serve and willingness and ability to commit the time necessary to perform the duties of a Trustee; the fact that service as a Trustee would be consistent with the requirements of the Trust’s retirement policies and the Trustee’s status as not being an “interested person” of the Fund, as defined in the 1940 Act. Ms. Trust was selected to join the Board based upon her investment management and risk oversight experience as an executive and portfolio manager and leadership roles with Legg Mason and affiliated entities. The Board also considered her character and integrity, her willingness to serve and willingness and ability to commit the time necessary to perform the duties of a Trustee, the fact that service as a Trustee would be consistent with requirements of the Trust’s retirement policies, and her status as a representative of Legg Mason. Independent Trustees constitute more than 75% of the Board. Mr. Johnson serves as Chairman of the Board and is an Independent Trustee. Ms. Trust is an interested person of the Fund.

The Board believes that each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that the Board possesses the requisite attributes and skills. The Board believes that the Trustees’ ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the Manager, the Subadviser, other service providers, counsel and the independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties support this conclusion. In addition, the following specific experience, qualifications, attributes and/or skills apply to each Trustee.

Each Trustee, except for Ms. Trust and Ms. Duersten, has served as a board member of the mutual funds in the fund complex for at least eight years. Mr. Ades has substantial experience practicing law and advising clients with respect to various business transactions. Mr. Breech has substantial experience as the chief executive of a private corporation. Mr. Crane has substantial experience as an economist, academic and business consultant. Ms. Duersten has substantial experience as a global investment and trading manager in capital markets across multiple asset classes, including as the chief investment officer for the North American region of a major investment bank and service on its executive committee. Mr. Hubbard has substantial experience in business development and was a senior executive of an operating company. Mr. Johnson has substantial experience as the chief executive of an operating company and in the financial services industry, including as an actuary and pension consultant. Mr. Jerome Miller had substantial experience as an executive in the asset management group of a major broker/dealer. Mr. Ken Miller has substantial experience as a senior executive of an operating company. Mr. Murphy has substantial experience in the asset management business and has current and prior service on the boards of other mutual funds and corporations. Mr. Schlafly has substantial experience practicing law and also serves as the non-executive Chairman of a private corporation and as director of a bank. Ms. Trust has been the Chief Executive Officer of the Trust and other funds in the fund complex since 2015 and has investment management and risk oversight experience as an executive and portfolio manager and in leadership roles with Legg Mason and affiliated entities. References to the experience, qualifications, attributes and skills of Trustees are pursuant to requirements of the SEC, do not constitute holding out of the Board or any Trustee as having any special expertise, and shall not impose any greater responsibility or liability on any such person or on the Board.

The Board has five standing Committees: the Audit Committee, the Contract Committee, the Performance Committee, the Governance Committee, and the Compensation and Nominating Committee (which is a sub-committee of the Governance Committee). Each Committee is chaired by an Independent Trustee. The Audit Committee and the Governance Committee are composed of all of the Independent Trustees. The Contract Committee is composed of three Independent Trustees. The Performance Committee is composed of four Independent Trustees and the Chairman of the Board. The Compensation and Nominating Committee is composed of two Independent Trustees. Where deemed appropriate, the Board may constitute ad hoc committees.

The Chairman of the Board and the chairs of the Audit and Performance Committees work with the Chief Executive Officer of the Trust to set the agendas for Board and committee meetings. The Chairman of the Board also serves as a key point person for interaction between management and the other Independent Trustees. Through the committees the Independent Trustees consider and address important matters involving the Fund, including those presenting conflicts or potential conflicts of interest for management. The Independent Trustees also regularly meet outside the presence of management and are advised by independent legal counsel. The Board has determined that its committees help ensure that the Fund has effective and independent governance and oversight. The Board also has determined that its leadership structure, in which the Chairman of the Board is not affiliated with Legg Mason, is appropriate. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information between the Independent Trustees and management, including the Fund’s Subadviser.

The Audit Committee oversees the scope of the Fund’s audit, the Fund’s accounting and financial reporting policies and practices and its internal controls. The Audit Committee assists the Board in fulfilling its responsibility for oversight of the integrity of the Fund’s accounting, auditing and financial reporting practices, the qualifications and independence of the Fund’s independent registered public accounting firm and the Fund’s compliance with legal and regulatory requirements. The Audit Committee approves, and recommends to the Board for ratification, the selection, appointment, retention or termination of the Fund’s independent registered public accounting firm and approves the compensation of the independent registered public accounting firm. The Audit Committee also approves all audit and permissible non-audit services provided to the Fund by the independent registered public accounting firm and all permissible non-audit services provided by the Fund’s independent registered public accounting firm to its Manager and any affiliated service providers if the engagement relates directly to the Fund’s operations and financial reporting. The Audit Committee has formed a sub-committee for purposes of reviewing shareholder reports as required under applicable listing standards.

The Contract Committee is charged with assisting the Board in requesting and evaluating such information from the Manager and the Subadviser as may reasonably be necessary to evaluate the terms of the Fund’s investment management agreement, subadvisory arrangements and distribution arrangements.

The Performance Committee is charged with assisting the Board in carrying out its oversight responsibilities over the Fund and fund management with respect to investment management, objectives, strategies, policies and procedures, performance and performance benchmarks, and the applicable risk management process.

The Governance Committee is charged with overseeing Board governance and related Trustee practices, including selecting and nominating persons for election or appointment by the Board as Trustees of the Trust. The Governance Committee has formed the Compensation and Nominating Committee, the function of which is to recommend to the Board the appropriate compensation for serving as a Trustee on the Board. In addition, the Compensation and Nominating Committee is responsible for, among other things, selecting and recommending candidates to fill vacancies on the Board. The Committee may consider nominees recommended by a shareholder. In evaluating potential nominees, including any nominees recommended by shareholders, the Committee takes into consideration various factors, including, among any others it may deem relevant, character and integrity, business and professional experience, and whether the committee believes the person has the ability to apply sound and independent business judgment and would act in the interest of the Fund and its shareholders. Shareholders who wish to recommend a nominee should send recommendations to the Trust’s Secretary that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Trustees. A recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders.

Service providers to the Fund, primarily the Fund’s Manager, the Subadviser and, as appropriate, their affiliates, have responsibility for the day-to-day management of the Fund, which includes responsibility for risk management. As an integral part of its responsibility for oversight of the Fund, the Board oversees risk management of the Fund’s investment program and business affairs. Oversight of the risk management process is part of the Board’s general oversight of the Fund and its service providers. The Board has emphasized to the Fund’s Manager and the Subadviser the importance of maintaining vigorous risk management. The Board exercises oversight of the risk management process primarily through the Audit Committee and the Performance Committee, and through oversight by the Board itself.

The Fund is subject to a number of risks, including investment risk, counterparty risk, valuation risk, reputational risk, risk of operational failure or lack of business continuity, and legal, compliance and regulatory risk. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Fund. The Fund’s Manager and the Subadviser, the affiliates of the Manager and the Subadviser, or various service providers to the Fund employ a variety of processes, procedures and controls to identify various of those possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Different processes, procedures and controls are employed with respect to different types of risks. Various personnel, including the Fund’s and the Manager’s Chief Compliance Officer and the Manager’s chief risk officer, as well as personnel of the Subadviser and other service providers, such as the Fund’s independent registered public accounting firm, make periodic reports to the Audit Committee, the Performance Committee or to the Board with respect to various aspects of risk management, as well as events and circumstances that have arisen and responses thereto. The Board recognizes that not all risks that may affect the Fund can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees as to risk management matters are typically summaries of the relevant information. As a result of the foregoing and other factors, the Board’s risk management oversight is subject to inherent limitations.

During the fiscal year ended July 31, 2018, the Board met 5 times, the Audit Committee met 4 times, the Audit Sub-committee met 2 times, the Governance Committee met 4 times, the Performance Committee met 4 times, the Compensation and Nominating Committee met 1 time, and the Contract Committee met 1 time.

Trustee Ownership of Securities

The following tables show the dollar range of equity securities owned by the Trustees in the Fund and other investment companies in the Legg Mason Funds complex overseen by the Trustees as of December 31, 2017.

Name of Trustee	Dollar Range of Equity Securities in the Fund ($)	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies in Legg Mason Funds Complex Overseen by Trustee ($)
Independent Trustees:
Paul R. Ades	None	Over 100,000
Andrew L. Breech	None	Over 100,000
Dwight B. Crane	None	Over 100,000
Althea L. Duersten	None	Over 100,000
Frank G. Hubbard	None	Over 100,000
Howard J. Johnson	None	Over 100,000
Jerome H. Miller	None	Over 100,000
Ken Miller	None	Over 100,000
John J. Murphy	None	Over 100,000
Thomas F. Schlafly	None	Over 100,000

Interested Trustee:
Jane Trust	None	Over 100,000

As of December 31, 2017, none of the Independent Trustees or their immediate family members owned beneficially or of record any securities of the Manager, the Subadviser or the Distributor of the Fund, or of a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Manager, the Subadviser or the Distributor of the Fund.

For serving as a Trustee of the Trust, each Independent Trustee receives an annual retainer plus fees for attending each regularly scheduled meeting and special Board meeting they attend in person or by telephone. Each Independent Trustee is also reimbursed for all out-of-pocket expenses relating to attendance at such meetings. Those Independent Trustees who serve in leadership positions of the Board or Board committees, and members of the Contract Committee, the Performance Committee, and the Compensation and Nominating Committee, receive additional compensation. The Board reviews the level of Trustee compensation periodically and Trustee compensation may change from time to time. Ms. Trust, an ”interested person” of the Fund, as defined in the 1940 Act, does not receive compensation from the Fund for her service as Trustee. The Fund pays its pro rata share of the fees and expenses of the Trustees based upon asset size.

Officers of the Trust receive no compensation from the Fund, although they may be reimbursed for reasonable out-of-pocket travel expenses for attending Board meetings.

Trustee Compensation

Information regarding compensation paid to the Trustees is shown below.

Name of Trustee	Aggregate Compensation from the Fund* ($)	Total Pension or Retirement Benefits Paid as Part of Fund Expenses* ($)	Total Compensation from Legg Mason Funds Complex Paid to Trustee** ($)
Independent Trustees:
Paul R. Ades	14	None	303,000
Andrew L. Breech	15	None	278,000
Dwight B. Crane	16	None	320,500
Althea L. Duersten	14	None	305,500
Frank G. Hubbard	14	None	295,500
Howard J. Johnson	16	None	338,000
Jerome H. Miller	14	None	308,000
Ken Miller	14	None	305,500
John J. Murphy	14	None	303,000
Thomas F. Schlafly	14	None	293,000

Interested Trustee:
Jane Trust†	None	None	None

*	Information is for the fiscal year ended July 31, 2018.
**	Information is for the calendar year ended December 31, 2017.
†	Ms. Trust is not compensated for her services as a Trustee because of her affiliations with the Manager.

INVESTMENT MANAGEMENT AND SERVICE PROVIDER INFORMATION

Manager

The Manager, a limited liability company organized under the laws of the State of Delaware, serves as investment manager to the Fund and provides administrative and certain oversight services to the Fund, pursuant to an investment management agreement (the “Management Agreement”). The Manager has offices at 620 Eighth Avenue, New York, New York, 10018 and also serves as the investment manager of other Legg Mason Funds. The Manager is a wholly-owned subsidiary of Legg Mason, a Maryland corporation. Legg Mason, whose principal executive offices are at 100 International Drive, Baltimore, Maryland 21202, is a global asset management company.

The Manager is responsible for managing the fund consistent with the 1940 Act, the Code, the Fund’s investment objective, policies and restrictions described in the Prospectus and this SAI and in accordance with any exemptive orders issued by the SEC applicable to the Fund and any SEC staff no-action letters applicable to the Fund. Pursuant to the Management Agreement and subject to the general supervision of the Board, the Manager provides or causes to be furnished all investment management, supervisory, administrative and other services reasonably necessary for the operation of the fund, including: custodians; audit; portfolio accounting; legal; transfer agency and registrar; securities lending; index calculation, maintenance and dissemination; depository; accounting services; indicative optimized portfolio value calculation; printing costs; insurance; certain distribution services (provided pursuant to a separate distribution agreement); and investment advisory services (provided pursuant to separate subadvisory agreements), under what is essentially an all-in fee or a unitary structure. The Fund bears other expenses which are not covered under the respective Management Agreement that may vary and will affect the total level of expenses paid by the fund, such as taxes and governmental fees, transaction expenses, costs of borrowing money (including interest expenses), future 12b-1 fees (if any), acquired fund fees and expenses and extraordinary expenses (such as litigation and indemnification expenses). The Manager may earn a profit on the fees charged under the Management Agreement and would benefit from any price decreases in third-party services covered by the Management Agreement, including decreases resulting from an increase in net assets.

The Manager is permitted to enter into contracts with subadvisers or subadministrators, subject to the Board’s approval and to the extent permitted by any exemptive orders or SEC staff no action letters applicable to the Fund. The Manager has entered into subadvisory arrangements, as described below.

The Management Agreement provides that the Manager, its affiliates performing services contemplated by the Management Agreement, and the partners, shareholders, directors, officers and employees of the Manager and such affiliates, will not be liable for any error of judgment or mistake of law, for any loss arising out of any investment, or for any act or omission in the execution of securities transactions for the fund, but the Manager is not protected against any liability to the Fund to which the Manager would be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the Management Agreement.

After the initial term of two years, the Management Agreement will continue in effect from year to year, provided its continuance is specifically approved at least annually with respect to the fund (a) by the Board or by a 1940 Act Vote, and (b) in either event, by a majority of the Independent Trustees with such Independent Trustees casting votes in person at a meeting called for such purpose.

The Board or a majority of the outstanding voting securities of the fund (as defined in the 1940 Act) may terminate the Management Agreement, without penalty, on not more than 60 days’ nor less than 30 days’ written notice to the Manager. The Manager may terminate the Management Agreement, without penalty, upon not less than 90 days’ written notice to the Fund. The Management Agreement may be terminated immediately upon the mutual written consent of all parties to the Agreement. In addition, the Management Agreement terminates automatically upon its assignment.

For its services under the Fund’s Management Agreement, the Manager receives an investment management fee that is calculated daily and payable monthly according to the following schedule:

Investment Management Fee Rate (% of Average Daily Net Assets)
0.60

The table below sets forth the management fees paid by the Fund to the Manager (waived/reimbursed amounts are in parentheses), with respect to the fiscal periods indicated:

For the Fiscal Period Ended July 31,	Gross Management Fees ($)	Management Fees Waived/Expenses Reimbursed ($)	Net Management Fees (After Waivers/Expense Reimbursements) ($)
2018	18,202	0	18,202
2017	789	0	789

Subadviser

Royce & Associates, LP serves as the subadviser to the Fund (the “Subadviser”) pursuant to a subadvisory agreement between the Manager and the Subadviser (the “Subadvisory Agreement”). The Subadviser has offices at 745 Fifth Avenue, New York, NY 10151. The Subadviser is a majority-owned subsidiary of Legg Mason.

Under the Subadvisory Agreement, subject to the supervision of the Board and the Manager, the Subadviser regularly provides with respect to the portion of the Fund’s assets allocated to it by the Manager, investment research, advice, management and supervision; furnishes a continuous investment program for the allocated assets consistent with the Fund’s investment objectives, policies and restrictions; and places orders pursuant to its investment determinations. The Subadviser may delegate to companies that the Subadviser controls, is controlled by, or is under common control with, certain of the Subadviser’s duties under a Subadvisory Agreement, subject to the Subadviser’s supervision, provided the Subadviser will not be relieved of its duties or obligations under the Subadvisory Agreement as a result of any delegation.

As compensation for its services, the Manager pays to the Subadviser a fee equal to 90% of the management fee paid to the Manager by the Fund, net of (i) all fees and expenses incurred by the Manager under the Management Agreement (including without limitation any subadvisory fee paid to another subadviser to the Fund) and (ii) expense waivers and reimbursements.

Western Asset Management Company, LLC, organized under the laws of the State of California, (“Western Asset” and together with the Subadviser, the “Subadviser”) manages the portion of the Fund’s cash and short-term instruments allocated to it pursuant to a separate subadvisory agreement between the Manager and Western Asset (the “Western Asset Agreement” and together with the Subadvisory Agreement, the “Subadvisory Agreement”). Western Asset, established in 1971, has offices at 385 East Colorado Boulevard, Pasadena, California 91101 and 620 Eighth Avenue, New York, New York 10018. Western Asset acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. Western Asset is a wholly-owned subsidiary of Legg Mason. Under the Western Asset Agreement, Western Asset is responsible, subject to the general supervision of the Manager and the Board, for the management of the portion of the Fund’s cash and short term instruments allocated to it. For Western Asset’s services to the Fund, the Manager, not the Fund, pays Western Asset 0.02% of the portion of the Fund’s average daily net assets that are allocated to Western Asset by the Manager, net of expense waivers, if any, and reimbursements.

The Subadvisory Agreement will continue in effect for its initial term and thereafter from year to year provided such continuance is specifically approved at least annually (a) by the Board or by a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act), and (b) in either event, by a majority of the Independent Trustees with such Independent Trustees casting votes in person at a meeting called for such purpose. The Board or a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) may terminate the Subadvisory Agreement without penalty, in each case on not more than 60 days’ nor less than 30 days’ written notice to the Subadviser. The Subadviser may terminate the respective Subadvisory Agreement, on 90 days’ written notice to the Fund and the Manager. Each Subadvisory Agreement may be terminated upon the mutual written consent of the Manager and the Subadviser. The Subadvisory Agreement will terminate automatically in the event of assignment (as defined in the 1940 Act) by the applicable Subadviser, and shall not be assignable by the Manager without the consent of the Subadviser.

The Subadvisory Agreement provides that the Subadviser, its affiliates performing services contemplated by the Subadvisory Agreement, and the partners, shareholders, directors, officers and employees of the Subadviser and such affiliates will not be liable for any error of judgment or mistake of law, or for any loss arising out of any investment, or for any act or omission in the execution of securities transactions for the Fund, but the Subadviser is not protected against any liability to the Fund or the Manager to which the Subadviser would be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the Subadvisory Agreement.

Expenses

In addition to amounts payable under the Management Agreement, the Fund is responsible for the following expenses: taxes and governmental fees; costs (including brokerage commissions, transaction fees or charges, if any, or Acquired Fund Fees and Expenses as such term is defined in Form N-1A as the same may be amended from time to time) in connection with the creation and redemption transactions of the Fund’s shares and purchases and sales of the Fund’s securities and other investments and losses in connection therewith; costs of borrowing money, including interest expenses; and litigation expenses and any non-recurring or extraordinary expenses as may arise, including, without limitation, those relating to actions, suits or proceedings to which the fund is a party and any legal obligation which the Fund may have to indemnify the Fund’s Trustees and officers with respect thereto.

Management may agree to implement an expense cap, waive fees and/or reimburse operating expenses. Any such waived fees and/or reimbursed expenses are described in the Fund’s Prospectus. The expense caps and waived fees and/or reimbursed expenses do not cover extraordinary expenses, such as (a) any expenses or charges related to litigation, derivative actions, demand related to litigation, regulatory or other government investigations and proceedings, “for cause” regulatory inspections and indemnification or advancement of related expenses or costs, to the extent any such expenses are considered extraordinary expenses for the purposes of fee disclosure in Form N-1A as the same may be amended from time to time; (b) transaction costs (such as brokerage commissions and dealer and underwriter spreads) and taxes; and (c) other extraordinary expenses as determined for the purposes of fee disclosure in Form N-1A, as the same may be amended from time to time. Without limiting the foregoing, extraordinary expenses are generally those that are unusual or expected to recur only infrequently, and may include such expenses, by way of illustration, as (i) expenses of the reorganization, restructuring, redomiciling or merger of the Fund or the acquisition of all or substantially all of the assets of another fund; (ii) expenses of holding, and soliciting proxies for, a meeting of shareholders of the Fund (except to the extent relating to routine items such as the election of Trustees or the approval of the independent registered public accounting firm); and (iii) expenses of converting to a new custodian, transfer agent or other service provider, in each case to the extent any such expenses are considered extraordinary expenses for the purposes of fee disclosure in Form N-1A as the same may be amended from time to time.

In order to implement an expense limitation, the Manager will, as necessary, waive management fees or reimburse operating expenses. However, the Manager is permitted to recapture amounts waived or reimbursed by the manager to the Fund during the same fiscal year if the Fund’s total annual fund operating expenses have fallen to a level below the expense limitation shown in the Fund’s Prospectus. In no case will the Manager recapture any amount that would result, on any particular business day of the Fund, in the Fund’s total annual fund operating expenses exceeding such expense limitation or any lower limit then in effect.

Portfolio Managers

Other Accounts Managed by the Portfolio Managers

The table below identifies the portfolio managers, the number of accounts (other than the Fund) for which the portfolio managers have day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance are also indicated, as applicable. Unless noted otherwise, all information is provided as of July 31, 2018.

Portfolio Managers	Type of Account	Number of Accounts Managed	Total Assets Managed (Billions) ($)	Number of Accounts Managed for which Advisory Fee is Performance-Based	Assets Managed for which Advisory Fee is Performance-Based (Billions) ($)
George Necakov	Registered Investment Companies	1	2.234	0	0
	Other Pooled Investment Vehicles	1	0.084	0	0
	Other Accounts	0	0	0	0

Michael Connors	Registered Investment Companies	0	0	0	0
	Other Pooled Investment Vehicles	0	0	0	0
	Other Accounts	0	0	0	0

Portfolio Manager Compensation Structure

The Subadviser seeks to maintain a compensation program that is competitively positioned to attract and retain high caliber investment professionals. All portfolio managers receive from the Subadviser a base salary, Portfolio-Related Variable Compensation, Firm-Related Variable Compensation based primarily on registered investment company and other client account revenues generated by the Subadviser and a benefits package. Portfolio manager compensation is reviewed and may be modified from time to time as appropriate to reflect changes in the market, as well as to adjust the factors used to determine variable compensation. Except as described below, each portfolio manager’s compensation consists of the following elements:

•

Base Salary. Each portfolio manager is paid a base salary. In setting the base salary, the Subadviser seeks to be competitive in light of the particular portfolio manager’s experience and responsibilities.

•

Portfolio-Related Variable Compensation. Each portfolio manager receives quarterly Portfolio-Related Variable Compensation that is revenue-based and therefore in part based on the value of the net assets of the account for which he or she is being compensated, determined with reference to each of the registered investment company and other client accounts they are managing.

•	Firm-Related Variable Compensation. Portfolio managers receive quarterly variable compensation based on the Subadviser’s net revenues.

•

Benefit Package. Portfolio managers also receive benefits standard for all of the Subadviser’s employees, including health care and other insurance benefits, and participation in the Subadviser’s 401(k) Plan and Money Purchase Pension Plan. From time to time, on a purely discretionary basis, portfolio managers may also receive options to acquire stock in the Subadviser’s parent company, Legg Mason. Those options typically represent a relatively small portion of a portfolio manager’s overall compensation.

Potential Conflicts of Interest

Potential conflicts of interest may arise when the Fund’s portfolio managers also have day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the Fund’s portfolio managers.

The Subadviser and the Fund have adopted compliance policies and procedures that are designed to address various conflicts of interest that may arise for the Subadviser and the individuals that each employs, including trade allocation procedures that are designed to facilitate the fair allocation of investment opportunities among multiple funds and accounts. There is no guarantee, however, that the policies and procedures adopted by the Subadviser and the Fund will be able to detect and/or prevent every situation in which an actual or potential conflict may appear. These potential conflicts include:

Allocation of Investment Opportunities. If a portfolio manager identifies an investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund’s ability to take full advantage of the investment opportunity. The Subadviser has adopted policies and procedures to ensure that all accounts, including the Fund, are treated equitably.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Selection of Broker/Dealers. In addition to executing trades, some broker/dealers provide brokerage and research services (as those terms are defined in Section 28(e) of the 1934 Act), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others. For this reason, the Subadviser has formed a brokerage committee that reviews, among other things, the allocation of brokerage to broker/dealers, best execution and soft dollar usage.

Portfolio Managers Securities Ownership

The table below identifies ownership of equity securities of the Fund by the portfolio managers responsible for the day-to-day management of the Fund as of July 31, 2018.

Portfolio Managers	Dollar Range of Ownership of Securities ($)
George Necakov	Over 1,000,000
Michael Connors	100,001-500,000

Custodian and Transfer Agent

The Fund has entered into an agreement with The Bank of New York Mellon (“BNY Mellon”), 225 Liberty Street, New York, New York 10286, to serve as custodian of the Fund. BNY Mellon, among other things, maintains a custody account or accounts in the name of the Fund, receives and delivers all assets for the Fund upon purchase and upon sale or maturity, collects and receives all income and other payments and distributions on account of the assets of the Fund and makes disbursements on behalf of the Fund. BNY Mellon neither determines the Fund’s investment policies nor decides which securities the Fund will buy or sell. For its services, BNY Mellon receives a monthly fee based upon the daily average market value of securities held in custody and also receives securities transaction charges, including out-of-pocket expenses. The Fund may also periodically enter into arrangements with other qualified custodians with respect to certain types of securities or other transactions such as repurchase agreements or derivatives transactions. BNY Mellon may also act as the Fund’s securities lending agent and in that case would receive a share of the income generated by such activities.

The Trust has also entered into an agreement with BNY Mellon to serve as transfer agent to the Fund. Under its transfer agency agreement with the Trust, BNY Mellon provides the following services with respect to the Fund: (i) performing and facilitating the performance of purchases and redemptions of Creation Units, (ii) preparing and transmitting by means of DTC’s book-entry system payments for dividends and distributions declared by the Fund on or with respect to fund shares, (iii) preparing and delivering reports, information and documents as specified in the agreement, (iv) performing the customary services of a transfer agent and dividend disbursing agent, and (v) rendering certain other miscellaneous services as specified in the transfer agency agreement or as otherwise agreed upon.

Fund Counsel

Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019, serves as legal counsel to the Trust and the Fund.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP, 100 East Pratt Street, Suite 2600, Baltimore, MD 21202 serves as the Fund’s independent registered public accounting firm.

KPMG LLP, located at 345 Park Avenue, New York, New York 10154, were the independent registered public accountants for the fund for the fiscal year ended July 31, 2017.

EXCHANGE LISTING AND TRADING

A discussion of exchange listing and trading matters associated with an investment in the Fund is contained in the “Shareholder information” section of the Prospectus. The discussion below supplements, and should be read in conjunction with, such section of the Prospectus.

The shares of the Fund are listed for trading on the Exchange. The shares trade on the Exchange at prices that may differ to some degree from their NAV. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of shares of the Fund will continue to be met.

The Exchange may, but is not required to, remove the shares of the Fund from listing if: (1) following the initial twelve-month period beginning upon the commencement of trading of the Fund, there are fewer than 50 beneficial holders of the shares for 30 or more consecutive trading days; (2) the value of its underlying index or portfolio of securities on which the Fund is based is no longer calculated or available; (3) the IIV of the Fund is no longer calculated or available or the Fund’s disclosed portfolio is not made available to all market participants at the same time; (4) the Trust has failed to file any filings required by the SEC or the Exchange is aware that the Trust is not in compliance with the conditions of any exemptive order or no-action relief granted by the SEC to the Trust with respect to the Fund; or (5) such other event shall occur or condition exists that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. In addition, the Exchange will remove the shares of the fund from listing and trading upon termination of the Trust or the Fund.

As in the case of other publicly-traded securities, when you buy or sell shares through a broker, you will incur a brokerage commission determined by that broker.

In order to provide additional information regarding the indicative value of shares of the Fund, the Exchange or a market data vendor disseminates every 15 seconds through the facilities of the Consolidated Tape Association, or through other widely disseminated means, an updated IIV for the fund as calculated by an information provider or market data vendor. The Trust is not involved in or responsible for any aspect of the calculation or dissemination of the IIV and makes no representation or warranty as to the accuracy of the IIV.

The Fund’s IIV is based on a securities component and a cash component which comprises that day’s Fund Deposit (as defined below), as disseminated prior to that Business Day’s (as defined below) commencement of trading. The IIV does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time or the best possible valuation of the current portfolio. Therefore, the IIV should not be viewed as a “real-time” update of the Fund’s NAV, which is computed only once a day. The IIV does not include a reduction for the fees, operating expenses or transaction costs incurred by the Fund. The IIV is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers that may trade in the portfolio securities held by the Fund. The quotations of fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the United States and thus may not reflect the current fair value of those securities.

The cash component included in the IIV consists of estimated accrued interest, dividends and other income, less expenses. If applicable, the Fund’s IIV reflects changes in currency exchange rates between the U.S. dollar and the applicable currency.

The Trust reserves the right to adjust the share prices of the Fund in the future to maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Fund or an investor’s equity interest in the Fund.

The base and trading currencies of the Fund are the U.S. dollar. The base currency is the currency in which the Fund’s NAV per share is calculated and the trading currency is the currency in which shares of the Fund are listed and traded on the Exchange.

CONTINUOUS OFFERING

The method by which Creation Units are created and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the fund on an ongoing basis, at any point a “distribution,” as such term is used in the 1933 Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the 1933 Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the distributor, breaks them down into constituent shares and sells such shares directly to customers or if it chooses to couple the creation of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the 1933 Act must take into account all of the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in shares, whether or not participating in the distribution of shares, generally are required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3) of the 1933 Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. Firms that incur a prospectus delivery obligation with respect to shares of the Fund are reminded that, pursuant to Rule 153 under the 1933 Act, a prospectus delivery obligation under Section 5(b)(2) of the 1933 Act owed to an exchange member in connection with a sale on the Exchange generally is satisfied by the fact that the prospectus is available at the Exchange upon request. The prospectus delivery mechanism provided in Rule 153 is available only with respect to transactions on an exchange.

BOOK ENTRY ONLY SYSTEM

DTC acts as securities depositary for the shares. Shares of the Fund are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC. Certificates will not be issued for shares.

DTC, a limited-purpose trust company, was created to hold securities of participants of DTC (the “DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the NYSE and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).

Beneficial ownership of shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in shares (owners of such beneficial interests are referred to herein as “beneficial owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and beneficial owners that are not DTC Participants). Beneficial owners will receive from or through the DTC Participant a written confirmation relating to their purchase of shares.

Conveyance of all notices, statements and other communications to beneficial owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the shares holdings of each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of beneficial owners holding shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such beneficial owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all shares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in shares as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and beneficial owners of shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspects of the records relating to or notices to beneficial owners, or payments made on account of beneficial ownership interests in such shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and beneficial owners owning through such DTC Participants.

DTC may determine to discontinue providing its service with respect to the shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law.

Under such circumstances, the Trust shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such a replacement is unavailable, to issue and deliver printed certificates representing ownership of shares, unless the Trust makes other arrangements with respect thereto satisfactory to the Exchange.

CREATIONS AND REDEMPTIONS

The Trust issues and sells shares of the Fund only in Creation Units on a continuous basis through the Distributor, without a sales load, at the NAV next determined after receipt of an order in proper form as described in the Participant Agreement (as defined below), on any Business Day (as defined below). The number of shares comprising a Creation Unit is set forth in the chart below:

Creation Unit Size
50,000

In its discretion, the Manager reserves the right to increase or decrease the number of the Fund’s shares that constitutes a Creation Unit. The Board reserves the right to declare a split or a consolidation in the number of shares outstanding of the Fund, and to make a corresponding change in the number of shares constituting a Creation Unit, in the event that the per share price in the secondary market rises (or declines) to an amount that falls outside the range deemed desirable by the Board.

A “Business Day” with respect to the Fund is each day the Trust is open, including any day that the Fund is required to be open under Section 22(e) of the 1940 Act, which excludes weekends and the following holidays (or the days on which they are observed): New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Orders from Authorized Participants to create or redeem Creation Units will only be accepted on a Business Day.

Fund Deposit

The consideration for purchase of Creation Units consists of Deposit Securities and cash under limited circumstances. The Deposit Securities will correspond pro rata to the positions in the Fund’s portfolio (including cash positions) except (a) in the case of bonds, for minor differences when it is impossible to break up bonds beyond certain minimum sizes needed for transfer and settlement; (b) for minor differences when rounding is necessary to eliminate fractional shares or lots that are not tradeable round lots; or (c) To Be Announced (“TBA”) transactions, short positions, derivatives and other positions that cannot be transferred in kind (d) to the extent the Fund determines, on a given Business Day, to use a representative sampling of the Fund’s portfolio; or (e) for temporary periods, to effect changes in the Fund’s portfolio as a result of the rebalancing of its Underlying Index (a “Rebalancing”). The Fund may only use sampling for this purpose if the sample: (i) is designed to generate performance that is highly correlated to the performance of the Fund’s portfolio; (ii) consists entirely of instruments that are already included in the Fund’s portfolio; and (iii) is the same for all Authorized Participants on a given Business Day. If there is a difference between the NAV attributable to a Creation Unit and the aggregate market value of the Deposit Securities or Redemption Securities (as defined below) exchanged for the Creation Unit, the party conveying the instruments with the lower value will pay to the other an amount in cash equal to that difference (the “Cash Component”). Together, the Deposit Securities and Cash Component constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit of the Fund. Except when the Fund is Rebalancing, the Deposit Securities and the securities that will be delivered in an in-kind transfer in a redemption (“Redemption Securities”) will be identical.

Purchases and redemptions of Creation Units may be made in whole or in part on a cash basis, rather than in kind, solely under the following circumstances: (a) to the extent there is a Cash Component, as described above; (b) if, on a given Business Day, the Fund announces before the open of trading that all purchases, all redemptions or all purchases and redemptions on that day will be made entirely in cash; (c) if, upon receiving a purchase or redemption order from an Authorized Participant, the Fund determines to require the purchase or redemption, as applicable, to be made entirely in cash; (d) if, on a given Business Day, the Fund requires all Authorized Participants purchasing or redeeming shares on that day to deposit or receive (as applicable) cash in lieu of some or all of the Deposit Securities or Redemption Securities, respectively, solely because: (i) such instruments are not eligible for transfer either through the NSCC process or DTC process; or (ii) in the case of the Fund holding

non-U.S. investments, such instruments are not eligible for trading due to local trading restrictions, local restrictions on securities transfers or other similar circumstances; or (e) if the fund permits an Authorized Participant to deposit or receive (as applicable) cash in lieu of some or all of the Deposit Securities or Redemption Securities, respectively, solely because: (i) such instruments are, in the case of the purchase of a Creation Unit, not available in sufficient quantity; (ii) such instruments are not eligible for trading by an Authorized Participant or the investor on whose behalf the Authorized Participant is acting; or (iii) a holder of shares of the Fund holding non-U.S. investments would be subject to unfavorable income tax treatment if the holder receives redemption proceeds in kind. A purchase or redemption of shares made in whole or in part on a cash basis in reliance on (e)(i) or (e)(ii) is known as a “Custom Order.”

The Fund will cause to be published through the NSCC, on each Business Day, prior to the opening of trading on the Exchange (currently 9:30 a.m., Eastern time), the identity and the required number of each Deposit Security and the amount of the Cash Component (if any) to be included in the current Fund Deposit (based on information at the end of the previous Business Day).

Procedures for Creating Creation Units

To be eligible to place orders with the Distributor and to create a Creation Unit of the Fund, an entity must have executed an agreement with the Distributor, subject to acceptance by the Transfer Agent, with respect to creations and redemptions of Creation Units (“Participant Agreement”) (discussed below). Each such entity must be either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System (the “Clearing Process”) of the NSCC, a clearing agency that is registered with the SEC; or (ii) a DTC Participant. Any entity that has executed a Participant Agreement is referred to as an “Authorized Participant.” All shares of the Fund, however created, will be entered on the records of DTC in the name of its nominee for the account of a DTC Participant.

The date on which an order to create Creation Units (or an order to redeem Creation Units, as discussed below) is placed is referred to as the “Transmittal Date.” Subject to the terms of the Participant Agreement, all orders to create Creation Units of the Fund must be received by the Distributor no later than the closing time of the regular trading session of the NYSE (“Closing Time”) (ordinarily 4:00 p.m., Eastern time) on the Transmittal Date to be effected based on the NAV of shares as next determined after receipt of an order in proper form on the Transmittal Date.

Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement. Economic or market disruptions or changes, or telephone or other communication failure may impede the ability to reach the Distributor or an Authorized Participant. The Fund reserves the absolute right to reject a purchase order (see “Acceptance of Creation Orders”).

All investor orders to create Creation Units shall be placed with an Authorized Participant in the form required by such Authorized Participant. In addition, an Authorized Participant may request that an investor make certain representations or enter into agreements with respect to an order (to provide for payments of cash). Investors should be aware that their particular broker may not have executed a Participant Agreement and, therefore, orders to create Creation Units of the Fund will have to be placed by the investor’s broker through an Authorized Participant. In such cases, there may be additional charges to such investor.

Creation Units may be created in advance of the receipt by the Fund of all or a portion of the Fund Deposit. In such cases, the Authorized Participant will remain liable for the full deposit of the missing portion(s) of the Fund Deposit and will be required to post collateral with the Fund consisting of cash in an amount not less than 105% of the marked-to-market value of such missing portion(s). The Fund may use such collateral to buy the missing portion(s) of the Fund Deposit at any time and will subject such Authorized Participant to liability for any shortfall between the cost to the Fund of purchasing such securities and the value of such collateral. The

Fund will have no liability for any such shortfall. The Fund will return any unused portion of the collateral to the Authorized Participant once the entire Fund Deposit has been properly received by the Distributor and deposited into the Fund.

Orders for creation that are effected outside the Clearing Process are likely to require transmittal by the DTC Participant earlier on the Transmittal Date than orders effected using the Clearing Process. Those persons placing orders outside the Clearing Process should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating such transfer of Deposit Securities and Cash Component.

Subject to the conditions that (i) a properly completed irrevocable purchase order has been submitted by the Authorized Participant (either on its own or another investor’s behalf) not later than the Closing Time on the Transmittal Date and (ii) arrangements satisfactory to the Fund are in place for payment of the Cash Component and any other cash amounts which may be due, the Fund will accept the order, subject to its right (and the right of the Distributor and the Manager) to reject any order not submitted in proper form. A Creation Unit of the Fund will not be issued until the transfer of good title to the Fund of the Deposit Securities and the payment of the Cash Component have been completed. Notwithstanding the foregoing, to the extent contemplated by a Participant Agreement, Creation Units will be issued to an Authorized Participant notwithstanding the fact that the corresponding Fund Deposits have not been received in part or in whole, in reliance on the undertaking of such Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by such Authorized Participant’s delivery and maintenance of collateral. The Participant Agreement will permit the Fund to use such collateral to buy the missing Deposit Securities at any time and will subject the Authorized Participant to liability for any shortfall between the cost to the Fund of purchasing such securities and the value of the collateral.

Placement of Creation Orders Outside the Clearing Process

Authorized Participants making payment for orders of Creation Units of shares of the Fund must have international trading capabilities and must effect such transactions “outside” the NSCC Clearing Process. Once the Custodian has been notified of an order to purchase, it will provide such information to the relevant sub-custodian(s) of the Fund. The Custodian shall cause the sub-custodian(s) of the Fund to maintain an account into which the Authorized Participant shall deliver, on behalf of itself or the party on whose behalf it is acting, the Fund Deposit. Deposit Securities must be maintained by the applicable local sub-custodian(s). Following the notice of intention, an irrevocable order to purchase Creation Units, in the form required by the Fund, must be received by the Distributor, as principal underwriter, from an Authorized Participant on its own or another investor’s behalf by the Closing Time on the Transmittal Date.

The Trust must also receive, on or before the contractual settlement date, immediately available or same day funds estimated by the Custodian to be sufficient to pay the Cash Component next determined after receipt in proper form of the purchase order, together with the creation transaction fee described below.

Acceptance of Creation Orders

The Fund and the Distributor reserve the absolute right to reject or revoke acceptance of a creation order transmitted to it in respect to the Fund, for example, if: (i) the order is not in proper form; (ii) the investor(s), upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of the Fund; (iii) acceptance of the Fund Deposit would have certain adverse tax consequences to the Fund; (iv) acceptance of the Fund Deposit would, in the opinion of the Fund, be unlawful; (v) acceptance of the Fund Deposit would otherwise, in the discretion of the Fund or the Manager, have an adverse effect on the Fund or the rights of beneficial owners of the Fund; or (vi) in the event that circumstances outside the control of the Fund make it for all practical purposes impossible to process creation orders. Examples of such circumstances include acts of God; public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, facsimile and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Fund, the Manager, the Subadviser, the Custodian, the Distributor, DTC, NSCC’s Continuous Net Settlement System, Federal Reserve, the Transfer Agent or any other participant in the creation process, and other extraordinary events. The Distributor shall notify the Authorized Participant acting on behalf of the creator of a Creation Unit of its rejection of the order of such person. The Fund, the Transfer Agent and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall any of them incur any liability for the failure to give any such notification.

All questions as to the number of shares of Deposit Securities and the validity, form, eligibility, and acceptance for deposit of any securities to be delivered and the amount and form of the Cash Component, as applicable, shall be determined by the Fund, and the Fund’s determination shall be final and binding.

Creation Transaction Fee

The Fund imposes a creation transaction fee as listed in the table below on each creation transaction regardless of the number of Creation Units purchased in the transaction.

Creation Transaction Fee ($)
550.00

In the case of cash creations or where the Fund permits a creator to substitute cash in lieu of depositing a portion of the Deposit Securities, the creator may be assessed an additional variable charge of up to 2.0% of the value of a Creation Unit to compensate the Fund for the costs associated with purchasing the applicable securities.

As a result, in order to seek to replicate the in-kind creation order process, the Fund expects to purchase, in the secondary market or otherwise gain exposure to, the portfolio securities that could have been delivered as a result of an in-kind creation order pursuant to local law or market convention, or for other reasons (“Market Purchases”). In such cases where the Fund makes Market Purchases, the Authorized Participant will reimburse the Fund for, among other things, any difference between the market value at which the securities and/or financial instruments were purchased by the Fund and the cash in lieu amount (which amount, at the Manager’s discretion, may be capped), applicable registration fees, brokerage commissions and certain taxes. The Manager may adjust the transaction fee to the extent the composition of the Deposit Securities changes or cash in lieu is added to the Cash Component to protect ongoing shareholders. Creators of Creation Units are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Fund.

Redemption of Creation Units

Shares may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form on a Business Day and only through an Authorized Participant. Redemption orders for Creation Units in the Fund must be received by the Distributor in proper form no later than the Closing Time on the Transmittal Date to receive the net asset value on the same Transmittal Date.

The Fund will not redeem shares in amounts less than Creation Units (except the Fund may redeem shares in amounts less than a Creation Unit in the event the Fund is being liquidated or for other extraordinary purposes, such as a merger). Beneficial owners must accumulate enough shares in the secondary market to constitute a Creation Unit in order to have such shares redeemed by the Trust. However, only Authorized Participants can trade directly with the Fund. There can be no assurance that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Authorized Participants should expect to incur brokerage and other costs in connection with assembling a sufficient number of shares to constitute a Creation Unit. All redemptions are subject to the procedures contained in the applicable Participant Agreement.

The Fund is responsible for making available, through the NSCC, immediately prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern time) on each Business Day, the identity of the Fund’s Redemption Securities and/or an amount of cash that will be applicable to redemption requests received in proper form (as described below) on that day. Except when the Fund is Rebalancing, the Redemption Securities will be identical to the Deposit Securities.

Redemptions of Creation Units may be made in whole or in part on a cash basis, rather than in kind, solely under the following circumstances: (a) to the extent there is a Cash Component; (b) if, on a given Business Day, the Fund announces before the open of trading that all purchases, all redemptions or all purchases and redemptions on that day will be made entirely in cash; (c) if, upon receiving a redemption order from an Authorized Participant, the Fund determines to require the redemption to be made entirely in cash; (d) if, on a given Business Day, the Fund requires all Authorized Participants redeeming shares on that day to receive cash in lieu of some or all of the Redemption Securities, solely because: (i) such instruments are not eligible for transfer either through the NSCC or DTC; or (ii) in the case of funds holding non-U.S. investments, such instruments are not eligible for trading due to local trading restrictions, local restrictions on securities transfers or other similar circumstances; or (e) if the Fund permits an Authorized Participant to receive cash in lieu of some or all of the Redemption Securities solely because: (i) such instruments are not eligible for trading by an Authorized Participant or the investor on whose behalf the Authorized Participant is acting; or (ii) a holder of shares of a fund holding non-U.S. investments would be subject to unfavorable income tax treatment if the holder receives redemption proceeds in kind.

An Authorized Participant, or a beneficial owner of shares for which it is acting, subject to a legal restriction with respect to a particular security included in the redemption of a Creation Unit may be paid an equivalent amount of cash. This would specifically prohibit delivery of Redemption Securities that are not registered in reliance upon Rule 144A under the 1933 Act to a redeeming beneficial owner of shares that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the 1933 Act. The Authorized Participant may request the redeeming beneficial owner of the shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment.

The right of redemption may be suspended or the date of payment postponed with respect to the Fund: (i) for any period during which the Exchange is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the Exchange is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal of the shares of the Fund or determination of the Fund’s NAV is not reasonably practicable; or (iv) in such other circumstances as permitted by the SEC.

Redemption Transaction Fee

The Fund imposes a redemption transaction fee as listed in the table below on each redemption transaction regardless of the number of Creation Units being redeemed in the transaction.

Redemption Transaction Fee ($)
550.00

An additional variable charge of up to 2.0% of the value of a Creation Unit for cash redemptions or partial cash redemptions (when cash redemptions are permitted or required for the Fund) may also be imposed to compensate the Fund for the costs associated with selling the applicable securities.

In order to seek to replicate the in-kind redemption order process, the Fund expects to sell, in the secondary market, the portfolio securities or settle any financial instruments that may not be permitted to be re-registered in the name of the Authorized Participant as a result of an in-kind redemption order pursuant to local law or market convention, or for other reasons (“Market Sales”). In such cases where the Fund makes Market Sales, the

Authorized Participant will reimburse the Fund for, among other things, any difference between the market value at which the securities and/or financial instruments were sold or settled by the Fund and the cash in lieu amount (which amount, at the Manager’s discretion, may be capped), applicable registration fees, brokerage commissions and certain taxes (“Transaction Costs”). The Manager may adjust the transaction fee to the extent the composition of the Redemption Securities changes or cash in lieu is added to the Cash Component to protect ongoing shareholders. In no event will fees charged by the Fund in connection with a redemption exceed 2% of the value of each Creation Unit. Investors who use the services of a broker or other such intermediary may be charged a fee for such services. To the extent the Fund cannot recoup the amount of Transaction Costs incurred in connection with a redemption from the redeeming shareholder because of the 2% cap or otherwise, those Transaction Costs will be borne by the Fund’s remaining shareholders and negatively affect the Fund’s performance.

Placement of Redemption Orders Outside the Clearing Process

Arrangements satisfactory to the Fund must be in place for the Authorized Participant to transfer the Creation Units through DTC on or before the contractual settlement date. Redemptions of shares for Redemption Securities will be subject to compliance with applicable U.S. federal and state securities laws and the Fund (whether or not it otherwise permits or requires cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Fund could not lawfully deliver specific Redemption Securities upon redemptions or could not do so without first registering the Deposit Securities under such laws.

In connection with taking delivery of shares for Redemption Securities upon redemption of Creation Units, a redeeming shareholder or entity acting on behalf of a redeeming shareholder must maintain appropriate custody arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction in which any of the Redemption Securities are customarily traded, to which account such Redemption Securities will be delivered. If neither the redeeming shareholder nor the entity acting on behalf of a redeeming shareholder has appropriate arrangements to take delivery of the Redemption Securities in the applicable foreign jurisdiction and it is not possible to make other such arrangements, or if it is not possible to effect deliveries of the Redemption Securities in such jurisdictions, the Fund may, in its discretion, exercise its option to redeem such shares in cash, and the redeeming shareholder will be required to receive its redemption proceeds in cash.

DETERMINATION OF NET ASSET VALUE

The net asset value per share of the Fund is calculated on each day, Monday through Friday, except days on which the NYSE is closed. As of the date of this SAI, the NYSE is normally open for trading every weekday except in the event of an emergency or for the following holidays (or the days on which they are observed): New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Please see the Prospectus for a description of the procedures used by the Fund in valuing its assets.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Portfolio Transactions

Pursuant to the Subadvisory Agreement and subject to the general supervision of the Board and in accordance with the Fund’s investment objectives and strategies, the Subadviser is responsible for the execution of the Fund’s portfolio transactions with respect to assets allocated to the Subadviser. The Subadviser is authorized to place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it.

In certain instances, there may be securities that are suitable as an investment for the Fund as well as for one or more of the other clients of the Subadviser. Investment decisions for the Fund and for the Subadviser’s other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. When Royce is purchasing or selling the same security for more than one Royce account managed by the same primary portfolio manager on the same trading day, Royce generally seeks to average the transactions as to price and allocate them as to amount in a manner believed by Royce to be equitable to each Royce account. Such purchases and sales of the same security are generally effected pursuant to Royce’s Trade Allocation Guidelines and Procedures. Although the Royce’s portfolio managers generally pre-allocate the majority of the purchase or sale orders to one or more client accounts under such Guidelines and Procedures, Royce may place and execute unallocated orders with broker-dealers during the trading day and then allocate the securities purchased or sold in such transactions to one or more of Royce’s accounts at or shortly following the close of trading, generally using the average net price obtained by accounts with the same primary portfolio manager. Royce does such allocations based on a number of judgmental factors that it believes should result in fair and equitable treatment to those of its accounts for which the securities may be deemed suitable. It is recognized that in some cases this system could adversely affect the price of or the size of the position obtainable in a security for the Fund. When purchases or sales of the same security for the Fund and for other portfolios managed by the Subadviser occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large volume purchases or sales. In addition, on a limited, infrequent basis, and in accordance with its written procedures, the Royce may change initial allocations from one Royce client account to another Royce client account when: (i) it is determined that a security is unsuitable or inappropriate for a particular Royce client account in the original allocation; (ii) there is a lack of cash in a Royce client account to whom a security is initially allocated; (iii) there is a client-imposed restriction on the purchase of the security being allocated; or (iv) the portfolio manager has decided to change his initial allocation for some other reason.

Transactions on stock exchanges and other agency transactions involve the payment of negotiated brokerage commissions by the Fund. Transactions in foreign securities often involve the payment of brokerage commissions that may be higher than those in the United States. Fixed income securities are generally traded on a net basis (i.e., without a commission) through dealers acting as principal for their own account and not as brokers. This means that a dealer makes a market for securities by offering to buy at one price and selling the security at a slightly higher price. The difference between the prices is known as a “spread.” Other portfolio transactions may be executed through brokers acting as agents and the Fund will pay a spread or commission in connection with such transactions. The cost of securities purchased from underwriters includes an underwriting commission, concession or a net price. The Fund may also purchase securities directly from the issuer. The aggregate brokerage commissions paid by the Fund for the three most recent fiscal years or periods, as applicable, are set forth below under “Aggregate Brokerage Commissions Paid.”

Brokerage and Research Services

The general policy of the Subadviser in selecting brokers and dealers is to obtain the best results achievable in the context of a number of factors which are considered both in relation to individual trades and broader trading patterns. The Fund may not always pay the lowest commission or spread available. Rather, in placing orders on behalf of the Fund, the Subadviser also takes into account other factors bearing on the overall quality of execution, such as size of the order, difficulty of execution, the reliability of the broker/dealer, the competitiveness of the price and the commission, the research services received and whether the broker/dealer commits its own capital.

In connection with the selection of such brokers or dealers and the placing of such orders, subject to applicable law, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the 1934 Act) to the Fund and/or the other accounts over which the Subadviser or its affiliates exercise investment discretion. The Subadviser is authorized to pay a broker or dealer that provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Subadviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. Investment research services include information and analysis on particular companies and industries as well as market or economic trends and portfolio strategy, market quotations for portfolio evaluations, analytical software and similar products and services. If a research service also assists the Subadviser in a non-research capacity (such as bookkeeping or other administrative functions), then only the percentage or component that provides assistance to the Subadviser in the investment decision making process may be paid in commission dollars. This determination may be viewed in terms of either that particular transaction or the overall responsibilities that the Subadviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Subadviser may also have arrangements with brokers pursuant to which such brokers provide research services to the Subadviser in exchange for a certain volume of brokerage transactions to be executed by such brokers. While the payment of higher commissions increases the Fund’s costs, the Subadviser does not believe that the receipt of such brokerage and research services significantly reduces its expenses as Subadviser. Arrangements for the receipt of research services from brokers may create conflicts of interest.

Research services furnished to the Subadviser by brokers that effect securities transactions for the Fund may be used by the Subadviser in servicing other investment companies and accounts which the Subadviser manages. Similarly, research services furnished to the Subadviser by brokers that effect securities transactions for other investment companies and accounts which the Subadviser manages may be used by the Subadviser in servicing the Fund. Not all of these research services are used by the Subadviser in managing any particular account, including the Fund.

Firms that provide research and brokerage services to the Subadviser may also promote the sale of the Fund or other polled investment vehicles advised by the Subadviser, and the Subadviser and/or its affiliates may separately compensate them for doing so. Such brokerage business is placed on the basis of brokerage and research services provided by the firm and is not based on any sales of the Fund or other pooled investment vehicles advised by the Subadviser.

The Fund contemplates that, consistent with the policy of obtaining the best net results, brokerage transactions may be conducted through “affiliated broker/dealers,” as defined in the 1940 Act. The Fund’s Board has adopted procedures in accordance with Rule 17e-1 under the 1940 Act to ensure that all brokerage commissions paid to such affiliates are reasonable and fair in the context of the market in which such affiliates operate. For the three most recent fiscal periods, the Fund did not pay any brokerage commission to its affiliates.

For the fiscal period ended July 31, 2018, the Fund did not direct any brokerage transactions related to research services and did not pay any brokerage commissions related to research services.

Aggregate Brokerage Commissions Paid

The table below shows the aggregate brokerage commissions paid by the Fund during the periods indicated.

For the Fiscal Period Ended July 31,	Aggregate Brokerage Commissions Paid ($)
2018	3,723
2017	0

Securities of Regular Broker/Dealers

As of July 31, 2018, the Fund did not hold securities issued by its regular broker/dealers.

Portfolio Turnover

For reporting purposes, the Fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. In determining such portfolio turnover, all securities whose maturities at the time of acquisition were one year or less are excluded. A 100% portfolio turnover rate would occur, for example, if all of the securities in the Fund’s investment portfolio (other than short-term money market securities) were replaced once during the fiscal year.

In the event that portfolio turnover increases, this increase necessarily results in correspondingly greater transaction costs which must be paid by the Fund. To the extent the portfolio trading results in realization of net short-term capital gains, shareholders will be taxed on such gains at ordinary tax rates (except shareholders who invest through IRAs and other retirement plans which are not taxed currently on accumulations in their accounts).

Portfolio turnover will not be a limiting factor should the Subadviser deem it advisable to purchase or sell securities.

For the Fiscal Period Ended 2018 (%)	For the Fiscal Period Ended 2017 (%)
80	0

SHARE OWNERSHIP

Principal Shareholders

DTC is the securities depository for the shares of the Trust, and shares of the Fund are registered in the name of DTC or its nominee. Although the Fund does not have information concerning the beneficial ownership of shares held in the names of DTC participants, as of October 22, 2018, the name and percentage ownership of each DTC participant that owned of record 5% or more of the outstanding shares of the Fund were as follows:

Name and Address	Percent of Fund (%)
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	42.83

E Trade Securities, LLC P.O. Box 484 Jersey City, NJ 07303-0484	23.14

RBC Capital Markets, LLC 510 Marquette Ave. South Minneapolis, MN 55402-1110	18.25

National Financial Services, LLC 499 Washington Blvd. Jersey City, NJ 07310	7.47

As of October 22, 2018, the Trustees and officers of the Trust, as a group, owned less than 1% of the outstanding shares of the Fund.

DISTRIBUTOR

Legg Mason Investor Services, LLC, a wholly-owned broker/dealer subsidiary of Legg Mason, located at 100 International Drive, Baltimore, Maryland 21202, serves as the sole and exclusive distributor of the Fund pursuant to a written agreement (the “Distribution Agreement”).

Shares of the Fund are continuously offered by the Distributor only in Creation Units, as described in the Fund’s Prospectus and above in the “Creations and Redemptions” section of this SAI. Fund shares in amounts less than Creation Units are generally not distributed by the Distributor or its agent. The Distributor or its agent will arrange for the delivery of the Fund’s Prospectus and, upon request, this SAI to persons purchasing Creation Units and will maintain records of both orders placed with it or its agents and confirmations of acceptance furnished by it or its agents. The Distributor is a broker-dealer registered under the 1934 Act, and a member of the FINRA. The Distributor is also licensed as a broker-dealer in all fifty U.S. states as well as in Puerto Rico, the U.S. Virgin Islands and the District of Columbia.

The Distribution Agreement is renewable from year to year with respect to the Fund if approved (a) by the Board or by a vote of a majority of the Fund’s outstanding voting securities, and (b) by the affirmative vote of a majority of Trustees who are not parties to such agreement or interested persons of any party by votes cast in person at a meeting called for such purpose.

The Distribution Agreement is terminable with respect to the Fund without penalty by the Board or by vote of a majority of the outstanding voting securities of the Fund, or by the Distributor, on not less than 60 days’ written notice to the other party (unless the notice period is waived by mutual consent). The Distribution Agreement will automatically and immediately terminate in the event of its assignment.

Legg Mason or its affiliates may, from time to time and from their own resources, pay, defray or absorb costs relating to distribution, including payments out of their own resources to the distributor, or to otherwise promote the sale of shares.

Legg Mason and/or its affiliates pay certain broker-dealers, registered investment advisers, banks and other financial intermediaries (“Intermediaries”) for certain activities related to the Fund or exchange-traded products in general. Legg Mason and/or its affiliates make these payments from their own assets and not from the assets of the Fund. Although a portion of Legg Mason’s revenue comes directly or indirectly in part from fees paid by the Fund, these payments do not increase the price paid by investors for the purchase of shares of, or the cost of owning, the Fund. Legg Mason and/or its affiliates make payments for Intermediaries’ participation in activities that are designed to make registered representatives, other professionals and individual investors more knowledgeable about exchange-traded products, including the Fund, or for other activities, such as participation in marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems (“Education Costs”). Legg Mason and/or its affiliates also make payments to Intermediaries for certain printing, publishing and mailing costs associated with the Fund or materials relating to exchange-traded products in general (“Publishing Costs”). In addition, Legg Mason and/or its affiliates make payments to Intermediaries that make shares of the Fund available to their clients, develop new products that feature the Fund or otherwise promote the Fund. Legg Mason and/or its affiliates may also reimburse expenses or make payments from their own assets to Intermediaries or other persons in consideration of services or other activities that Legg Mason and/or its affiliates believe may benefit the exchange-traded products business or facilitate investment in the Fund.

Payments to an Intermediary may be significant to the Intermediary, and amounts that Intermediaries pay to your salesperson or other investment professional may also be significant for your salesperson or other investment professional. Because an Intermediary may make decisions about which investment options it will recommend or make available to its clients or what services to provide for various products based on payments it receives or is eligible to receive, such payments may create conflicts of interest between the Intermediary and its clients and these financial incentives may cause the Intermediary to recommend the Fund over other investments. The same conflicts of interest and financial incentives exist with respect to your salesperson or other investment professional if he or she receives similar payments from his or her Intermediary firm.

Legg Mason and/or its affiliates make Education Costs and Publishing Costs payments to other Intermediaries based on any number of metrics. For example, Legg Mason and/or its affiliates may make payments at year-end or other intervals in a fixed amount, an amount based upon an Intermediary’s services at defined levels or an amount based on the Intermediary’s net sales of one or more funds in a year or other period, any of which arrangements may include an agreed-upon minimum or maximum payment, or any combination of the foregoing. Please contact your salesperson or other investment professional for more information regarding any such payments his or her Intermediary firm may receive. Any payments made by Legg Mason and/or its affiliates to an Intermediary may create the incentive for an Intermediary to encourage customers to buy shares of the Fund.

In addition, Legg Mason and/or its affiliates may enter into other contractual arrangements with Intermediaries that Legg Mason and/or its affiliates believe may benefit the ETF business or facilitate investment in Legg Mason-sponsored ETFs. Such agreements may include payments by Legg Mason and/or its affiliates to such Intermediaries for data collection and provision, technology support, platform enhancement, or co-marketing and cross-promotional efforts. Payments made pursuant to such arrangements may vary in any year and may be different for different Intermediaries. In certain cases, the payments described in the preceding sentence may be subject to certain minimum payment levels. Such payments will not be asset- or revenue-based.

The Fund may participate in certain market maker incentive programs of a national securities exchange in which an affiliate of the Fund would pay a fee to the exchange used for the purpose of incentivizing one or more market makers in the securities of the Fund to enhance the liquidity and quality of the secondary market of securities of the Fund. The fee would then be credited by the exchange to one or more market makers that meet or exceed liquidity and market quality standards with respect to the securities of the Fund. Each market maker incentive program is subject to approval from the SEC. Any such fee payments made to an exchange will be made by an affiliate of the Fund solely for the benefit of the Fund and will not be paid from any Fund assets. Other funds managed by Legg Mason participate in such programs.

Distribution and Service Plan

The Board has adopted a distribution and service plan (the “12b-1 Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the 12b-1 Plan, the Fund is authorized to pay distribution fees in connection with the sale and distribution of its shares and pay service fees in connection with the provision of ongoing services to shareholders and the maintenance of shareholder accounts in an amount up to 0.25% of its average daily net assets each year.

No Rule 12b-1 fees are currently paid by the Fund, and there are no current plans to impose these fees. However, in the event Rule 12b-1 fees are charged in the future, because these fees would be paid out of the Fund’s assets on an ongoing basis, these fees would increase the cost of your investment in the Fund. By purchasing shares subject to distribution fees and service fees, you might pay more over time than you would by purchasing shares with other types of sales charge arrangements. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the rules of FINRA. The net income attributable to shares will be reduced by the amount of distribution fees and service fees and other expenses of the Fund.

PROXY VOTING GUIDELINES AND PROCEDURES

The Manager delegates to the Subadviser the responsibility for voting proxies for the Fund through its contracts with the Subadviser. The Subadviser may use its own proxy voting policies and procedures to vote proxies of the Fund if the Fund’s Board reviews and approves the use of those policies and procedures. Accordingly, the Manager does not expect to have proxy-voting responsibility for the Fund.

Should the Manager become responsible for voting proxies for any reason, such as the inability of the Subadviser to provide investment advisory services, the Manager shall utilize the proxy voting guidelines established by the most recent Subadviser to vote proxies until a new Subadviser is retained and the use of its proxy voting policies and procedures is authorized by the Board. In the case of a material conflict between the interests of the Manager (or its affiliates if such conflict is known to persons responsible for voting at the Manager) and any fund, the Board of Directors of the Manager shall consider how to address the conflict and/or how to vote the proxies. The Manager shall maintain records of all proxy votes in accordance with applicable securities laws and regulations.

The Manager shall be responsible for gathering relevant documents and records related to proxy voting from the Subadviser and providing them to the Fund as required for the Fund to comply with applicable rules under the 1940 Act. The Manager shall also be responsible for coordinating the provision of information to the Board with regard to the proxy voting policies and procedures of the Subadviser, including the actual proxy voting policies and procedures of the Subadviser, changes to such policies and procedures, and reports on the administration of such policies and procedures.

The Subadviser’s proxy voting policies and procedures govern in determining how proxies relating to the Fund’s portfolio securities are voted. A copy of the proxy voting policies and procedures is attached as Appendix A to this SAI. Information regarding how the Fund voted proxies (if any) relating to portfolio securities during the most recent twelve month period ended June 30 is available without charge (1) by calling 1-877-721-1926, (2) on www.leggmason.com/etfliterature (click on the name of the Fund) and (3) on the SEC’s website at http://www.sec.gov.

DISCLOSURE OF PORTFOLIO HOLDINGS

On each Business Day, before the commencement of trading in its shares on the Exchange, the Fund will disclose on www.leggmason.com/etfproducts (click on the name of the Fund) the identities and quantities of the Fund’s portfolio holdings that will form the basis for the Fund’s calculation of NAV per share at the end of the Business Day. The Manager, the Subadviser, and the Fund will not disclose information concerning the identities and quantities of the portfolio securities held by the Fund before such information is publicly disclosed and is available to the entire investing public. Personnel of such entities with knowledge about the composition of a Fund Deposit will be prohibited from disclosing such information to any other person, except as authorized in the course of their employment, until such information is made public. The Trust has executed confidentiality agreements with its service providers who are provided information about the Fund Deposit.

THE TRUST

The certificate of trust to establish the Trust was filed with the State Department of Assessments and Taxation of Maryland on June 8, 2015. The Fund is a series of the Trust. The Trust’s name was changed from Legg Mason ETF Equity Trust to Legg Mason ETF Investment Trust effective on February 15, 2017.

The Trust is a Maryland statutory trust. A Maryland statutory trust is an unincorporated business association that is established under, and governed by, Maryland law. Maryland law provides a statutory framework for the powers, duties, rights and obligations of the Trustees and shareholders of a statutory trust, while the more specific powers, duties, rights and obligations of the Trustees and the shareholders are determined by the trustees as set forth in a trust’s declaration of trust. The Trust’s Declaration of Trust (the “Declaration”) provides that by becoming a shareholder of a fund, each shareholder shall be expressly held to have agreed to be bound by the provisions of the Declaration and any other governing instrument of the Trust, such as the by-laws of the Trust, which contain additional rules governing the conduct of the business of the Trust.

Some of the more significant provisions of the Declaration are summarized below. The following summary is qualified in its entirety by reference to the applicable provisions of the Declaration.

Shareholder Voting

Under the Declaration, the Trustees have broad authority to direct the business and affairs of the Trust. The Declaration provides for shareholder voting as required by the 1940 Act or other applicable laws but otherwise permits, consistent with Maryland law, actions by the Trustees without seeking the consent of shareholders. For example, the Trustees are empowered to amend the Declaration or authorize the merger or consolidation of the Trust into another trust or entity, reorganize the Trust or any series or class into another trust or entity or a series or class of another entity, sell all or substantially all of the assets of the Trust or any series or class to another entity, or a series or class of another entity, terminate the Trust or any series or class, or adopt or amend the by-laws of the Trust, in each case without shareholder approval if the 1940 Act would not require such approval.

The Fund is not required to hold an annual meeting of shareholders, but the Fund will call special meetings of shareholders whenever required by the 1940 Act or by the terms of the Declaration. The Declaration provides for “dollar-weighted voting” which means that a shareholder’s voting power is determined, not by the number of shares he or she owns, but by the dollar value of those shares determined on the record date. All shareholders of record of all series and classes of the Trust vote together, except where required by the 1940 Act to vote separately by series or by class, or when the Trustees have determined that a matter affects only the interests of one or more series or classes of shares. There is no cumulative voting on any matter submitted to a vote of the shareholders.

Election and Removal of Trustees

The Declaration provides that the Trustees may establish the number of Trustees and that vacancies on the Board may be filled by the remaining Trustees, except when election of Trustees by the shareholders is required under the 1940 Act. When a vote of shareholders is required to elect Trustees, the Declaration provides that such Trustees shall be elected by a plurality of votes cast by shareholders at a meeting at which a quorum is present. The Declaration also provides that a mandatory retirement age may be set by action of two-thirds of the Trustees and that Trustees may be removed, with or without cause, by a vote of shareholders holding two-thirds of the voting power of the Trust, or by a vote of two-thirds of the remaining Trustees. The provisions of the Declaration relating to the election and removal of Trustees may not be amended without the approval of two-thirds of the Trustees.

Amendments to the Declaration

The Trustees are authorized to amend the Declaration without the vote of shareholders, but no amendment may be made that impairs the exemption from personal liability granted in the Declaration to persons who are or have been shareholders, Trustees, officers or, employees of the Trust or that limits the rights to indemnification, advancement of expenses or insurance provided in the Declaration with respect to actions or omissions of persons entitled to indemnification, advancement of expenses or insurance under the Declaration prior to the amendment.

Issuance and Redemption of Shares

The Fund may issue an unlimited number of shares for such consideration and on such terms as the Trustees may determine. All shares offered pursuant to the Prospectus of the Fund, when issued, will be fully paid and non-assessable. Shareholders are not entitled to any appraisal rights with respect to their shares and, except as the Trustees may determine, shall have no preemptive, conversion, exchange or similar rights. The Fund may involuntarily redeem a shareholder’s shares upon certain conditions as may be determined by the Trustees, including, for example, if the shareholder fails to provide the Fund with identification required by law, or if the Fund is unable to verify the information received from the shareholder. Additionally, as discussed below, shares may be redeemed in connection with the closing of small accounts.

Notwithstanding anything to the contrary, the Trustees may in their sole discretion determine that shares of any series or class shall be issued and redeemed only in aggregations of such number of shares and at such time as may be determined by, or determined pursuant to procedures or methods prescribed or approved by, the Trustees from time to time with respect to any series or class. The number of shares comprising an aggregation for purposes of issuance or redemption with respect to any series or class are referred to as a “Creation Unit” and, collectively, as “Creation Units” (or such other term as the Trustees shall determine) The Trustees shall have the power, in connection with the issuance of any Creation Unit, to charge such transaction fees or other fees as the Trustees shall determine. In addition, the Trustees may, from time to time in their sole discretion, determine to change the number of shares constituting a Creation Unit. If the Trustees determine to issue shares of any series or class in Creation Units, then only shares of such series or class comprising a Creation Unit shall be redeemable by the Trust with respect to any applicable series or class. Unless the Trustees otherwise shall determine, there shall be no redemption of any partial or fractional Creation Unit.

Disclosure of Shareholder Holdings

The Declaration specifically requires shareholders, upon demand, to disclose to the Fund such information with respect to their ownership of shares of the Fund, whether direct or indirect, as the Trustees may deem necessary in order to comply with various laws or regulations or for such other purpose as the Trustees may decide. The Fund may disclose such ownership information if required by law or regulation, or as the Trustees otherwise decide.

Small Accounts

The Declaration provides that the Fund may close out a shareholder’s account by redeeming all of the shares in the account if the account falls below a minimum account size (which may vary by class) that may be set by the Trustees from time to time. Alternately, the Declaration permits the Fund to assess a fee for small accounts (which may vary by class) and redeem shares in the account to cover such fees, or convert the shares into another share class that is geared to smaller accounts.

Series and Classes

The Declaration provides that the Trustees may establish series and classes in addition to those currently established and that the Trustees may determine the rights and preferences, limitations and restrictions, including qualifications for ownership, conversion and exchange features, minimum purchase and account size, expenses and charges, and other features of the series and classes. The Trustees may change any of those features, terminate any series or class, combine series with other series in the Trust, combine one or more classes of a series with another class in that series or convert the shares of one class into shares of another class.

Each share of the Fund, as a series of the Trust, represents an interest in the Fund only and not in the assets of any other series of the Trust.

Shareholder, Trustee and Officer Liability

The Declaration provides that shareholders are not personally liable for the obligations of the Fund and requires the Fund to indemnify a shareholder against any loss or expense claimed solely because of the shareholder’s being or having been a shareholder. The Fund will assume the defense of any claim against a shareholder for personal liability at the request of the shareholder. The Declaration further provides that a Trustee acting in his or her capacity as a Trustee is not personally liable to any person, other than the Trust or its shareholders, in connection with the affairs of the Trust. Each Trustee is required to perform his or her duties in good faith and in a manner he or she believes to be in the best interests of the Trust. All actions and omissions of Trustees are presumed to be in accordance with the foregoing standard of performance, and any person alleging the contrary has the burden of proving that allegation.

The Declaration limits a Trustee’s liability to the Trust or any shareholder to the fullest extent permitted under current Maryland law by providing that a Trustee is liable to the Trust or its shareholders for monetary damages only (a) to the extent that it is proved that he or she actually received an improper benefit or profit in money, property, or services or (b) to the extent that a judgment or other final adjudication adverse to the Trustee is entered in a proceeding based on a finding in the proceeding that the Trustee’s action, or failure to act, was the result of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding. The Declaration requires the Trust to indemnify any persons who are or who have been Trustees, officers or employees of the Trust to the fullest extent permitted by law against liability and expenses in connection with any claim or proceeding in which he or she is involved by virtue of having been a Trustee, officer or employee. Subject to applicable federal law, expenses related to the defense against any claim to which indemnification may apply shall be advanced by the Trust upon receipt of an undertaking by or on behalf of the recipient of those expenses to repay the advanced amount if it is ultimately found that he or she is not entitled to indemnification. In making any determination as to whether a person has engaged in conduct for which indemnification is not available, or as to whether there is reason to believe that such person ultimately will be found entitled to indemnification, such person shall be afforded a rebuttable presumption that he or she did not engage in conduct for which indemnification is not available.

The Declaration provides that any Trustee who serves as chair of the Board, a member or chair of a committee of the Board, lead independent Trustee, audit committee financial expert, or in any other similar capacity will not be subject to any greater standard of care or liability because of such position.

Derivative Actions

The Declaration provides a detailed process for the bringing of derivative actions by shareholders in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction, and other harm that can be caused to the Fund or its shareholders as a result of spurious shareholder demands and derivative actions. Prior to bringing a derivative action, a demand by no fewer than three unrelated shareholders must be made on the Trustees. The Declaration details information, certifications, undertakings and acknowledgements that must be included in the demand. The Trustees are not required to consider a demand that is not submitted in accordance with the requirements contained in the Declaration. The Declaration also requires that, in order to bring a derivative action, the complaining shareholders must be joined in the action by shareholders owning, at the time of the alleged wrongdoing, at the time of demand, and at the time the action is commenced, shares representing at least 5% of the voting power of the affected funds. The Trustees have a period of 90 days, which may be extended for an additional period not to exceed 60 days, to consider the demand. If a majority of the Trustees who are considered independent for the purposes of considering the demand determine that a suit should be maintained, then the Trust will commence the suit and the suit will proceed directly and not derivatively. If a majority of the independent Trustees determines that maintaining the suit would not be in the best interests of the Fund, the Trustees are required to reject the demand and the complaining shareholders may not proceed with the derivative action unless the shareholders are able to sustain the burden of proof to a court that the decision of the Trustees not to pursue the requested action was not consistent with the standard of performance required of the Trustees in performing their duties. If a demand is rejected, the complaining shareholders will be responsible for the costs and expenses (including attorneys’ fees) incurred by the Trust in connection with the consideration of the demand, if, in the judgment of the independent Trustees, the demand was made without reasonable cause or for an improper purpose. If a derivative action is brought in violation of the Declaration, the shareholders bringing the action may be responsible for the Fund’s costs, including attorneys’ fees.

The Declaration further provides that the Fund shall be responsible for payment of attorneys’ fees and legal expenses incurred by a complaining shareholder only if required by law, and any attorneys’ fees that the Fund is obligated to pay shall be calculated using reasonable hourly rates. The Declaration also requires that actions by shareholders against the Trust or the Fund be brought only in the U.S. District Court for the District of Maryland (Baltimore Division), or if such action may not be brought in that court, then such action shall be brought in the Circuit Court for Baltimore City and that the right to jury trial be waived to the fullest extent permitted by law.

The Declaration further provides that no provision of the Declaration will be effective to require a waiver of compliance with any provision of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, or the 1940 Act, or of any valid rule, regulation or order of the Commission thereunder.

TAXES

The Fund and Its Investments

The following is a summary of certain material U.S. federal (and, where noted, state and local) income tax considerations affecting the Fund and its shareholders. This discussion is very general and does not address all the potential U.S. federal income tax consequences that may be applicable to the Fund or to all categories of investors, some of which may be subject to special tax rules. This summary is based upon the Code, its legislative history, Treasury regulations (including temporary and proposed regulations), published rulings, and court decisions, each as of the date of this SAI and all of which are subject to change, possibly with retroactive effect, which could affect the continuing accuracy of this discussion. This discussion assumes that each shareholder holds its shares of the Fund as capital assets for U.S. federal income tax purposes. Current and prospective shareholders are urged to consult their own tax advisers with respect to the specific federal, state, local, and foreign tax consequences of investing in the Fund.

Tax reform legislation commonly known as the Tax Cuts and Jobs Act (the “Tax Act”) was enacted on December 22, 2017. The Tax Act makes significant changes to the U.S. federal income tax rules for individuals and corporations, generally effective for taxable years beginning after December 31, 2017. Most of the changes applicable to individuals are temporary and, without further legislation, will not apply after 2025. The application of certain provisions of the Tax Act is uncertain, and the changes to the Code that the Tax Act enacted may have direct or indirect effects on the Fund, its investments, or its shareholders that cannot be predicted. In addition, legislative, regulatory, or administrative changes to, or in respect of the application of, the Tax Act could be enacted or promulgated at any time, either prospectively or with retroactive effect. Prospective investors should consult their tax advisers regarding the implications of the Tax Act on their investment in the Fund.

Tax Treatment of Creations and Redemptions of Creation Units

An Authorized Participant generally will recognize either gain or loss upon the exchange of Deposit Securities for Creation Units. This gain or loss is calculated by taking the market value of the Creation Units purchased over the Authorized Participant’s aggregate basis in the Deposit Securities exchanged therefor. However, the IRS may apply the wash sales rules to determine that any loss realized upon the exchange of Deposit Securities for Creation Units is not currently deductible. Authorized Participants should consult their own tax advisers. Current U.S. federal income tax laws dictate that capital gain or loss realized from the redemption of Creation Units will generally create long-term capital gain or loss if the Authorized Participant holds the Creation Units for more than one year, or short-term capital gain or loss if the Creation Units were held for one year or less, if the Creation Units are held as capital assets.

Tax Treatment of the Fund

The Fund has elected to be treated, and intends to qualify each year, as a “regulated investment company” under Subchapter M of the Code. To qualify as such, the Fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, other income (including, but not limited to, gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships (x) the interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, and (y) that derive less than 90%

of their income from sources described in this subparagraph (a) other than qualified publicly traded partnerships); and (b) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the market value of the Fund’s assets consists of cash, securities of other regulated investment companies, U.S. government securities, and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s assets and not more than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of the Fund’s assets is invested, including through corporations in which the Fund owns a 20% or larger voting stock interest, (x) in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer, (y) in the securities (other than the securities of other regulated investment companies) of any two or more issuers that the Fund controls and that are treated as engaged in the same, similar, or related trades or businesses, or (z) in the securities of one or more “qualified publicly traded partnerships,” which generally include MLPs.

In general, for purposes of the 90% gross income test described above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized directly by the Fund. However, 100% of the net income derived from an interest in a qualified publicly traded partnership will be treated as qualifying income. In general, qualified publicly traded partnerships will be treated as partnerships for U.S. federal income tax purposes because they meet a passive income requirement under the Code. In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to interests in qualified publicly traded partnerships. The Fund’s investments in partnerships, if any, including in qualified publicly traded partnerships, may result in the Fund being subject to state, local, or foreign income, franchise, or withholding tax liabilities.

For purposes of the diversification test described above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership. Also, for purposes of the diversification test, the identification of the issuer (or, in some cases, issuers) of a particular Fund investment can depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by IRS with respect to issuer identification for a particular type of investment may adversely affect the Fund’s ability to meet the diversification test.

As a regulated investment company, the Fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, the Fund must distribute to its shareholders at least the sum of (i) 90% of its “investment company taxable income” (i.e., generally, its taxable income other than the excess of its net long-term capital gain over its net short-term capital loss, plus or minus certain other adjustments, and calculated without regard to the deduction for dividends paid), and (ii) 90% of its net tax-exempt income for the taxable year. The Fund will be subject to income tax at regular corporate tax rates on any taxable income or gains that it does not distribute to its shareholders.

If, for any taxable year, the Fund were to fail to qualify as a regulated investment company under the Code or were to fail to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation, and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, in the event of a failure to qualify, the Fund’s distributions, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary dividend income for U.S. federal income tax purposes to the extent of the Fund’s current and accumulated earnings and profits. However, such dividends would be eligible , subject to any generally applicable limitations, (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends-received deduction in the case of corporate shareholders. Moreover, if the Fund were to fail to qualify as a regulated investment company in any year, it would be required to pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. If the Fund were to fail to meet the income, diversification, or distribution test described above, the Fund could in some cases cure such failure, including by paying Fund-level tax, paying interest, making additional distributions, or disposing of certain assets. In particular, if in the first instance, the Fund does not satisfy the diversification test as of a particular quarter end, it will have up to 30 days after that quarter end to adjust its holdings in order to comply with the test retroactively. Portfolio transactions executed by the Fund in order to comply with the diversification test will increase the Fund’s portfolio turnover and trading costs and may increase the amount of taxes payable by shareholders to the extent any capital gains are realized as a result of such transactions. If the Fund were to fail to qualify as a regulated investment company for a period greater than two taxable years, the Fund would generally be required to recognize any net built-in gains with respect to certain of its assets upon a disposition of such assets within five years of qualifying as a regulated investment company in a subsequent year.

If the Fund were to fail to distribute in a calendar year at least the sum of (i) 98% of its ordinary income for that year and (ii) 98.2% of its capital gain net income (i.e., the excess of all gains from sales or exchanges of capital assets over the losses from such sales or exchanges) for the one-year period ending October 31 of that year (or November 30 or December 31 of that year if the Fund is permitted to elect and so elects) it would be subject to a 4% nondeductible excise tax. For this purpose, however, any ordinary income or capital gain net income that is retained by the Fund and subject to corporate income tax will be considered to have been distributed by year end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. For purposes of the required excise tax distribution, a regulated investment company’s ordinary gains and losses from the sale, exchange or other taxable disposition of property that would otherwise be taken into account after October 31 of a calendar year (or November 30 of that year if the regulated investment company makes the election described above) generally are treated as arising on January 1 of the following calendar year; in the case of a Fund with a December 31 year end that makes the election described above, no such gains or losses will be so treated. The Fund anticipates that it will pay such dividends and will make such distributions as are necessary to avoid the application of this excise tax, but there can be no assurance that it will be able to do so. In determining its net capital gain (i.e., net realized long-term capital gains in excess of net realized short-term capital losses, including any capital loss carryforwards), its taxable income, and its earnings and profits, a regulated investment company generally is permitted to elect to treat part or all of any post-October capital loss (defined as any net capital loss attributable to the portion of the taxable year after October 31, or if there is no such loss, the net long-term capital loss or net short-term capital loss attributable to such portion of the taxable year), or late-year ordinary loss (generally, the sum of its (i) net ordinary loss from the sale, exchange or other taxable disposition of property, attributable to the portion of the taxable year after October 31 and its (ii) other net ordinary loss attributable to the portion of the taxable year after December 31) as if incurred in the succeeding taxable year.

Tax Treatment of the Fund’s Investments

The Fund’s transactions in zero coupon securities, foreign currencies, forward contracts, options, and futures contracts (including options and futures contracts on foreign currencies), if any, will be subject to special provisions of the Code (including provisions relating to “hedging transactions” and “straddles”) that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund, and defer Fund losses. These rules could therefore affect the character, amount, and timing of distributions to shareholders. These provisions also (a) will require the Fund to “mark to market” certain types of the positions in its portfolio (i.e., require the Fund to treat all unrealized gains and losses with respect to those positions as though they were realized at the end of each year) and (b) may cause the Fund to recognize income prior to or without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. In order to distribute this income and avoid a tax at the Fund level, the Fund might be required to sell portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss.

As a result of entering into swap contracts, if any, the Fund may make or receive periodic net payments. The Fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if the Fund has been a party to the swap for more than one year). With respect to certain types of swaps, the Fund may be required to recognize currently income or loss with respect to future payments on such swaps or may elect under certain circumstances to mark such swaps to market annually for tax purposes as ordinary income or loss.

Any investments by the Fund in so-called “section 1256 contracts,” such as regulated futures contracts, most foreign currency forward contracts traded in the interbank market, and options on most stock indexes, are subject to special tax rules. Any section 1256 contracts held by the Fund at the end of its taxable year (and, for purposes of the 4% excise tax, on certain later dates as prescribed under the Code) are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the Fund’s income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the Fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were neither part of a “hedging transaction” nor part of a “straddle,” 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the Fund.

In general, option premiums received by the Fund are not immediately included in the income of the Fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the Fund transfers or otherwise terminates the option (e.g., through a closing transaction). If a call option written by the Fund is exercised and the Fund sells or delivers the underlying security, the Fund generally will recognize capital gain or loss equal to (a) sum of the strike price and the option premium received by the Fund minus (b) the Fund’s basis in the security. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying security. If securities are purchased by the Fund pursuant to the exercise of a put option written by it, the Fund generally will subtract the premium received for purposes of computing its cost basis in the securities purchased. Gain or loss arising in respect of a termination of the Fund’s obligation under an option other than through the exercise of the option will be short-term gain or loss depending on whether the premium income received by the Fund is greater or less than the amount paid by the Fund (if any) in terminating the transaction. Thus, for example, if an option written by the Fund expires unexercised, the Fund generally will recognize short-term gain equal to the premium received.

In general, gain or loss on a short sale is recognized when the Fund closes the sale by delivering the borrowed property to the lender, not when the borrowed property is sold. Gain or loss from a short sale is generally considered as capital gain or loss to the extent that the property used to close the short sale constitutes a capital asset in the Fund’s hands. Except with respect to certain situations where the property used by the Fund to close a short sale has a long-term holding period on the date of the short sale, special rules generally treat the gains on short sales as short-term capital gains. These rules may also terminate the running of the holding period of “substantially identical property” held by the Fund. Moreover, a loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, “substantially identical property” has been held by the Fund for more than one year. In general, the Fund will not be permitted to deduct payments made to reimburse the lender of securities for dividends paid on borrowed stock if the short sale is closed on or before the 45th day after the short sale is entered into.

The Fund may purchase debt obligations with original issue discount (“OID”), market discount, or acquisition discount. Some debt obligations with a fixed maturity date of more than one year from the date of issuance (and all zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) will be treated as debt obligations that are issued with OID. Generally, the amount of the OID is treated as interest income and is included in taxable income (and is accordingly required to be distributed by the Fund)

over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. Periodic adjustments for inflation in the principal value of inflation-indexed bonds also may be treated as OID that is includible in the Fund’s gross income on a current basis.

Some debt obligations with a fixed maturity date of more than one year from the date of issuance in the secondary market may be treated as having “market discount.” Very generally, market discount is the excess of the stated redemption price of a debt obligation (or in the case of an obligation issued with OID, its “revised issue price”) over the purchase price of such obligation. Subject to the discussion below regarding Section 451 of the Code, (i) generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security, (ii) alternatively, the Fund may elect to accrue market discount currently, in which case the Fund will be required to include the accrued market discount in the Fund’s income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial of full repayment or disposition of the debt security, and (iii) the rate at which the market discount accrues, and thus is included in the Fund’s income, will depend upon which of the permitted accrual methods the Fund elects. Notwithstanding the foregoing, effective for taxable years beginning after 2017, Section 451 of the Code generally requires any accrual method taxpayer to take into account items of gross income no later than the time at which such items are taken into account as revenue in the taxpayer’s financial statements. The application of Section 451 to the accrual of market discount is currently unclear. If Section 451 applies to the accrual of market discount, the Fund must include in income any market discount as it takes the same into account on its financial statements.

Some debt obligations with a fixed maturity date of one year or less from the date of issuance that are acquired by the Fund may be treated as having OID or, in certain cases, “acquisition discount” (very generally, the excess of the stated redemption price over the purchase price). The Fund will be required to include the OID or acquisition discount in income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The rate at which OID or acquisition discount accrues, and thus is included in the Fund’s income, will depend upon which of the permitted accrual methods the Fund elects.

Because the OID, market discount, or acquisition discount earned by the Fund in a taxable year may exceed the total amount of cash interest the Fund receives from the relevant debt obligations, the Fund may have to dispose of one or more of its investments, including at a time when it is not advantageous to do so, and use the proceeds thereof to make distributions in amounts necessary to satisfy the distribution requirements. The Fund may realize capital gains or losses from such dispositions, which would increase or decrease the Fund’s investment company taxable income and/or net capital gain.

In addition, payment-in-kind securities held by the Fund, if any, will give rise to income which is required to be distributed and is taxable even though the Fund receives no interest payment in cash on the security during the year.

Very generally, where the Fund purchases a bond at a price that exceeds the redemption price at maturity (i.e., a premium), the premium is amortizable over the remaining term of the bond. In the case of a taxable bond, if the Fund makes an election applicable to all such bonds it purchases, which election is irrevocable without consent of the IRS, the Fund reduces the current taxable income from the bond by the amortized premium and reduces its tax basis in the bond by the amount of such offset; upon the disposition or maturity of such bonds acquired on or after January 4, 2013, the Fund is permitted to deduct any remaining premium allocable to a prior period. In the case of a tax-exempt bond, tax rules require the Fund to reduce its tax basis by the amount of amortized premium.

The Fund may invest in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or that are in default. Investments in debt obligations that are at risk of or in default present special tax issues for the Fund. Tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, OID or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, and how payments received on obligations in default should be allocated between principal and income. These and other related issues will be addressed by the Fund when, as, and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its eligibility for treatment as a regulated investment company and does not become subject to U.S. federal income or excise tax.

A portion of the interest paid or accrued on high yield obligations may not (and interest paid on debt obligations, if any, that are considered for tax purposes to be payable in the equity of the issuer or a related party will not) be deductible to the issuer. If a portion of the interest paid or accrued on certain high yield discount obligations is not deductible by the issuer, that portion will be treated as a dividend for purposes of the corporate dividends-received deduction. In such cases, if the issuer of the high yield discount obligations is a domestic corporation, dividend payments by the Fund may be eligible for the dividends-received deduction to the extent of the deemed dividend portion of such accrued interest.

The Fund may be required to treat amounts as taxable income or gain, subject to the distribution requirements referred to above, even though no corresponding amounts of cash are received concurrently, as a result of (1) mark-to-market rules, constructive sale rules or rules applicable to PFICs (as defined below), to partnerships or trusts in which the Fund invests or to certain options, futures, or forward contracts, or “appreciated financial positions,” (2) the inability to obtain cash distributions or other amounts due to currency controls or restrictions on repatriation imposed by a foreign country with respect to the Fund’s investments (including through depositary receipts) in issuers in such country, or (3) tax rules applicable to debt obligations acquired with OID, including zero-coupon or deferred payment bonds and pay-in-kind debt obligations, or to market discount if the Fund elects or is otherwise required to accrue such market discount currently. In order to distribute this income and avoid a tax on the Fund, the Fund might be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss. The Fund might also meet the distribution requirements by borrowing the necessary cash, thereby incurring interest expenses.

Capital Loss Carryforwards—Not Subject to Expiration

As of July 31, 2018, as set forth below, the Fund had capital losses that are not subject to expiration and may be carried forward to offset future taxable capital gains. These capital losses have been deferred as either short-term or long-term losses and will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred. These capital losses that are not subject to expiration must be utilized by the Fund before any of the Fund’s capital loss carryforwards that are subject to expiration may be utilized.

Amount of Capital Loss Carryforward ($)
101,055

Taxation of U.S. Shareholders

Dividends and Distributions. Dividends and other distributions by the Fund are generally treated under the Code as received by the shareholders at the time the dividend or distribution is made. However, if any dividend or distribution is declared by the Fund in October, November, or December of any calendar year and payable to shareholders of record on a specified date in such a month but is actually paid during the following January, such dividend or distribution will be deemed to have been received by each shareholder on December 31 of the year in which the dividend was declared.

The Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income (determined without regard to the dividends-received deduction), and any net capital gain.

However, if the Fund retains for investment an amount equal to all or a portion of its net capital gain, it will be subject to a corporate tax on the amount retained. In that event, the Fund may designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the income tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their shares by an amount equal to their share of the excess of the amount of undistributed net capital gain included in their income over the income paid by the Fund on the undistributed amount. Organizations or persons not subject to U.S. federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the Fund upon timely filing appropriate returns or claims for refund with the IRS.

Dividends of net investment income and of net realized short-term capital gains, whether paid in cash or in shares, are taxable to a U.S. shareholder as ordinary income or, if certain conditions are met, as “qualified dividend income,” taxable to individual and certain other non-corporate shareholders at the rates applicable to long-term capital gain. Distributions of net capital gain, if any, that the Fund reports as capital gain dividends are taxable as long-term capital gains, whether paid in cash or in shares, and regardless of how long a shareholder has held shares of the Fund.

In general, dividends may be reported by the Fund as qualified dividend income if they are attributable to qualified dividend income received by the Fund. Qualified dividend income generally means dividend income received from the Fund’s investments in common and preferred stock of U.S. corporations and stock of certain qualified foreign corporations, provided that certain holding period and other requirements are met by both the Fund and the shareholders. If 95% or more of the Fund’s gross income (calculated without taking into account net capital gain derived from sales or other dispositions of stock or securities) consists of qualified dividend income, the Fund may report all distributions of such income as qualified dividend income.

A foreign corporation is treated as a qualified foreign corporation for this purpose if it is incorporated in a possession of the United States or it is eligible for the benefits of certain income tax treaties with the United States and meets certain additional requirements. Certain foreign corporations that are not otherwise qualified foreign corporations will be treated as qualified foreign corporations with respect to dividends paid by them if the stock with respect to which the dividends are paid is readily tradable on an established securities market in the United States. PFICs are not qualified foreign corporations for this purpose.

A dividend that is attributable to qualified dividend income of the Fund that is paid by the Fund to a shareholder will not be taxable as qualified dividend income to such shareholder (1) if the dividend is received with respect to any share of the Fund held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share became ex-dividend with respect to such dividend, (2) to the extent that the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, or (3) if the shareholder elects to have the dividend treated as investment income for purposes of the limitation on deductibility of investment interest. The “ex-dividend” date is the date on which the owner of the share at the commencement of such date is entitled to receive the next issued dividend payment for such share even if the share is sold by the owner on that date or thereafter.

Certain dividends received by the Fund from U.S. corporations (generally, dividends received by the Fund in respect of any share of stock (1) with a tax holding period of at least 46 days during the 91-day period beginning on the date that is 45 days before the date on which the stock becomes ex-dividend as to that dividend and (2) that is held in an unleveraged position) and distributed and appropriately so reported by the Fund may be eligible for the dividends-received deduction generally available to corporations under the Code. Certain preferred stock must have a holding period of at least 91 days during the 181-day period beginning on the date that is 90 days before the date on which the stock becomes ex-dividend as to that dividend in order to be eligible.

Capital gain dividends distributed to the Fund from other regulated investment companies are not eligible for the dividends-received deduction. In order to qualify for the deduction, corporate shareholders must meet the minimum holding period requirement stated above with respect to their Fund shares, taking into account any holding period reductions from certain hedging or other transactions or positions that diminish their risk of loss with respect to their Fund shares, and, if they borrow to acquire or otherwise incur debt attributable to Fund shares, they may be denied a portion of the dividends-received deduction with respect to those shares. Any corporate shareholder should consult its tax adviser regarding the possibility that its tax basis in its shares may be reduced, for U.S. federal income tax purposes, by reason of “extraordinary dividends” received with respect to the shares and, to the extent such basis would be reduced below zero, current recognition of income may be required.

The Fund does not anticipate that a significant portion of its dividends paid will qualify for the dividends received deduction or be treated as qualified dividend income.

Dividends and distributions from the Fund (excluding exempt-interest dividends) will generally be taken into account in determining a shareholder’s “net investment income” for purposes of the Medicare contribution tax applicable to certain individuals, estates and trusts.

Certain tax-exempt educational institutions will be subject to a 1.4% tax on net investment income. For these purposes, certain dividends (excluding exempt-interest dividends) and capital gain distributions, and certain gains from the disposition of Fund shares (among other categories of income), are generally taken into account in computing a shareholder’s net investment income.

Distributions in excess of the Fund’s current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of the shareholder’s basis in his or her shares of the Fund, and as a capital gain thereafter (if the shareholder holds his or her shares of the Fund as capital assets). One or more of the fund’s distributions during the year may include such a return of capital distribution. Each shareholder who receives distributions in the form of additional shares will be treated for U.S. federal income tax purposes as if receiving a distribution in an amount equal to the amount of money that the shareholder would have received if he or she had instead elected to receive cash distributions. The shareholder’s aggregate tax basis in shares of the Fund will be increased by such amount.

If Fund shares are held through a qualified retirement plan entitled to tax-advantaged treatment for federal income tax purposes, distributions will generally not be taxable currently. Special tax rules apply to such retirement plans. You should consult your tax adviser regarding the tax treatment of distributions (which may include amounts attributable to Fund distributions) which may be taxable when distributed from the retirement plan.

Sale, Exchange or Redemption of Shares. Upon the sale or exchange of his or her shares, a shareholder will generally recognize a taxable gain or loss equal to the difference between the amount realized and his or her basis in the shares. A redemption of shares by the Fund will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands, and will be long-term capital gain or loss if the shareholder held such shares for more than one year and short-term capital gain or loss if the shareholder held such shares for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including by reinvesting dividends or capital gains distributions in the Fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of Fund shares held by the shareholder for six months or less will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder (including amounts credited to the shareholder as undistributed capital gains) with respect to such shares during that six-month period.

If a shareholder incurs a sales charge in acquiring shares of the Fund, disposes of those shares within 90 days and then by January 31 of the calendar year following the year of disposition acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain or loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis of the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment within a family of mutual funds.

Basis Reporting. The Fund, or, in the case of a shareholder holding shares through a Service Agent, the Service Agent, will report to the IRS the amount of proceeds that a shareholder receives from a redemption or exchange of Fund shares. For redemptions or exchanges of shares acquired on or after January 1, 2012, the Fund will also report the shareholder’s basis in those shares and the character of any gain or loss that the shareholder realizes on the redemption or exchange (i.e., short-term or long-term), and certain related tax information. If a shareholder has a different basis for different shares of the Fund in the same account (e.g., if a shareholder purchased Fund shares held in the same account when the shares were at different prices), the Fund will by default report the basis of the shares redeemed or exchanged using the average basis method, under which the basis per share is the average of the bases of all the shareholder’s Fund shares in the account.

A shareholder may instruct the Fund to use a method other than average basis for an account. If redemptions, including in connection with payment of an account fee, or exchanges have occurred in an account to which the average basis method applied, the basis of the Fund shares remaining in the account will continue to reflect the average basis notwithstanding the shareholder’s subsequent election of a different method. For further assistance, shareholders who hold their shares directly with the Fund may call the Fund at 1-877-721-1926 Monday through Friday between 8:00 a.m. and 5:30 p.m. (Eastern time). Shareholders who hold shares through a Service Agent should contact the Service Agent for further assistance or for information regarding the Service Agent’s default method for calculating basis and procedures for electing to use an alternative method. Shareholders should consult their tax advisers concerning the tax consequences of applying the average basis method or electing another method of basis calculation and should consider electing such other method prior to making redemptions or exchanges in their accounts.

Backup Withholding. The Fund may be required in certain circumstances to apply backup withholding on dividends (including exempt interest dividends) distributions and redemption proceeds payable to non-corporate shareholders who fail to provide the Fund with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder’s U.S. federal income tax liability.

Notices. Shareholders will receive, if appropriate, various written notices after the close of the Fund’s taxable year regarding the U.S. federal income tax status of certain dividends, distributions and redemption proceeds that were paid (or that are treated as having been paid) by the Fund to its shareholders during the preceding taxable year. In certain cases, the Fund may be required to amend the tax information reported to you with respect to a particular year. In this event, you may be required to file amended U.S. federal income or other tax returns with respect to such amended information and, if applicable, to pay additional taxes (including potentially interest and penalties) or to seek a tax refund and may incur other related costs.

Other Taxes

Dividends, distributions and redemption proceeds may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation. Generally, shareholders will have to pay state or local taxes on Fund dividends and other distributions, although distributions derived from interest on U.S. government obligations (but not distributions of gain from the sale of such obligations) may be exempt from certain state and local taxes.

Taxation of Non-U.S. Shareholders

Ordinary dividends and certain other payments made by the Fund to non-U.S. shareholders are generally subject to federal withholding tax at a 30% rate (or such lower rate as may be determined in accordance with any applicable treaty). In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN or similar form certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides an IRS Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. federal income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or a lower treaty rate). A non-U.S. shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to backup withholding at the appropriate rate. Backup withholding will not be applied to payments that have already been subject to the 30% withholding tax.

The 30% withholding tax generally will not apply to exempt interest dividends, to distributions of the excess of net long-term capital gains over net short-term capital losses or to redemption proceeds. The 30% withholding tax also will not apply to dividends that the Fund reports as (a) interest-related dividends, to the extent such dividends are derived from the Fund’s “qualified net interest income,” or (b) short-term capital gain dividends, to the extent such dividends are derived from the Fund’s “qualified short-term gain.” “Qualified net interest income” is the Fund’s net income derived from U.S.-source interest and OID, subject to certain exceptions and limitations. “Qualified short-term gain” generally means the excess of the net short-term capital gain of the Fund for the taxable year over its net long-term capital loss, if any. In the case of shares held through an intermediary, the intermediary may withhold even if the Fund reports a payment as an interest-related dividend or a short-term capital gain dividend. Non-U.S. shareholders should contact their intermediaries with respect to the application of these rules to their accounts.

A non-U.S. shareholder is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of the Fund unless (i) such gain is effectively connected with the conduct of a trade or business carried on by the non-U.S. shareholder within the United States, (ii) in the case of a non-U.S. shareholder that is an individual, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met or (iii) the special rules relating to gain attributable to the sale or exchange of “United States real property interests” (as defined below, “USRPIs”) apply to the non-U.S. shareholder’s sale of shares of the Fund.

Special rules would apply if the Fund were a qualified investment entity (“QIE”) because it is either a “United States real property holding corporation” (“USRPHC”) or would be a USRPHC but for the operation of certain exceptions to the definition of USRPIs described below. Very generally, a USRPHC is a domestic corporation that holds USRPIs the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation’s USRPIs, interests in real property located outside the United States, and other trade or business assets. USRPIs are generally defined as any interest in U.S. real property and any interest (other than solely as a creditor) in a USRPHC or, very generally, an entity that has been a USRPHC in the last five years. A regulated investment company that holds, directly or indirectly, significant interests in REITs may be a USRPHC. Interests in domestically controlled QIEs, including REITs and regulated investment companies that are QIEs, not-greater-than-10% interests in publicly traded classes of stock in REITs and not-greater-than-5% interests in publicly traded classes of stock in regulated investment companies generally are not USRPIs, but these exceptions do not apply for purposes of determining whether the Fund is a QIE. If an interest in the Fund were a USRPI, the Fund would be required to withhold U.S. tax on the proceeds of a share redemption by a greater-than-5% non-U.S. shareholder, in which case such non-U.S. shareholder generally would also be required to file U.S. federal income tax returns and pay any additional taxes due in connection with the redemption.

If the Fund were a QIE, under a special “look through” rule, any distributions by the Fund to a non-U.S. shareholder (including, in certain cases, distributions made by the Fund in redemption of its shares) attributable directly or indirectly to (i) distributions received by the Fund from a lower-tier regulated investment company or REIT that the Fund is required to treat as USRPI gain in its hands and (ii) gains realized on the disposition of USRPIs by the Fund would retain their character as gains realized from USRPIs in the hands of the Fund’s non-U.S. shareholders and would be subject to U.S. tax withholding. In addition, such distributions could result in the non-U.S. shareholder being required to file a U.S. federal income tax return and pay tax on the distributions at regular U.S. federal income tax rates. The consequences to a non-U.S. shareholder, including the rate of such withholding and character of such distributions (e.g., as ordinary income or USRPI gain), would vary depending upon the extent of the non-U.S. shareholder’s current and past ownership of the Fund.

Under legislation commonly known as “FATCA,” the Fund is required to withhold 30% of certain ordinary dividends it pays, and, after December 31, 2018, 30% of the gross proceeds of share redemptions and certain capital gain dividends it pays, to shareholders that fail to meet prescribed information reporting or certification requirements. In general, no such withholding will be required with respect to a U.S. person or non-U.S. individual that timely provides the certifications required by the Fund or its agent on a valid IRS Form W-9 or applicable IRS Form W-8, respectively. Shareholders potentially subject to withholding include foreign financial institutions (“FFIs”), such as non-U.S. investment funds, and non-financial foreign entities (“NFFEs”). To avoid withholding under FATCA, an FFI generally must enter into an information sharing agreement with the IRS in which it agrees to report certain identifying information (including name, address, and taxpayer identification number) with respect to its U.S. account holders (which, in the case of an entity shareholder, may include its direct and indirect U.S. owners), and an NFFE generally must identify and provide other required information to the Fund or other withholding agent regarding its U.S. owners, if any. Such non-U.S. shareholders also may fall into certain exempt, excepted or deemed compliant categories as established by regulations and other guidance. A non-U.S. shareholder in a country that has entered into an intergovernmental agreement with the U.S. to implement FATCA will be exempt from FATCA withholding provided that the shareholder and the applicable foreign government comply with the terms of such agreement.

A non-U.S. entity that invests in the Fund will need to provide the Fund with documentation properly certifying the entity’s status under FATCA in order to avoid FATCA withholding.

Non-U.S. investors should consult their own tax advisers regarding the impact of these requirements on their investment in the Fund.

CODES OF ETHICS

Pursuant to Rule 17j-1 under the 1940 Act, the Fund, the Manager, the Subadviser and the Distributor each has adopted a code of ethics that permits its personnel to invest in securities for their own accounts, including securities that may be purchased or held by the Fund. All personal securities transactions by employees must adhere to the requirements of the codes of ethics. Copies of the codes of ethics applicable to personnel of the Fund, the Manager, the Subadviser and the Distributor are on file with the SEC.

FINANCIAL STATEMENTS

The Fund’s Annual Report to shareholders for the fiscal period ended July 31, 2018, contains the Fund’s audited financial statements, accompanying notes and the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, all of which are incorporated by reference into this SAI. These audited financial statements are available free of charge upon request by calling the Fund at 1-877-721-1926.

Appendix A

PROXY VOTING POLICIES AND PROCEDURES

Royce has adopted written proxy voting policies and procedures (the “Proxy Voting Procedures”) for itself and client accounts for which Royce is responsible for voting proxies. Royce is generally granted proxy voting authority at the inception of its management of each client account. Proxy voting authority is generally either (i) specifically authorized in the applicable investment management agreement or other instrument; or (ii) where not specifically authorized, is granted to Royce where general investment discretion is given to Royce in the applicable investment management agreement. In voting proxies, Royce is guided by general fiduciary principles. Royce’s goal is to act prudently, solely in the best interest of the beneficial owners of the accounts it manages. Royce attempts to consider all factors of its vote that could affect the value of the investment and will vote proxies in the manner it believes will be consistent with efforts to enhance and/or protect stockholder value.

Royce’s personnel are responsible for monitoring receipt of all proxies and seeking to ensure that proxies are received for all securities for which Royce has proxy voting authority. Royce is not responsible for voting proxies it does not receive. Royce divides proxies into “regularly recurring” and “non-regularly recurring” matters. Examples of regularly recurring matters include non-contested elections of directors and non-contested approvals of independent auditors.

Royce’s personnel are responsible for developing and maintaining a list of matters Royce treats as “regularly recurring” and for ensuring that instructions from a Royce Co-Chief Investment Officer are followed when voting those matters on behalf of Royce clients. Non-regularly recurring matters are all other proxy matters and are brought to the attention of the relevant portfolio manager(s) for the applicable account(s). After giving consideration to advisories provided by an independent third party research firm with respect to such non-regularly recurring matters, the portfolio manager(s) directs that such matters be voted in a way that he or she believes should better protect or enhance the value of the investment.

Certain Royce portfolio managers may provide instructions that they do not want regularly recurring matters to be voted in accordance with the standing instructions for their accounts and individual voting instructions on all matters, both regularly recurring and non-regularly recurring, will be obtained from such portfolio managers. Under certain circumstances, Royce may also vote against a proposal from the issuer’s board of directors or management. Royce’s portfolio managers decide these issues on a case-by-case basis. A portfolio manager of Royce may, on occasion, decide to abstain from voting a proxy or a specific proxy item when such person concludes that the potential benefit of voting is outweighed by the cost or when it is not in the client’s best interest to vote.

There may be circumstances where Royce may not be able to vote proxies in a timely manner, including, but not limited to, (i) when certain securities are out on loan at the time of a record date; (ii) when administrative or operational constraints impede Royce’s ability to cast a timely vote, such as late receipt of proxy voting information; and/or (iii) when systems, administrative or processing errors occur (including errors by Royce or third party vendors).

To further Royce’s goal to vote proxies in the best interests of its client, Royce follows specific procedures outlined in the Proxy Voting Procedures to identify, assess and address material conflicts that may arise between Royce’s interests and those of its clients before voting proxies on behalf of such clients. In the event such a material conflict of interest is identified, the proxy will be voted by Royce in accordance with the recommendation given by an independent third party research firm.

You may obtain a copy of the Proxy Voting Procedures at www.roycefunds.com or by calling 212-508-4500.

Additionally, information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12- month period ended June 30 is available without charge upon request, by calling the Trust toll-free at (800) 221-4268 and on the SEC’s Internet site at http://www.sec.gov.

A-1

Appendix B

UNDERLYING INDEX

Construction and Maintenance Standards for the Underlying Index

The Underlying Index is created and sponsored by Royce & Associates, LP (“Royce”), the Fund’s Subadviser and an affiliated person of the Manager and the Fund. The Underlying Index is the exclusive property of Royce. The Trust has entered into a license agreement with Royce to use the Underlying Index at no charge. Royce has retained Solactive AG, an unaffiliated third party, to calculate the Underlying Index. Solactive AG publishes information regarding the market value of the Underlying Index.

Component Selection Criteria and Index Description—Royce Small-Cap Quality Value Index: The Underlying Index is composed of equity securities that meet certain criteria. Using Royce’s methodology, the Underlying Index will generally favor stocks with lower than average valuation, higher than average profitability, and higher than average debt coverage (i.e., available cash flow to pay current debt obligations) as compared with other stocks included in the investment universe while maintaining a comparable risk profile.

The investment universe includes common stocks of U.S. headquartered companies listed on U.S. exchanges, and excludes royalty companies, American depositary receipts and global depositary receipts, master limited partnerships, stocks with a share price less than or equal to $1.00, and stocks deemed by Royce to have insufficient trading volume. The universe is then refined to include stocks with market capitalizations that are between the 1001st and 3000th largest companies based on descending market capitalization at time of rebalance. From that universe, real estate investment trusts (REITs) are excluded.

Underlying Index constituents are selected using Royce’s proprietary, rules-based multi-factor scoring system, with all factors measured by Royce, in order to seek to identify companies which combine favorable attributes of quality and value, as defined by Royce, compared with companies within the same market sector. For quality factors, the Underlying Index focuses on a company’s profitability (as measured by return on invested capital), the historic stability of its profitability (as measured by variance of return on assets), and debt coverage (as measured by cash flow relative to debt). The debt coverage ratio is used in an attempt to limit Underlying Index exposure to companies that Royce believes may have higher financial risk. For value factors, the Underlying Index focuses on the free cash flow of a company compared to its enterprise value. After the securities are scored by quality and value factors, each security’s momentum score, which is based on the price performance over the most recent 30 days, is used to determine the timing of the addition or deletion of the security into the Underlying Index. Underlying Index position weights are then calculated using a composite score based on company fundamentals that include book value, revenue, free cash flow, and dividends paid. By using fundamental factors to weight stocks rather than market capitalization, the Underlying Index seeks to have lower exposure to overvalued companies, while still maintaining broad diversification. Concentration limits are also implemented in the construction process of the Underlying Index. As initially constituted and balanced, the Underlying Index is designed to seek to maintain diversification by limiting the weighting of individual constituents as well as sectors. No individual security in the Underlying Index will exceed 3%, and there is no minimum weighting for an individual security and no sector will exceed 25% of the Underlying Index.

The Underlying Index’s constituents are reconstituted quarterly, on the second Friday of March, June, September, and December. If that day is a NYSE holiday or the NYSE is closed, however, reconstitution will take place on the next business day. Any changes to or deviations from this methodology (e.g., to limit portfolio turnover) are made in the sole judgment and discretion of Royce so that the Underlying Index continues to achieve its objectives. The Fund’s securities portfolio is rebalanced when the Underlying Index is reconstituted. The composition of the Underlying Index and the Fund after reconstitution and rebalancing may fluctuate and exceed the above Underlying Index limitations due to market movements and other factors. The components of the Underlying Index, and the degree to which these components represent certain sectors and industries, may change over time.

B-1

Index Availability. The Underlying Index is calculated daily and is available from Solactive AG.

Calculation Methodology. The Fund utilizes the Underlying Index calculated with dividends reinvested.

Index Disclaimers

The Fund is not sponsored, promoted, sold or supported in any other manner by Solactive AG nor does Solactive AG offer any express or implicit guarantee or assurance either with regard to the results of using the Fund’s Underlying Index and/or Underlying Index trade mark or the Underlying Index Price at any time or in any other respect. The Fund’s Underlying Index is calculated and published by Solactive AG. Solactive AG uses its best efforts to ensure that the Underlying Index is calculated correctly. Irrespective of its obligations towards the Fund, Solactive AG has no obligation to point out errors in the Underlying Index to third parties including but not limited to investors and/or financial intermediaries of the Fund. Neither publication of the Underlying Index by Solactive AG nor the licensing of the Underlying Index or Underlying Index trade mark for the purpose of use in connection with the Fund constitutes a recommendation by Solactive AG to invest capital in the Fund nor does it in any way represent an assurance or opinion of Solactive AG with regard to any investment in the Fund.

Royce does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein, and Royce shall not have any liability for any errors, omissions or interruptions therein. Royce makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the shares of the Fund or any other person or entity from the use of the Underlying Index or any data included therein, either in connection with the Fund or for any other use. Royce makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall Royce have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Index, even if notified of the possibility of such damages.

B-2

PART C

OTHER INFORMATION

Item 28. Exhibits

(a)	(1)	Certificate of Trust of the Registrant dated June 8, 2015 is incorporated herein by reference to initial registration statement on Form N-1A filed on September 4, 2015.

	(2)	Certificate of Amendment to the Certificate of Trust of the Registrant dated February 15, 2017 is incorporated herein by reference to Post-Effective Amendment No. 12 filed on February 17, 2017 (“Post-Effective Amendment No. 12”).

	(3)	Declaration of Trust of the Registrant dated June 8, 2015 is incorporated herein by reference to initial registration statement on Form N-1A filed on September 4, 2015.

	(4)	Amended and Restated Declaration of Trust of the Registrant dated February 15, 2017 is incorporated herein by reference to Post-Effective Amendment No. 16 filed on April 12, 2017 (“Post-Effective Amendment No. 16”).

	(5)	Designation of Series of Shares of Beneficial Interests in the Registrant effective as of July 30, 2015 is incorporated herein by reference to initial registration statement on Form N-1A filed on September 4, 2015.

	(6)	Amended and Restated Designation of Series of Shares of Beneficial Interests in the Registrant effective as of September 4, 2015 is incorporated herein by reference to Pre-Effective Amendment No. 1 to the registration statement on Form N-1A filed on November 6, 2015 (“Pre-Effective Amendment No. 1”).

	(7)	Amended and Restated Designation of Series dated April 28, 2016 is incorporated herein by reference to Post-Effective Amendment No. 2 filed on May 2, 2016 (“Post-Effective Amendment No. 2”).

	(8)	Amended and Restated Designation of Series dated July 28, 2016 is incorporated herein by reference to Post-Effective Amendment No. 5 filed on August 26, 2016.

	(9)	Amended and Restated Designation of Series dated January 9, 2017 is incorporated herein by reference to Post-Effective Amendment No. 11 filed on January 27, 2017.

	(10)	Amended and Restated Designation of Series dated February 1, 2017 is incorporated herein by reference to Post-Effective Amendment No. 12.

	(11)	Amended and Restated Designation of Series dated February 15, 2017 is incorporated herein by reference to Post-Effective Amendment No. 16.

	(12)	Amended and Restated Designation of Series dated April 27, 2017 is incorporated herein by reference to Post-Effective Amendment No. 19 filed on May 12, 2017.

	(13)	Amended and Restated Designation of Series dated July 26, 2017 is incorporated herein by reference to Post-Effective Amendment No. 42 filed on February 22, 2018 (“Post-Effective Amendment No. 42”).

	(14)	Amended and Restated Designation of Series dated October 6, 2017 is incorporated herein by reference to Post-Effective Amendment No. 42.

	(15)	Amended and Restated Designation of Series dated October 31, 2017 is incorporated herein by reference to Post-Effective Amendment No. 39 filed on January 26, 2018 (“Post-Effective Amendment No. 39”).

	(16)	Amended and Restated Designation of Series dated February 7, 2018 is incorporated herein by reference to Post-Effective Amendment No. 62 filed on October 31, 2018 (“Post-Effective Amendment No. 62”).

	(17)	Amended and Restated Designation of Series dated October 29, 2018 is incorporated herein by reference to Post-Effective Amendment No. 62.

(b)	(1)	Bylaws of the Registrant dated June 8, 2015 are incorporated herein by reference to initial registration statement on Form N-1A filed on September 4, 2015.

	(2)	Amendment No. 1 to the Bylaws of the Registrant dated November 3, 2015 is incorporated herein by reference to Pre-Effective Amendment No. 1.

	(3)	Bylaws of the Registrant dated June 8, 2015, as amended and restated as of February 15, 2017, are incorporated herein by reference to Post-Effective Amendment No. 16.

(c)	See Exhibits (a) and (b)

(d)	(1)	Form of Management Agreement between the Registrant, on behalf of Legg Mason US Diversified Core ETF, and Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is incorporated herein by reference to Pre-Effective Amendment No. 2 to the registration statement on Form N-1A filed on December 3, 2015 (“Pre-Effective Amendment No. 2”).

	(2)	Form of Management Agreement between the Registrant, on behalf of Legg Mason Emerging Markets Diversified Core ETF, and LMPFA is incorporated herein by reference to Pre-Effective Amendment No. 2.

	(3)	Form of Management Agreement between the Registrant, on behalf of Legg Mason Developed ex-US Diversified Core ETF, and LMPFA is incorporated herein by reference to Pre-Effective Amendment No. 2.

	(4)	Form of Management Agreement between the Registrant, on behalf of Legg Mason Low Volatility High Dividend ETF, and LMPFA is incorporated herein by reference to Pre-Effective Amendment No. 2.

	(5)	Form of Subadvisory Agreement between LMPFA and QS Investors, LLC (“QS”)regarding Legg Mason US Diversified Core ETF, is incorporated herein by reference to Pre-Effective Amendment No. 2.

	(6)	Form of Subadvisory Agreement between LMPFA and QS regarding Legg Mason Emerging Markets Diversified Core ETF is incorporated herein by reference to Pre-Effective Amendment No. 2.

	(7)	Form of Subadvisory Agreement between LMPFA and QS regarding Legg Mason Developed ex-US Diversified Core ETF is incorporated herein by reference to Pre-Effective Amendment No. 2.

(8)	Form of Subadvisory Agreement between LMPFA and QS regarding Legg Mason Low Volatility High Dividend ETF is incorporated herein by reference to Pre-Effective Amendment No. 2.

(9)	Form of Subadvisory Agreement between LMPFA and Western Asset Management Company, LLC (formerly, Western Asset Management Company) (“Western Asset”) regarding Legg Mason US Diversified Core ETF is incorporated herein by reference to Pre-Effective Amendment No. 2.

(10)	Form of Subadvisory Agreement between LMPFA and Western Asset regarding Legg Mason Emerging Markets Diversified Core ETF is incorporated herein by reference to Pre-Effective Amendment No. 2.

(11)	Form of Subadvisory Agreement between LMPFA and Western Asset regarding Legg Mason Developed ex-US Diversified Core ETF is incorporated herein by reference to Pre-Effective Amendment No. 2 .

(12)	Form of Subadvisory Agreement between LMPFA and Western Asset regarding Legg Mason Low Volatility High Dividend ETF is incorporated herein by reference to Pre-Effective Amendment No. 2.

(13)	Form of Management Agreement between the Registrant, on behalf of Legg Mason International Low Volatility High Dividend ETF, and LMPFA is incorporated herein by reference to Post-Effective Amendment No. 2.

(14)	Form of Subadvisory Agreement between LMPFA and QS regarding Legg Mason International Low Volatility High Dividend ETF is incorporated herein by reference to Post-Effective Amendment No. 2.

(15)	Form of Subadvisory Agreement between LMPFA and Western Asset regarding Legg Mason International Low Volatility High Dividend ETF is incorporated herein by reference to Post-Effective Amendment No. 2.

(16)	Form of Management Agreement between the Registrant, on behalf of Legg Mason Emerging Markets Low Volatility High Dividend ETF, and LMPFA is incorporated herein by reference to Post-Effective Amendment No. 7 filed on November 8, 2016 (“Post-Effective Amendment No. 7”).

(17)	Form of Subadvisory Agreement between LMPFA and QS regarding Legg Mason Emerging Markets Low Volatility High Dividend ETF is incorporated herein by reference to Post-Effective Amendment No. 7.

(18)	Form of Subadvisory Agreement between LMPFA and Western Asset regarding Legg Mason Emerging Markets Low Volatility High Dividend ETF is incorporated herein by reference to Post-Effective Amendment No. 7.

(19)	Form of Management Agreement between the Registrant, on behalf of Legg Mason Global Infrastructure ETF, and LMPFA is incorporated herein by reference to Post-Effective Amendment No. 9 filed on December 19, 2016 (“Post-Effective Amendment No. 9”).

(20)	Form of Subadvisory Agreement between LMPFA and RARE Infrastructure (North America) Pty Limited (“RARE”) regarding Legg Mason Global Infrastructure ETF is incorporated herein by reference to Post-Effective Amendment No. 9.

(21)	Form of Subadvisory Agreement between LMPFA and Western Asset regarding Legg Mason Global Infrastructure ETF is incorporated herein by reference to Post-Effective Amendment No. 9.

(22)	Form of Management Agreement between the Registrant, on behalf of ClearBridge All Cap Growth ETF, and LMPFA is incorporated herein by reference to Post-Effective Amendment No. 16.

(23)	Form of Subadvisory Agreement between LMPFA and ClearBridge Investments, LLC (“ClearBridge”) regarding ClearBridge All Cap Growth ETF is incorporated herein by reference to Post-Effective Amendment No. 16.

(24)	Form of Subadvisory Agreement between LMPFA and Western Asset regarding ClearBridge All Cap Growth ETF is incorporated herein by reference to Post-Effective Amendment No. 16.

(25)	Form of Management Agreement between the Registrant, on behalf of ClearBridge Large Cap Growth ESG ETF, and LMPFA is incorporated herein by reference to Post-Effective Amendment No. 20 filed on May 15, 2017 (“Post-Effective Amendment No. 20”).

(26)	Form of Subadvisory Agreement between LMPFA and ClearBridge regarding ClearBridge Large Cap Growth ESG ETF is incorporated herein by reference to Post-Effective Amendment No. 20.

(27)	Form of Subadvisory Agreement between LMPFA and Western Asset regarding ClearBridge Large Cap Growth ESG ETF is incorporated herein by reference to Post-Effective Amendment No. 20.

(28)	Form of Management Agreement between the Registrant, on behalf of ClearBridge Dividend Strategy ESG ETF, and LMPFA is incorporated herein by reference to Post-Effective Amendment No. 21 filed on May 15, 2017 (“Post-Effective Amendment No. 21”).

(29)	Form of Subadvisory Agreement between LMPFA and ClearBridge regarding ClearBridge Dividend Strategy ESG ETF is incorporated herein by reference to Post-Effective Amendment No. 21.

(30)	Form of Subadvisory Agreement between LMPFA and Western Asset regarding ClearBridge Dividend Strategy ESG ETF is incorporated herein by reference to Post-Effective Amendment No. 21.

(31)	Form of Management Agreement between the Registrant, on behalf of Legg Mason Small-Cap Quality Value ETF, and LMPFA is incorporated herein by reference to Post-Effective Amendment No. 24 filed on June 30, 2017 (“Post-Effective Amendment No. 24”).

(32)	Form of Subadvisory Agreement between LMPFA and Royce & Associates, LP (“Royce”) regarding Legg Mason Small-Cap Quality Value ETF is incorporated herein by reference to Post-Effective Amendment No. 24.

(33)	Form of Subadvisory Agreement between LMPFA and Western Asset regarding Legg Mason Small-Cap Quality Value ETF is incorporated herein by reference to Post-Effective Amendment No. 24.

(34)	Schedule A to the Management Agreement between Registrant, on behalf of Legg Mason Low Volatility High Dividend ETF, and LMPFA is incorporated herein by reference to Post-Effective Amendment No. 45 filed on March 22, 2018 (“Post-Effective Amendment No. 45”).

(35)	Form of Management Agreement between the Registrant, on behalf of BrandywineGLOBAL - Global Total Return ETF, and LMPFA is incorporated herein by reference to Post-Effective Amendment No. 60 filed on October 4, 2018 (“Post-Effective Amendment No. 60”).

(36)	Form of Subadvisory Agreement between LMPFA and Brandywine Global Investment Management, LLC (“Brandywine”) regarding BrandywineGLOBAL - Global Total Return ETF is incorporated herein by reference to Post-Effective Amendment No. 60.

	(37)	Form of Management Agreement between the Registrant, on behalf of Western Asset Total Return ETF, and LMPFA is incorporated herein by reference to Post-Effective Amendment No. 53 filed on July 30, 2018 (“Post-Effective Amendment No. 53”).

	(38)	Form of Subadvisory Agreement between LMPFA and Western Asset regarding Western Asset Total Return ETF is incorporated herein by reference to Post-Effective Amendment No. 53.

	(39)	Form of Sub-Subadvisory Agreement between Western Asset and Western Asset Management Company Limited (“Western Asset London”) regarding Western Asset Total Return ETF is incorporated herein by reference to Post-Effective Amendment No. 53.

	(40)	Form of Sub-Subadvisory Agreement between Western Asset and Western Asset Management Company Ltd (“Western Asset Japan”) regarding Western Asset Total Return ETF is incorporated herein by reference to Post-Effective Amendment No. 53.

	(41)	Form of Sub-Subadvisory Agreement between Western Asset and Western Asset Management Company Pte. Ltd. (“Western Asset Singapore”) regarding Western Asset Total Return ETF is incorporated herein by reference to Post-Effective Amendment No. 53.

	(42)	Schedule A to the Management Agreement between Registrant, on behalf of Legg Mason Global Infrastructure ETF, and LMPFA is incorporated herein by reference to Post-Effective Amendment No. 53.

	(43)	Form of Management Agreement between the Registrant, on behalf of Western Asset Short Duration Income ETF, and LMPFA to be filed by amendment.

	(44)	Form of Subadvisory Agreement between LMPFA and Western Asset regarding Western Asset Short Duration Income ETF to be filed by amendment.

	(45)	Form of Sub-Subadvisory Agreement between Western Asset and Western Asset London regarding Western Asset Short Duration Income ETF to be filed by amendment.

	(46)	Form of Sub-Subadvisory Agreement between Western Asset and Western Asset Japan regarding Western Asset Short Duration Income ETF to be filed by amendment.

	(47)	Form of Sub-Subadvisory Agreement between Western Asset and Western Asset Singapore regarding Western Asset Short Duration Income ETF to be filed by amendment.

(e)	(1)	Form of Distribution Agreement is incorporated herein by reference to Pre-Effective Amendment No. 2.

	(2)	Form of Authorized Participant Agreement is incorporated herein by reference to Pre-Effective Amendment No. 2.

	(3)	Schedule A, amended and restated as of April 28, 2016, to the Distribution Agreement is incorporated herein by reference to Post-Effective Amendment No. 2.

	(4)	Schedule A, amended and restated as of November 1, 2016, to the Distribution Agreement is incorporated herein by reference to Post-Effective Amendment No. 7.

	(5)	Schedule A, amended and restated as of February 1, 2017, to the Distribution Agreement is incorporated herein by reference to Post-Effective Amendment No. 16.

	(6)	Schedule A, amended and restated as of April 27, 2017, to the Distribution Agreement is incorporated herein by reference to Post-Effective Amendment No. 24.

	(7)	Schedule A, amended and restated as of October 31, 2017, to the Distribution Agreement is incorporated herein by reference to Post-Effective Amendment No. 42.

	(8)	Schedule A to the Distribution Agreement to be filed by amendment.

(f)	Not applicable.

(g)	(1)	Custodian Services Agreement with State Street Bank and Trust Company (“State Street”), dated October 5, 2012, is incorporated herein by reference to Post-Effective Amendment No. 249 of Legg Mason Partners Equity Trust as filed with the SEC on November 30, 2012.

	(2)	Form of Letter Agreement amending the Custodian Services Agreement is incorporated herein by reference to Pre-Effective Amendment No. 2.

	(3)	Form of Letter Agreement amending the Custodian Services Agreement and Fund Accounting Services Agreement is incorporated herein by reference to Post-Effective Amendment No. 3 filed on July 15, 2016 (“Post-Effective Amendment No. 3”).

	(4)	Form of Letter Agreement amending the Custodian Services Agreement and Fund Accounting Services Agreement is incorporated herein by reference to Post-Effective Amendment No. 7.

	(5)	Form of Letter Agreement amending the Custodian Services Agreement and Fund Accounting Services Agreement is incorporated herein by reference to Post-Effective Amendment No. 9.

	(6)	Form of Letter Agreement amending the Custodian Services Agreement and Fund Accounting Services Agreement is incorporated herein by reference to Post-Effective Amendment No. 24.

	(7)	Custodian Agreement with The Bank of New York Mellon, dated January 1, 2018, is incorporated herein by reference to Post-Effective Amendment No. 42.

	(8)	Letter Agreement amending the Custodian Services Agreement and Fund Accounting Services Agreement is incorporated herein by reference to Post-Effective Amendment No. 53.

(h)	(1)	Fund Accounting Services Agreement with State Street, dated October 5, 2012, is incorporated herein by reference to Post-Effective Amendment No. 249 of Legg Mason Partners Equity Trust as filed with the SEC on November 30, 2012.

	(2)	Form of Letter Agreement, dated November 20, 2015, amending the Fund Accounting Services Agreement is incorporated herein by reference to Pre-Effective Amendment No. 2.

	(3)	Form of Transfer Agency and Service Agreement is incorporated herein by reference to Pre-Effective Amendment No. 2.

	(4)	Form of Intellectual Property License Agreement between the Registrant and QS is incorporated herein by reference to Pre-Effective Amendment No. 2.

	(5)	Form of Letter Agreement to the Transfer Agency and Service Agreement is incorporated herein by reference to Post-Effective Amendment No. 3.

	(6)	Exhibit A, amended and restated as of April 28, 2016, to the Intellectual Property License Agreement between the Registrant and QS is incorporated herein by reference to Post-Effective Amendment No. 2.

	(8)	Form of Letter Agreement to the Transfer Agency and Service Agreement is incorporated herein by reference to Post-Effective Amendment No. 7.

	(9)	Exhibit A to the Intellectual Property License Agreement between the Registrant and QS with respect to Legg Mason Emerging Markets Low Volatility High Dividend ETF is incorporated herein by reference to Post-Effective Amendment No. 7.

	(10)	Form of Intellectual Property License Agreement between the Registrant and RARE is incorporated herein by reference to Post-Effective Amendment No. 9.

	(11)	Form of Letter Agreement to the Transfer Agency and Service Agreement is incorporated herein by reference to Post-Effective Amendment No. 24.

	(12)	Form of Intellectual Property License Agreement between the Registrant and Royce is incorporated herein by reference to Post-Effective Amendment No. 24.

	(13)	Fund Accounting Agreement with The Bank of New York Mellon, dated January 1, 2018, is incorporated herein by reference to Post-Effective Amendment No. 42.

	(14)	Form of Transfer Agency and Service Agreement with The Bank of New York Mellon, dated January 1, 2018, is incorporated herein by reference to Post-Effective Amendment No. 45.

	(15)	Letter Agreement to the Transfer Agency and Service Agreement is incorporated herein by reference to Post-Effective Amendment No. 53.

(i)	(1)	Opinion of Venable LLP regarding the legality of shares is incorporated herein by reference to Pre-Effective Amendment No. 2.

	(2)	Opinion of Venable LLP regarding the legality of shares with respect to Legg Mason International Low Volatility High Dividend ETF is incorporated herein by reference to Post-Effective Amendment No. 3.

	(3)	Opinion of Venable LLP regarding the legality of shares with respect to Legg Mason Emerging Markets Low Volatility High Dividend ETF is incorporated herein by reference to Post-Effective Amendment No. 7 .

	(4)	Opinion of Venable LLP regarding the legality of shares with respect to Legg Mason Global Infrastructure ETF is incorporated herein by reference to Post-Effective Amendment No. 9.

	(5)	Opinion of Venable LLP regarding the legality of shares with respect to ClearBridge All Cap Growth ETF is incorporated herein by reference to Post-Effective Amendment No. 16.

	(6)	Opinion of Venable LLP regarding the legality of shares with respect to ClearBridge Large Cap Growth ESG ETF is incorporated herein by reference to Post-Effective Amendment No. 20.

	(7)	Opinion of Venable LLP regarding the legality of shares with respect to ClearBridge Dividend Strategy ESG ETF is incorporated herein by reference to Post-Effective Amendment No. 21.

	(8)	Opinion of Venable LLP regarding the legality of shares with respect to Legg Mason Small-Cap Quality Value ETF is incorporated herein by reference to Post-Effective Amendment No. 24.

	(9)	Opinion of Venable LLP regarding the legality of shares with respect to Western Asset Total Return ETF is incorporated herein by reference to Post-Effective Amendment No. 56 filed on September 10, 2018.

	(10)	Opinion of Venable LLP regarding the legality of shares with respect to BrandywineGLOBAL – Global Total Return ETF is incorporated herein by reference to Post-Effective Amendment No. 60.

	(11)	Opinion of Venable LLP regarding the legality of shares with respect to Western Asset Short Duration Income ETF is incorporated herein by reference to Post-Effective Amendment No. 62.

(j)	Consents of Independent Registered Public Accounting Firms is filed herewith.

(k)	Not applicable.

(l)	Form of Initial Capital Agreement is incorporated herein by reference to Pre-Effective Amendment No. 2.

(m)	(1)	Form of Shareholder Services and Distribution Plan pursuant to Rule 12b-1 is incorporated herein by reference to Pre-Effective Amendment No. 2.

	(2)	Appendix A, amended and restated as of April 28, 2016, to the Shareholder Services and Distribution Plan is incorporated herein by reference to Post-Effective Amendment No. 2.

	(3)	Appendix A, amended and restated as of November 1, 2016, to the Shareholder Services and Distribution Plan is incorporated herein by reference to Post-Effective Amendment No. 7.

	(4)	Appendix A, amended and restated as of February 1, 2017, to the Shareholder Services and Distribution Plan is incorporated herein by reference to Post-Effective Amendment No. 16.

	(5)	Appendix A, amended and restated as of April 27, 2017, to the Shareholder Services and Distribution Plan is incorporated herein by reference to Post-Effective Amendment No. 24.

	(6)	Appendix A, amended and restated as of October 31, 2017, to the Shareholder Services and Distribution Plan is incorporated herein by reference to Post-Effective Amendment No. 42.

	(7)	Appendix A to the Shareholder Services and Distribution Plan to be filed by amendment.

(n)	Not applicable.

(o)	(1)	Powers of Attorney dated July 30, 2015 are incorporated herein by reference to initial registration statement on Form N-1A filed on September 4, 2015.

	(2)	Powers of Attorney dated February 2, 2016 are incorporated herein by reference to Post-Effective Amendment No. 2.

	(3)	Powers of Attorney dated February 1, 2017 are incorporated herein by reference to Post-Effective Amendment No. 12.

	(4)	Powers of Attorney dated February 13, 2018 are incorporated herein by reference to Post-Effective Amendment No. 42.

(p)	(1)	Code of Ethics of the Independent Trustees of the Registrant is incorporated herein by reference to Pre-Effective Amendment No. 2. All Access Persons of each fund are subject to a code of ethics meeting the requirements of Rule 17j-1 under the 1940 Act. All Access Persons of the funds other than the Independent Trustees of the Registrant are subject to the provisions of other codes of ethics that have been adopted by LMPFA, LMIS, QS, Western Asset and ClearBridge (see exhibits (p)(2), (p)(3), (p)(4) and (p)(6)) and approved by the Board of Trustees of the Registrant in accordance with the requirements of Rule 17j-1 under the 1940 Act.

	(2)	Code of Ethics of Legg Mason & Co., LLC (adopted by LMPFA and LMIS) is incorporated herein by reference to Post-Effective Amendment No. 215 of Legg Mason Partners Equity Trust as filed with the SEC on December 16, 2011.

	(3)	Code of Ethics of QS is incorporated herein by reference to Pre-Effective Amendment No. 2.

	(4)	Code of Ethics of RARE is incorporated herein by reference to Post-Effective Amendment No. 113 of Legg Mason Global Asset Management Trust as filed with the SEC on January 14, 2016.

	(5)	Code of Ethics of ClearBridge is incorporated herein by reference to Post-Effective Amendment No. 148 of Legg Mason Partners Equity Trust as filed with the SEC on August 26, 2009.

	(6)	Code of Ethics of Royce is incorporated herein by reference to Post-Effective Amendment No. 24.

	(7)	Code of Ethics of Brandywine is incorporated herein by reference to Post-Effective Amendment No. 60.

	(8)	Code of Ethics of Western Asset, Western Asset London and Western Asset Singapore is incorporated herein by reference to Post-Effective Amendment No. 53.

	(9)	Code of Ethics of Western Asset Japan is incorporated herein by reference to Post-Effective Amendment No. 53.

Item 29. Persons Controlled by or Under Common Control with the Fund

Not applicable.

Item 30. Indemnification

Article IX of the Registrant’s Declaration of Trust addresses the limitation of liability and indemnification of the Registrant’s Trustees, officers and others. Section 9.2(a) of the Declaration of Trust provides that no current or former Trustee, officer, or employee of the Registrant will be subject to any personal liability whatsoever to any person, other than the Registrant or its shareholders, in connection with the affairs of the Registrant. Further, Section 9.2(b) of the Declaration of Trust provides that, subject to applicable federal law, no current or former Trustee or officer of the Registrant will be liable to the Registrant or to any shareholder for money damages except:

•	to the extent that it is proved that the person actually received an improper benefit or profit in money, property, or services, or

•

to the extent that a judgment or other final adjudication adverse to the person is entered in a proceeding based on a finding in the proceeding that the person’s action, or failure to act, was the result of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding.

Section 9.5 of the Declaration of Trust states that, subject to certain exceptions and limitations expressed in the Declaration of Trust, each current and former Trustee, officer, or employee of the Registrant, including persons who serve at the request of the Registrant as directors, trustees, officers, employees, agents or independent contractors of another organization in which the Registrant has an interest as a shareholder, creditor or otherwise (each, a “Covered Person”), be indemnified by the Registrant to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim in which he becomes involved as a party or otherwise by virtue of his being (or having served) in such position and against amounts paid or incurred by him in settlement thereof. Section 9.5 of the Declaration of Trust further provides that no indemnification shall be provided to the extent such indemnification is prohibited by applicable federal law. The Declaration of Trust also sets forth provisions outlining presumptions that may be made relating to a person’s standard of conduct and when expenses may be advanced.

In addition to the foregoing, the Registrant has entered into an Indemnification Agreement with each of its Trustees that provides for indemnification consistent with the principles described above. These Indemnification Agreements set forth certain procedural aspects with respect to indemnification, including the advancement of expenses, and presumptions relating to the determination of whether the standard of conduct required for indemnification has been met, as well as remedies for the indemnitee in the event that, among other things, determinations as to entitlement to indemnification, advancement of expenses and indemnity payments are not made in accordance with the procedures specified therein.

The Trustees and officers of the Registrant and the personnel of the Registrant’s manager are insured under an errors and omissions liability insurance policy. The Registrant and its officers are also insured under the fidelity bond required by Rule 17g-1 under the Investment Company Act of 1940, as amended.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “1933 Act”), may be provided to directors, officers and controlling persons of the Registrant, pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding or payment pursuant to any insurance policy) is asserted against the Registrant by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is prohibited as against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Under the Distribution Agreement, the Registrant agrees to indemnify LMIS, its officers, directors and employees and any person who controls LMIS within the meaning of Section 15 of the 1933 Act, free and harmless from and against any and all claims, demands, liabilities and expenses (including the reasonable cost of investigating or defending such claims, demands or liabilities and any counsel fees incurred in connection therewith) which LMIS, its officers, directors and employees or any such controlling person may incur, under the 1933 Act or under common law or otherwise, arising out of or based upon any alleged untrue statement of a material fact contained in the Registrant’s Registration Statement or arising out of or based upon any alleged omission to state a material fact required to be stated or necessary to make the Registration Statement not misleading, provided that in no event shall anything contained in the Distribution Agreement be construed so as to protect LMIS or such other parties against any liability to the Registrant or its shareholders to which LMIS or such other parties would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of their duties, or by reason of reckless disregard of their obligations and duties under the Distribution Agreement.

The Registrant’s Management Agreements and Subadvisory Agreements generally provide that the manager or subadviser, as applicable, assumes no responsibility under the Agreements other than to render the services called for under the Agreements in good faith. The Management Agreements and Subadvisory Agreements generally further provide that the manager or the subadviser, as applicable, shall not be liable for any error of judgment or mistake of law, or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for the fund, provided that nothing in the Agreements protect the manager or the subadviser, as applicable, against any liability to a fund to which the manager or subadviser, as applicable, would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the Agreements.

Item 31. Business and Other Connections of Investment Adviser

Investment Adviser—Legg Mason Partners Fund Advisor, LLC (“LMPFA”)

LMPFA was formed in 2006 under the laws of the State of Delaware as a limited liability company. LMPFA is a direct wholly-owned subsidiary of Legg Mason, Inc. (“Legg Mason”).

LMPFA is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The list required by this Item 31 of officers and directors of LMPFA together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated herein by reference to Schedules A and D of Form ADV filed by LMPFA pursuant to the Advisers Act (SEC File No. 801-66785).

Subadviser—Brandywine Global Investment Management, LLC (“Brandywine”)

Brandywine was organized under the laws of the State of Delaware as a limited liability company. Brandywine is a direct wholly-owned subsidiary of Legg Mason. Brandywine is registered as an investment adviser under the Advisers Act.

The following table notes the officers and directors of Brandywine, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two fiscal years.

NAME	POSITION(S) AT BRANDYWINE	OTHER POSITION(S) HELD	PRINCIPAL BUSINESS ADDRESS
David F. Hoffman	Elected Manager and Senior Managing Director	President, BGIM Capital Management, LLC	Cira Centre, 2929 Arch St. 8th Floor Philadelphia, PA 19104

Henry F. Otto	Elected Manager and Senior Managing Director	None

Adam B. Spector	Elected Manager and Managing Partner	Director, Brandywine Global Investment Management (Canada) ULC	Cira Centre, 2929 Arch St. 8th Floor Philadelphia, PA 19104

		Director, Brandywine Global Investment Management (Asia) Pte. Ltd.	Cira Centre, 2929 Arch St. 8th Floor Philadelphia, PA 19104

		Director, Brandywine Global Investment Management (Europe) Limited	Cira Centre, 2929 Arch St. 8th Floor Philadelphia, PA 19104

John D. Kenney	Elected Manager	Vice President, Legg Mason, Inc.	100 International Drive Baltimore, MD 21202

Director, QS Investors Holdings, LLC	880 Third Avenue, 7th Floor New York, NY 10022

Director, QS Batterymarch Financial Management, Inc.	880 Third Avenue, 7th Floor New York, NY 10022

Vice President, Legg Mason Charitable Foundation, Inc.	100 International Drive Baltimore, MD 21202

Director, ClearBridge Investments, LLC	620 Eighth Avenue, 48th Floor New York, NY 10018

Director, Legg Mason ClearBridge Holdings LLC	100 International Drive Baltimore, MD 21202

Director, Legg Mason Australia Holdings Pty Limited	Level 47, 120 Collins Street, Melbourne, VIC 3000, Australia

Manager, Royce & Associates, GP, LLC	745 Fifth Avenue New York, NY 10151

Manager, Legg Mason Royce Holdings, LLC	100 International Drive Baltimore, MD 21202

Director, EnTrustPermal Partners Holdings LLC	375 Park Avenue, 24th Floor New York, NY 10152

Director, EnTrustPermal LLC	100 International Drive Baltimore, MD 21202

Director, Martin Currie (Holdings) Limited	Clarendon House, 2 Church Street, Hamilton HM11, Bermuda

Director, Martin Currie Limited	Saltire Court, 20 Castle Terrace, Edinburgh, EH1 2ES, United Kingdom

Director, RARE Infrastructure Finance Pty Limited	Level 13, 35 Clarence Street, Sydney, NSW 2000, Australia

Director, RARE Infrastructure International Pty Limited	Level 13, 35 Clarence Street, Sydney, NSW 2000, Australia

Director, RARE Infrastructure Limited	Level 13, 35 Clarence Street, Sydney, NSW 2000, Australia

Director, RARE Infrastructure (Europe) Pty Limited	Level 13, 35 Clarence Street, Sydney, NSW 2000, Australia

		Director, RARE Infrastructure (North America) Pty Limited	Level 13, 35 Clarence Street, Sydney, NSW 2000, Australia

		Director, RARE Holdings Pty Limited	Level 13, 35 Clarence Street, Sydney, NSW 2000, Australia

		Director, Treasury RARE Holdings Pty Limited	Level 13, 35 Clarence Street, Sydney, NSW 2000, Australia

		Manager, LM/Clarion I, LLC	100 International Drive Baltimore, MD 21202

		Manager, LM/Clarion II, LLC	100 International Drive Baltimore, MD 21202

		Director, Clarion Partners Holdings, LLC	230 Park Avenue, Floor 12 New York, NY 10169

Patricia Lattin	Elected Manager	None

Jeffrey S. Masom	Elected Manager	Director, Legg Mason Investor Services, LC	100 International Drive Baltimore, MD 21202

Ursula A. Schliesser	Elected Manager	Executive Vice President and Chief Administrative Officer, Legg Mason, Inc	100 International Drive Baltimore, MD 21202

		Director, Treasury RARE Holdings Pty Limited	Level 13, 35 Clarence Street, Sydney, NSW 2000, Australia

		Director, Legg Mason Australia Holdings Pty Limited	Level 47, 120 Collins Street Melbourne, Victoria 3000

		Director, RARE Holdings Pty Limited	Level 13 35 Clarence Street Sydney, NSW 2000 Australia

		Director, RARE Infrastructure (Europe) Pty Limited	Level 13 35 Clarence Street Sydney, NSW 2000 Australia

		Director, RARE Infrastructure International Pty Limited	Level 13 35 Clarence Street Sydney, NSW 2000 Australia

		Director, RARE Infrastructure (UK) Limited	84 Brook Street, London, W1K 5EH, U.K.

		Director, RARE Infrastructure Finance Pty Limited	Level 13 35 Clarence Street Sydney, NSW 2000 Australia

		Director, RARE Infrastructure Limited	Level 13 35 Clarence Street Sydney, NSW 2000 Australia

		Director, Legg Mason Investment Funds Limited	201 Bishopsgate London EC2M 3AB, U.K.

		Director, Legg Mason Investments (Europe) Limited	201 Bishopsgate London EC2M 3AB, U.K.

		Director, Legg Mason Asset Management (Japan) Co., Ltd,	Marunouchi 1-5-1, Chiyoda-Ku, Tokyo 100-6536, Japan

		Director, Legg Mason Asset Management Hong Kong Limited,	Suites 1202-03, 12 Floor, York House, The Landmark, 15 Queen’s Road Central, Hong Kong

		Director, Legg Mason Asset Management Australia Limited	Level 47, 120 Collins Street Melbourne, Victoria 3000

		Director, Brandywine Global Investment Management (Europe) Limited	2929 Arch Street, 8th Floor, Philadelphia, Pennsylvania 19104

Mark P. Glassman	Chief Administrative Officer	Director, Brandywine Global Investment Management (Europe) Limited	Cira Centre, 2929 Arch St. 8th Floor Philadelphia, PA 19104

		Treasurer, BGIM Capital Management, LLC,	Cira Centre, 2929 Arch St. 8th Floor Philadelphia, PA 19104

Stephen S. Smith	Senior Managing Director	Vice President, BGIM Capital Management, LLC	Cira Centre, 2929 Arch St. 8th Floor Philadelphia, PA 19104

Steven M. Tonkovich	Senior Managing Director	None

Patrick S. Kaser	Managing Director	None

Christopher D. Marzullo	General Counsel & Chief Compliance Officer	None

Thomas C. Merchant	Secretary	Executive Vice President, General Counsel and Secretary, Legg Mason, Inc.	100 International Drive Baltimore, MD 21202

		Secretary, Legg Mason & Co., LLC	100 International Drive Baltimore, MD 21202

		Member and Secretary, Legg Mason Political Action Committee	100 International Drive Baltimore, MD 21202

		Secretary, The Baltimore Company	100 International Drive Baltimore, MD 21202

		Secretary, BMML, Inc.	100 International Drive Baltimore, MD 21202

Secretary, Barrett Associates, Inc.	90 Park Avenue New York, NY 10016

Secretary, Legg Mason Charitable Foundation, Inc.	100 International Drive Baltimore, MD 21202

Secretary, Legg Mason Commercial Real Estate Services, Inc.	100 International Drive Baltimore, MD 21202

Secretary, Legg Mason International Holdings, LLC	100 International Drive Baltimore, MD 21202

Secretary, Legg Mason Realty Group, Inc.	100 International Drive Baltimore, MD 21202

Secretary, Legg Mason Realty Partners, Inc.	100 International Drive Baltimore, MD 21202

Secretary, Legg Mason Tower, Inc.	100 International Drive Baltimore, MD 21202

Secretary, Legg Mason Holdings, LLC	100 International Drive Baltimore, MD 21202

Secretary, LM Capital Support V, LLC	100 International Drive Baltimore, MD 21202

Secretary, LMOBC, Inc.	600 Vine Street, Suite 2100 Cincinnati, OH 45202

Secretary, Pelican Holdings I, LLC	100 International Drive Baltimore, MD 21202

Secretary, Pelican Holdings II, LLC	100 International Drive Baltimore, MD 21202

Secretary, Legg Mason Real Estate Securities Advisors, Inc.	100 International Drive Baltimore, MD 21202

Director, QS Batterymarch Financial Management, Inc.	880 Third Avenue, 7th Floor New York, NY 10022

QS Investors, LLC	880 Third Avenue, 7th Floor New York, NY 10022

Director, QS Investors Holdings, LLC	880 Third Avenue, 7th Floor New York, NY 10022

Non-Executive Director, Western Asset Management Company Limited	10 Exchange Square, 10th Floor, Primrose Street, London EC2A 2EN, United Kingdom

Subadviser—ClearBridge Investments, LLC (“ClearBridge”)

ClearBridge was organized under the laws of the State of Delaware as a limited liability company. ClearBridge is a direct wholly-owned subsidiary of Legg Mason. ClearBridge is registered as an investment adviser under the Advisers Act.

The following table notes the officers and directors of ClearBridge, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years.

NAME	POSITION(S) AT CLEARBRIDGE INVESTMENTS, LLC	OTHER POSITION(S) HELD	PRINCIPAL BUSINESS ADDRESS
Terrence J. Murphy	Director, Chief Executive Officer, President and Chief Operating Officer	Manager, Chief Executive Officer, President and Chief Operating Officer, ClearBridge, LLC	620 Eighth Avenue, 48th Floor, New York, New York 10018

		Director and Chief Executive Officer, Legg Mason Private Portfolio Group, LLC	620 Eighth Avenue, 48th Floor, New York, New York 10018

Barbara Brooke Manning	General Counsel and Chief Compliance Officer	General Counsel and Chief Compliance Officer, ClearBridge, LLC	620 Eighth Avenue, 48th Floor, New York, New York 10018

		Chief Compliance Officer, Legg Mason Private Portfolio Group, LLC	620 Eighth Avenue, 48th Floor, New York, New York 10018

Harry D. Cohen	Co-Chief Investment Officer	Co-Chief Investment Officer, ClearBridge, LLC	620 Eighth Avenue, 48th Floor, New York, New York 10018

Scott K. Glasser	Director and Co-Chief Investment Officer	Co-Chief Investment Officer, ClearBridge, LLC	620 Eighth Avenue, 48th Floor, New York, New York 10018

Cynthia K. List	Director and Chief Financial Officer	Chief Financial Officer, Legg Mason Private Portfolio Group, LLC	620 Eighth Avenue, 48th Floor, New York, New York 10018

		Chief Financial Officer, ClearBridge, LLC	620 Eighth Avenue, 48th Floor, New York, New York 10018

NAME	POSITION(S) AT CLEARBRIDGE INVESTMENTS, LLC	OTHER POSITION(S) HELD	PRINCIPAL BUSINESS ADDRESS
John D. Kenney	Director	Vice President, Legg Mason, Inc.	100 International Drive Baltimore, MD 21202

		Director, QS Investors Holdings, LLC	880 Third Avenue, 7th Floor New York, NY 10022

		Former Director, QS Batterymarch Financial Management, Inc.	880 Third Avenue, 7th Floor New York, NY 10022

		Vice President, Legg Mason Charitable Foundation, Inc.	100 International Drive Baltimore, MD 21202

		Director, Legg Mason ClearBridge Holdings LLC	100 International Drive Baltimore, MD 21202

		Director, Legg Mason Australia Holdings Pty Limited	Level 47, 120 Collins Street, Melbourne, VIC 3000, Australia

		Manager, Royce & Associates, GP, LLC	745 Fifth Avenue New York, NY 10151

		Manager, Legg Mason Royce Holdings, LLC	100 International Drive Baltimore, MD 21202

		Director, EnTrustPermal Partners Holdings LLC	375 Park Avenue, 24th Floor New York, NY 10152

		Director, EnTrustPermal LLC	100 International Drive Baltimore, MD 21202

		Director, Martin Currie (Holdings) Limited	Clarendon House, 2 Church Street, Hamilton HM11, Bermuda

		Director, Martin Currie Limited	Saltire Court, 20 Castle Terrace, Edinburgh, EH1 2ES, United Kingdom

NAME	POSITION(S) AT CLEARBRIDGE INVESTMENTS, LLC	OTHER POSITION(S) HELD	PRINCIPAL BUSINESS ADDRESS
		Director, RARE Infrastructure Finance Pty Limited	Level 13, 35 Clarence Street, Sydney, NSW 2000, Australia

		Director, RARE Infrastructure International Pty Limited	Level 13, 35 Clarence Street, Sydney, NSW 2000, Australia

		Director, RARE Infrastructure Limited	Level 13, 35 Clarence Street, Sydney, NSW 2000, Australia

		Director, RARE Infrastructure (Europe) Pty Limited	Level 13, 35 Clarence Street, Sydney, NSW 2000, Australia

		Director, RARE Infrastructure (North America) Pty Limited	Level 13, 35 Clarence Street, Sydney, NSW 2000, Australia

		Director, RARE Holdings Pty Limited	Level 13, 35 Clarence Street, Sydney, NSW 2000, Australia

		Director, Treasury RARE Holdings Pty Limited	Level 13, 35 Clarence Street, Sydney, NSW 2000, Australia

		Manager, LM/Clarion I, LLC	100 International Drive Baltimore, MD 21202

		Manager, LM/Clarion II, LLC	100 International Drive Baltimore, MD 21202

		Director, Clarion Partners Holdings, LLC	230 Park Avenue, Floor 12 New York, NY 10169

Frances L. Cashman	Director	Director, Legg Mason Investor Services, LLC	100 International Drive Baltimore, MD 21202

		Manager, Royce & Associates GP, LLC	745 Fifth Avenue New York, NY 10151

Brian M. Eakes	Director	Manager, Legg Mason Holdings, LLC	100 International Drive Baltimore, MD 21202

NAME	POSITION(S) AT CLEARBRIDGE INVESTMENTS, LLC	OTHER POSITION(S) HELD	PRINCIPAL BUSINESS ADDRESS
		Director, Legg Mason Investment Funds Limited	201 Bishopsgate London EC2M 3AB U.K.

		Director, Legg Mason Investments (Europe) Limited	201 Bishopsgate London EC2M 3AB U.K.

		Director, Permal Group Holdings LLC	100 International Drive Baltimore, MD 21202

Director, Permal Group LLC

		Director, Permal UK Limited	12 St. James’s Square London SW1Y 4LB U.K.

Director, ETP Holdings (Cayman) Limited

		Director, Legg Mason & Co. (UK) Limited	201 Bishopsgate London EC2M 3AB U.K.

		Director, Legg Mason Asset Management (Japan) Co. Limited	5-1 Marunochi 1-Chome Chiyoda-Ku, Tokyo 100-6536, Japan

John J. Eede	Director	Director, Legg Mason Investment Funds Limited	201 Bishopsgate London EC2M 3AB U.K.

		Director, Legg Mason Investments (Europe) Limited	201 Bishopsgate London EC2M 3AB U.K.

		Director, Legg Mason Investments (Switzerland) GMBH	c/o Naegeli & Partner Attorneys at Law Ltd., Klausstrasse 33, 8008 Zurich, Switzerland

Subadviser— QS Investors LLC (“QS”)

QS was formed in 1999 under the laws of the State of Delaware as a limited liability company. QS became a wholly-owned subsidiary of Legg Mason in 2014. QS is an investment adviser registered with the SEC under the Advisers Act.

For information as to the business, profession, vocation or employment of a substantial nature of each of the officers and directors of QS, reference is made to the current Form ADV of QS filed under the Advisers Act, incorporated herein by reference and the file number of which is as follows:

QS Investors, LLC

File No. 801-70974

CRD No. 152688

Subadviser—RARE Infrastructure (North America) Pty Ltd. (“RARE”)

RARE is an investment adviser registered with the SEC under the Advisers Act. The following table notes the directors, officers, or partners of RARE, together with information as to any other substantial business activities engaged in by such directors, officers or partners of RARE.

Name	Position at RARE	Other Positions Held
Nicholas James Langley	Director	None
Richard Peter Elmslie	Director	None
Sally Louise Worrall	CCO	None
Annette Katherine Golden	Head of Legal	None
Ursula Schliessler	Director	None
John Duff Kenney	Director	None
Hong Heng Lennie Lim	Director	None
Julie Marie Schelfhaut	Head of Finance/CO SEC	None
Carl Nelson McGann	COO	None

Subadviser— Royce & Associates, LP (“Royce”)

Royce was formed under the laws of the State of Delaware as a limited partnership. Royce is an investment adviser registered with the SEC under the Advisers Act.

For information as to the business, profession, vocation or employment of a substantial nature of each of the officers and directors of Royce, reference is made to the current Form ADV of Royce filed under the Advisers Act, incorporated herein by reference and the file number of which is as follows:

Royce & Associates, LP

File No. 801-8268

CRD No. 107689

Subadviser—Western Asset Management Company, LLC (formerly, Western Asset Management Company) (“WAM”)

WAM is organized as under the laws of the State of California as a limited liability company. WAM is a wholly-owned subsidiary of Legg Mason. WAM is an investment adviser registered with the SEC under the Advisers Act.

The following table notes the officers and directors of WAM, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years.

Name	Position at WAM	Other Positions Held
James W. Hirschmann III	Chief Executive Officer, President and Director	None

Bruce D. Alberts	Chief Financial Officer	None

Brett B. Canon	Director of Risk Management and Operations	None

James J. Flick	Director of Global Client Services and Marketing	None

Gavin L. James	Director of Portfolio Operations	None

Charles A. Ruys de Perez	Secretary, General Counsel and Head of Legal and Compliance	Western Asset Management Company Limited—Director; Western Asset Management Company Pte. Ltd.—Director; Western Asset Management Company Ltd.—Director; Western Asset Management Company Pty. Ltd.—Director; Western Asset Holdings (Australia) Pty. Ltd.—Director

Jeffrey A. Nattans	Director	ClearBridge, LLC – Director; Legg Mason Investment Counsel, LLC – Director; Legg Mason Investment Counsel & Trust Company, N.A. – Director; LMOBC, Inc. – Director; PCM Holdings I, LLC – Director; PCM Holdings II, LLC – Director; Royce & Associates, LLC – Director; Western Asset Management Company – Director; Permal Group Limited – Director; Legg Mason Private Portfolio Group, LLC – Director; LMOBC, Inc. – Officer-President

F. Barry Bilson	Director	None

Daniel E. Giddings	Assistant Secretary	None

Sub-Subadviser—Western Asset Management Company Limited (“WAM London”)

WAM London is incorporated under the laws of England as a corporation. WAM London is a wholly-owned subsidiary of Legg Mason. WAM London is an investment adviser registered with the SEC under the Advisers Act.

The following table notes the officers and directors of WAM London, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years.

Name	Position at WAM	Other Positions Held
Charles A. Ruys de Perez	Director	Information regarding Mr. Ruys de Perez’s other positions held is included in the table above relating to WAM.

Michael B. Zelouf	Director	Director; Western Asset Management (UK) Holdings Limited (“Holdings UK”)

Kate Blackledge	Secretary	Officer, Holdings UK

Sub-Subadviser—Western Asset Management Company Ltd (“WAM Japan”)

Western Asset Management Company Ltd in Japan (“WAM Japan”) is incorporated under the laws of Japan as a corporation. WAM Japan is a wholly-owned subsidiary of Legg Mason. WAM Japan is an investment adviser registered with the SEC under the Advisers Act.

The following table notes the officers and directors of WAM Japan, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years.

Name	Position at WAM	Other Positions Held
Takashi Komatsu	Director	None

Naoya Orime	Director	None

Charles A. Ruys de Perez	Director	Information regarding Mr. Ruys de Perez’s other positions held is included in the table above relating to WAM.

Yasuaki Sudo	Finance Officer	None

Naoya Orime	Head of Tokyo Operations	None

Sub-Subadviser—Western Asset Management Company Pte. Ltd. (“WAM Singapore”)

WAM Singapore is incorporated under the laws of Singapore as a corporation. WAM Singapore is a wholly-owned subsidiary of Legg Mason. WAM Singapore is an investment adviser registered with the SEC under the Advisers Act.

The following table notes the officers and directors of WAM Singapore, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years.

Name	Position at WAM	Other Positions Held
Charles A. Ruys de Perez	Director	Information regarding Mr. Ruys de Perez’s other positions held is included in the table above relating to WAM.

Alvin Lee Lip Sin	Director	None

Hui Kwoon Thor	Finance Manager	None

Henry H. Hamrock	Head of Singapore Operations	None

Item 32. Principal Underwriters

(a) Legg Mason Investor Services, LLC (“LMIS”) is a distributor of funds that are series of the following registrants: Legg Mason ETF Investment Trust, Legg Mason Partners Equity Trust, Legg Mason Partners Variable Equity Trust, Legg Mason Partners Income Trust, Legg Mason Partners Variable Income Trust, Legg Mason Partners Institutional Trust, Legg Mason Partners Money Market Trust, Legg Mason Partners Premium Money Market Trust, Legg Mason Global Asset Management Trust, Legg Mason Global Asset Management Variable Trust, Legg Mason Investment Trust, Western Asset Funds, Inc.

LMIS is the placement agent for funds that are series of Master Portfolio Trust.

(b) The information required by this Item 32 with respect to each director and officer of LMIS is listed below:

Name and Principal Business Address*	Position and Offices with Underwriter – LMIS	Positions and Offices with Registrant
Frances Cashman	Manager and Co-Managing Director	None

Jeffrey Masom	Manager and Co-Managing Director	None

Dionne Spencer	Chief Financial Officer, Treasurer and Financial Reporting Officer	None

Kenneth D. Cieprisz 620 8th Avenue, 49th Floor New York, NY 10018	Vice President and Chief Compliance Officer	None

Elisabeth F. Craig	Secretary	None

Vicki Schmelzer	Assistant Secretary	None

Susan Kerr 620 8th Avenue, 49th Floor New York, NY 10018	AML Compliance Officer	None

*	All addresses are 100 International Drive, Baltimore, Maryland 21202, unless otherwise indicated.

(c) Not applicable.

Item 33. Location of Accounts and Records

With respect to the Registrant:

(1)	Legg Mason ETF Investment Trust

620 Eighth Avenue

New York, NY 10018

With respect to the Registrant’s Investment Managers:

(2)	Legg Mason Partners Fund Advisor, LLC

620 Eighth Avenue

New York, NY 10018

(3)	Brandywine Global Investment Management, LLC

2929 Arch Street

Philadelphia, PA 19104

(4)	ClearBridge Investments, LLC

620 Eighth Avenue

New York, NY 10018

(5)	QS Investors, LLC

880 Third Avenue

New York, New York 10022

(6)	RARE Infrastructure (North America) Pty Ltd.

Level 13, 35 Clarence Street

Sydney, NSW 2000

(7)	Royce & Associates, LP

745 Fifth Avenue

New York, New York 10151

(8)	c/o Western Asset Management Company, LLC, Western Asset Management Company Limited, Western Asset Management Company Ltd and Western Asset Management Company Pte. Ltd.

620 Eighth Avenue

New York, New York 10018

With respect to the Registrant’s Custodian:

(9)	State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

(10)	The Bank of New York Mellon

225 Liberty Street

New York, New York 10286

With respect to the Registrant’s Transfer Agent:

(11)	State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

(12)	The Bank of New York Mellon

225 Liberty Street

New York, New York 10286

With respect to the Registrant’s Distributor:

(13)	Legg Mason Investor Services, LLC

100 International Drive

Baltimore, MD 21202

Item 34. Management Services

Not applicable.

Item 35. Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the Investment Company Act of 1940, as amended, the Registrant, LEGG MASON ETF INVESTMENT TRUST, has duly caused this Post-Effective Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baltimore, State of Maryland on this 5th day of November, 2018.

LEGG MASON ETF INVESTMENT TRUST, on behalf of Legg Mason Small-Cap Quality Value ETF.

By:	/s/ Jane Trust
Jane Trust
President and Chief Executive Officer

WITNESS our hands on the date set forth below.

Pursuant to the requirements of the Securities Act, this Post-Effective Amendment has been signed below by the following persons in the capacities indicated below on November 5, 2018.

Signature	Title

/s/ Jane Trust	President, Chief Executive Officer and Trustee
Jane Trust

/s/ Richard F. Sennett	Principal Financial Officer
Richard F. Sennett

Paul R. Ades*	Trustee
Paul R. Ades

Andrew L. Breech*	Trustee
Andrew L. Breech

Dwight B. Crane*	Trustee
Dwight B. Crane

Althea L. Duersten*	Trustee
Althea L. Duersten

Frank G. Hubbard*	Trustee
Frank G. Hubbard

Howard J. Johnson*	Trustee
Howard J. Johnson

Jerome H. Miller*	Trustee
Jerome H. Miller

Ken Miller*	Trustee
Ken Miller

John J. Murphy*	Trustee
John J. Murphy

Thomas F. Schlafly*	Trustee
Thomas F. Schlafly

*By:	/s/ Jane Trust
Jane Trust, as Agent

INDEX TO EXHIBITS

Index No.	Description of Exhibit

(j)	Consents of Independent Registered Public Accounting Firms